As filed with the Securities and Exchange Commission on April 10, 2025

Securities Act File No. 333-284624

Investment Company Act File No. 811-24046

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO. 1	☒
POST-EFFECTIVE AMENDMENT NO. [ ]	☐

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO. 1	☒

GoldenTree Opportunistic Credit Fund

(Exact name of registrant as specified in charter)

300 Park Avenue, 21st Floor

New York, New York 10022

212-847-3500

(Address and telephone number, including area code, of principal executive offices)

Peter Alderman

300 Park Avenue, 21st Floor

New York, New York 10022

(Name and address of agent for service)

COPIES TO:

William J. Bielefeld, Esq.

Alexander C. Karampatsos, Esq.

Dechert LLP

1900 K Steet NW

Washington, DC 20006

(202) 261-3386

Approximate Date of Commencement of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

☐	immediately upon filing pursuant to paragraph (b) of Rule 486.

☐	on (date) pursuant to paragraph (b) of Rule 486.

☐	60 days after filing pursuant to paragraph (a) of Rule 486.

☐	on (date) pursuant to paragraph (a) of Rule 486.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

Preliminary Prospectus Dated April 10, 2025

PROSPECTUS

GOLDENTREE OPPORTUNISTIC CREDIT FUND

CLASS A SHARES, CLASS C SHARES, CLASS I SHARES AND CLASS U SHARES

OF BENEFICIAL INTEREST

[ ], 2025

GoldenTree Opportunistic Credit Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that will make periodic repurchase offers for its securities, subject to certain conditions. The Fund is managed by GoldenTree Asset Management Credit Advisor LLC (the “Adviser”), which is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”). The Fund intends to elect to be treated, and to qualify annually, as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

Investment Objective and Principal Investment Strategy. The Fund’s investment objective is to seek to achieve attractive risk-adjusted total returns by investing dynamically across a broad range of public and private credit markets. In pursuing its investment objective, the Fund will seek income in addition to capital appreciation.

The Fund seeks to achieve its investment objective by investing opportunistically across credit markets, focusing primarily on credit investments and credit-related investments (collectively, “Credit Investments”). The Fund focuses on the following types of Credit Investments: private credit, public corporate credit, structured credit, and distressed investments. The Fund will allocate to investments which the Adviser believes offer compelling risk-adjusted return potential and will dynamically adjust allocations over time based on the market environment. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in Credit Investments, which include foreign instruments (e.g., Credit Investments issued by developed and emerging market issuers) and illiquid and restricted securities. The Fund may invest all or substantially all of its assets in illiquid or restricted securities. Although the Fund primarily makes investments denominated in U.S. dollars, the Fund may make investments denominated in other currencies.

The Fund may invest all or substantially all of its assets in Credit Investments that are rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Credit Investments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Because of the risks associated with investing in high yield securities, an investment in the Fund should be considered speculative. Some of the Credit Investments will have no credit rating at all.

For a further discussion of the Fund’s principal investment strategies, see “Investment Objective, Opportunities and Strategies.”

The Fund may borrow funds to make investments. As a result, the Fund would be exposed to the risk of borrowing (also known as leverage), which may be considered a speculative investment technique. Leverage increases the volatility of investments and magnifies the potential for loss on amounts invested, thereby increasing the risk associated with investing in the Fund’s shares of beneficial interest (“Shares”). See “Risk Factors — Risks Related to the Fund’s Investments — The Fund may leverage the Fund’s portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in the Fund.”

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. Before buying any Shares, you should read the discussion of the principal risks of investing in the Fund, which are summarized in “Prospectus Summary—Summary Risk Factors” beginning on page [ ] and in “Risk Factors” beginning on page [ ].

Interval Fund. The Fund is designed primarily for long-term investors and not as a trading vehicle. The Fund is an “interval fund” (defined below) pursuant to which it, subject to applicable law, will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding Shares at net asset value, or “NAV.” In connection with any given repurchase offer, it is expected that the Fund will offer to repurchase the minimum amount of 5% of its outstanding Shares. It is possible that a repurchase offer may be oversubscribed, with the result that the holders of Fund Shares (the “Shareholders”) may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to seek to provide liquidity to Shareholders, you should consider the Shares to be illiquid. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders at least 21 calendar days and no more than 42 calendar days before the date by which Shareholders can tender their Shares in response to a repurchase offer (the “Repurchase Request Deadline”). The Fund expects to determine the NAV applicable to repurchases no later than the close of regular trading on the New York Stock Exchange (“NYSE”) on a day to be determined but no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (the “Repurchase Pricing Date”). The Repurchase Pricing Date shall occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day. The Fund will distribute payment to Shareholders no later than seven calendar days after the Repurchase Pricing Date. The Fund will make repurchase offers in the months of March, June, September and December and expects to make its initial repurchase after two full quarters upon commencement of operations, with payment being distributed to Shareholders within the time period discussed above. See “Repurchases of Shares.”

	Per Class A Share	Per Class C Share	Per Class I Share	Per Class U Share	Total(1)
Public Offering Price	At current NAV plus any applicable sales load	At current NAV plus any applicable sales load	At current NAV	At current NAV	Unlimited
Sales Load(1) as a percentage of purchase amount	[ ]	[ ]	[ ]	[ ]	[ ]
Proceeds to the Fund Before Expenses(2)	Current NAV	Current NAV	Current NAV	Current NAV	Unlimited

(1)

Investors purchasing Class [  ] Shares may be charged a sales load of up to [  ]% of the investment amount. The sales load may be reduced. Please see “Plan of Distribution” for more details. The table assumes the maximum sales load is charged.

(2)

[The Fund’s estimated organizational and offering expenses (including pre-effective expenses) for the initial 12-month period of investment operations are $[  ] or approximately $[  ] per share. The Fund will pay for organizational expenses up to a limit of [  ]% of the Fund’s net assets. The Adviser, or its affiliates, will bear any organizational expenses in excess of the [  ]% limit. Pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) between the Fund and the Adviser, the Fund may be obligated to reimburse the Adviser for any such payments. See “Fund Expenses.”]

The Fund is offering an unlimited number of Shares on a continuous basis at the NAV per Share plus any applicable sales loads. The Fund has applied for exemptive relief from the SEC to, among other things, issue multiple classes of Shares and to impose asset-based distribution and/or service fees and early-withdrawal charges with respect to certain classes (the “Multi-Class Exemptive Relief”). However, there can be no guarantee that such relief will be granted. Until the Multi-Class Exemptive Relief is granted, if ever, the Fund will only offer Class I Shares, and upon receiving the Multi-Class Exemptive Relief, the Fund may also offer Class A, Class C and Class U Shares, which will be subject to different sales charges, fees and expenses than Class I Shares, as described herein.

[Funds Distributor, LLC ], a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group) (the “Distributor”), located at [Three Canal Plaza, Suite 100, Portland, ME 04101 ], serves as the Fund’s principal underwriter and acts as the Distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Distributor may enter into selected dealer agreements with various brokers-dealers and other financial intermediaries (“Selling Agents”), some of which may be affiliates of the Adviser, that have agreed to participate in the distribution of the Shares. Investments in the Class [  ] Shares are subject to a sales load of up to [  ]% of the investment amount. Investments in the Class [  ] Shares are subject to a sales load of up to [  ]% of the investment amount. Class [  ] and Class [  ] Shares are not subject to an upfront sales load. The Adviser and a Selling Agent (each as defined herein) may, as mutually agreed and stated in the applicable agreement, waive all or a portion of the sales load for certain investors. The minimum initial investment for Class A, Class C, Class I and Class U Shares is $[  ], and the minimum additional investment in the Fund by any investor is $[  ]. The Fund reserves the right to waive investment minimums. The Fund and/or any Selling Agent may impose additional eligibility requirements for investors who purchase Shares through such Selling Agent. See “Plan of Distribution.”

Investing in the Fund should be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Risk Factors” beginning on page 41 to read about the risks you should consider before buying Shares, including the risk of leverage.

•	Shares will not be publicly traded and you should not expect to be able to sell your Shares regardless of how the Fund performs.

•	Shares are not currently listed on any securities exchange, and the Fund does not expect a secondary market in the Shares to develop in the foreseeable future, if ever.

•

The Fund intends to provide liquidity through quarterly offers to repurchase a limited amount of the Fund’s Shares (expected to be 5% of the Fund’s Shares outstanding per quarter). See “Repurchases of Shares.”

•	An investment in the Fund is not suitable for investors that require short-term liquidity. See “Repurchases of Shares.”

•	Because you will be unable to sell Shares through a securities exchange, you will be unable to reduce your exposure on any market downturn.

•	There is no assurance that monthly distributions paid by the Fund will be maintained at the targeted level or that dividends will be paid at all. See “Distributions.”

•

The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Any capital returned to Shareholders through distributions will be distributed after the accrual of fees and expenses.

•

A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result of such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

•

The Fund’s distributions may result from expense reimbursements from the Adviser, which are subject to repayment by the Fund. Shareholders should understand that any such distributions are not based on the Fund’s investment performance and can only be sustained if the Fund achieves positive investment performance in future periods and/or the Adviser continues to make such expense reimbursements. Shareholders should also understand that the Fund’s future repayments will reduce the distributions that a Shareholder would otherwise receive.

•

An investor in Class [  ] Shares will pay a sales load of up to [  ]% on the amounts it invests. If you pay the maximum aggregate [  ]% sales load, you must experience a total return on your net investment of [  ]% in order to recover these expenses.

This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information (“SAI”) dated [ ], 2025, has been filed with the SEC. The SAI is incorporated by reference into, and is legally considered part of, this Prospectus. The Fund will produce both annual and semi-annual reports that will contain important information about the Fund. The SAI and the annual and semi-annual reports (when available), as well as additional information about the Fund are available upon request and without charge on the Fund’s website, at [  ] or by calling [  ]. The SAI, and other information about the Fund, is also available on the SEC’s website (http://www.sec.gov). The address of the SEC’s Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information.

v

SUMMARY OF TERMS

This is only a summary and does not contain all of the information that a prospective investor should consider before investing in the Fund. Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this Prospectus and the Statement of Additional Information.

The Fund	GoldenTree Opportunistic Credit Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

Securities Offered by Us	The Fund intends to offer four separate classes of shares of beneficial interest (“Shares”) designated as Class A, Class C, Class I and Class U Shares on a continuous basis at the net asset value (“NAV”) per Share plus any applicable sales loads.

The Fund has applied for exemptive relief from the SEC to, among other things, issue multiple classes of Shares and to impose asset-based distribution and/or service fees and early-withdrawal charges with respect to certain classes (the “Multi-Class Exemptive Relief”). However, there can be no guarantee that such relief will be granted. Until the Multi-Class Exemptive Relief is granted, if ever, the Fund will only offer Class I Shares, and upon receiving the Multi-Class Exemptive Relief, the Fund may also offer Class A, Class C and Class U Shares, which will be subject to different sales charges, fees and expenses than Class I Shares, as described herein. The Fund may also offer additional classes of Shares in the future with sales charges, fees and expenses that differ from the classes of Shares described in this prospectus.

The Adviser	GoldenTree Asset Management Credit Advisor LLC (the “Adviser”) serves as the Fund’s investment adviser. The Adviser is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The Adviser is a wholly-owned subsidiary of GoldenTree Asset Management LP (collectively, with the Adviser, “GoldenTree”), which is an employee-owned, global asset management firm that specializes in opportunities across the credit universe in sectors such as high-yield bonds, leveraged loans, private credit, distressed debt, structured credit, emerging markets, real estate, private equity and credit-themed equities. GoldenTree was founded in 2000 by Steven Tananbaum and is one of the largest independent asset managers focused on credit. GoldenTree believes it has assembled one of the most accomplished and experienced investment teams in the market, comprising of nearly 100 professionals in New York, West Palm Beach, Charlotte, London, Dublin and Singapore with 16 years of experience on average. GoldenTree’s organizational structure ensures its investment professionals work collaboratively, providing the firm a broad opportunity set across sector, industry and geography. Some of the firm’s most successful investments have resulted from broad collaboration across the firm’s Industry Specialists, Structured

Products Team, Restructuring and Turnaround professionals, Private Credit and Capital Markets, and Trading Team.

GoldenTree’s fundamental, value-based investment approach is catalyst-driven with a focus on margin of safety and rigorous relative value analysis. A catalyst driven approach means that a potential investment has an identifiable catalyst to drive the asset to its fair value. Examples of catalysts can include an acquisition, asset sale or divesture, refinancing or achieving operational and/or restructuring milestones. GoldenTree has a differentiated track record spanning 25 years capturing value across a large, diverse universe of credit instruments. GoldenTree believes its strategy stands apart from its peers due to GoldenTree’s disciplined investment process and experienced investment team that enable the Fund to opportunistically invest across credit sectors, deploying capital to sectors and securities which GoldenTree believes offer the most attractive risk-adjusted returns. GoldenTree’s specialist expertise across corporate credit, structured credit, and distressed credit is critical in implementing an opportunistic credit strategy.

Investment Objective	The Fund’s investment objective is to seek to achieve attractive risk-adjusted total returns by investing dynamically across a broad range of public and private credit markets. In pursuing its investment objective, the Fund will seek income in addition to capital appreciation. In pursuing its investment objective, the Fund will seek income in addition to capital appreciation.

Investment Opportunities and Principal Strategies	The Fund seeks to achieve its investment objective by investing opportunistically across credit markets, focusing primarily on credit investments and credit-related investments (collectively, “Credit Investments”). The Fund focuses on the following types of Credit Investments: private credit, public corporate credit, structured credit, and distressed investments. The Fund will allocate to investments which GoldenTree believes offer compelling risk-adjusted return potential and will dynamically adjust allocations over time based on the market environment. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in Credit Investments, which include foreign instruments (e.g., Credit Investments issued by developed and emerging market issuers) and illiquid and restricted securities. The Fund may invest all or substantially all of its assets in illiquid or restricted securities. Although the Fund primarily makes investments denominated in U.S. dollars, the Fund may make investments denominated in other currencies.

The Fund’s private credit strategy seeks attractive risk-adjusted returns by investing in private credit assets made to performing borrowers, characterized by what the Adviser believes to offer an attractive margin of safety and total return profile. The Fund will seek to capitalize on GoldenTree’s ability to provide a broad range of solutions to issuers and sponsors. Fund’s private credit investments are typically financing solutions to companies with EBITDA of $100 million to $1 billion. This market segment represents issuers with longer track records and more consistent earnings profiles than smaller issuers. The Fund’s private credit exposure is expected to be primarily in first lien senior secured loans, second lien loans, unsecured bonds or preferred securities, with the largest geographic exposure to be to issuers domiciled in North America, followed by Western Europe.

The Fund’s public corporate credit strategy seeks compelling risk-adjusted returns across bond and loan investments that are more liquid and tradeable in nature. The Fund is generally focused on issuers with enterprise values of $500 million or greater and instruments which have more than 1.5x asset coverage and a catalyst to drive total return. These investments will include below-investment grade (commonly referred to as “high yield” securities or “junk bonds”) and non-rated debt, including first lien loans, second lien loans, revolving loans, below-investment grade senior secured or unsecured bonds, convertible bonds, preferred stock and mezzanine loans. These investments may also include debt investments in issuers that are experiencing balance sheet stress or other special, complex situations that causes their debt to trade at an attractive discount to the Adviser’s analysis of its fair value.

The Fund’s structured credit strategy includes securitizations across a diverse set of asset types such as corporate, residential, consumer and commercial assets. These investments may be more liquid tradeable instruments or investments that are more bespoke in nature, including collateralized loan obligations and certain other pooled investment vehicles. In line with the Adviser’s investment process, the Fund’s structured credit investments typically have catalysts to drive attractive total returns.

The Fund’s distressed investments strategy seeks compelling risk-adjusted returns by investing in distressed investments in companies undergoing balance sheet restructurings and operational turnarounds. This may include debt, equity, or other securities of companies undergoing, or that have recently completed, bankruptcies, reorganizations, insolvencies, liquidations or other fundamental changes (i.e., special situation and stressed investments). The Fund may invest all or substantially all of its assets in Credit Investments that are rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Credit Investments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Because of the risks associated with investing in high yield securities, an investment in the Fund should be considered speculative. Some of the Credit Investments will have no credit rating at all.

The Fund may utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), credit default swaps, call and put options, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio.

The Fund is a non-diversified investment company under the 1940 Act and expects to hold a narrower range of investments than a diversified fund under the 1940 Act.

Management Fee	Under the investment advisory agreement (the “Investment Advisory Agreement”), the Fund will pay a management fee at the annual rate of [ ]% of the Fund’s gross assets (the “Management Fee”). The Management Fee will be payable monthly in arrears based on the average daily value of the Fund’s gross assets. See “Management — Management Fee.”

Manner of Offering	The Fund’s Shares are offered on a daily basis at NAV per Share. Shares are being offered through the Fund’s Distributor (as defined below) at an offering price equal to the Fund’s then-current NAV per Share, plus any applicable sales load. See “Plan of Distribution” for purchase instructions and additional information.

Use of Proceeds	The Fund intends to use the proceeds from the sale of the Fund’s securities pursuant to this prospectus to acquire investments in accordance with the Fund’s investment objectives and strategies described in this prospectus, to make distributions to the holders of the Fund’s Shares (the “Shareholders”) and for general working capital purposes. See “Use of Proceeds.”

Distributions	The Fund’s distribution policy is to make monthly distributions to shareholders. The level of distributions (including any return of capital) is not fixed, but is expected to represent an annual rate of approximately [ ]% of the Fund’s current net asset value per share. However, this distribution policy is subject to change.

The Fund also intends to make at least annual distributions of all or a portion of “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses). At times, in order to maintain a stable level of distributions, the Fund may distribute less than all of its net investment income, distribute accumulated undistributed income or make a distribution comprised in full or in part of a return of capital in addition to current net investment income. See “Distributions.”

Distribution Reinvestment Plan

The Fund operates under a distribution reinvestment plan (the “DRIP”) administered by [ ]. Under the DRIP, the Fund’s cash distributions are reinvested in the same class of Shares of the Fund. Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the DRIP on behalf of such participating Shareholder. Shareholders who do not wish to have distributions automatically reinvested should notify [ ], the Fund’s transfer agent, in writing at the address listed in the “Distribution Reinvestment Plan” on page [ ]. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the NAV per Share of the applicable class. See “Distribution Reinvestment Plan.”

Leverage	The Fund may use leverage as and to the extent permitted by the 1940 Act. The Fund is permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to reverse repurchase agreements or similar transactions.

With respect to senior securities representing indebtedness, other than temporary borrowings as defined under the 1940 Act, the Fund is required to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness. With respect to senior securities that are stocks, the Fund is required to have an asset coverage of at least 200%, as measured at the time of the issuance of any such shares of preferred stock and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of preferred stock.

Board of Trustees	The Fund has a Board of Trustees (each member a “Trustee” and, collectively, the “Board” or “Board of Trustees”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser. See “Management.”

Fees and Expenses	The Fund will bear all expenses incurred in the business of the Fund, including any charges, allocations and fees to which the Fund is subject as an investor. The Fund will also bear organizational and ongoing offering costs associated with the Fund’s continuous offering of Shares. The Fund’s offering expenses may include underwriter compensation. See “Summary of Fees and Expenses” and “Fund Expenses.”

Plan of Distribution	[ ], (the “Distributor”), [ ], serves as the Fund’s principal underwriter and acts as the Distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Fund’s Shares are offered through the Distributor at NAV plus any applicable sales charge. The Distributor also may enter into selling agreements with broker dealers and other financial intermediaries (“Selling Agents”) for the sale and distribution of the Fund’s Shares.

The Distributor is not required to offer any specific number or dollar amount of the Fund’s Shares, but will use its best efforts to distribute Shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund Shares.

Expense Limitation Agreement	The Fund and the Adviser have entered into an Expense Limitation Agreement (the “Expense Limitation Agreement”), which shall continue in existence unless terminated pursuant to the terms thereof.

The Fund will pay for organizational expenses up to a limit of [ ]% of the Fund’s net assets. The Adviser, or its affiliates, will bear any organizational expenses in excess of the [ ]% limit. This contractual arrangement will remain in effect for at least one year from the effective date of the Fund’s registration statement on Form N-2 unless the Fund’s Board of Trustees approves its earlier termination. The Adviser may recoup from the Fund any waived amount or reimbursed expenses with respect to the Fund pursuant to the organizational expenses if such recoupment does not cause the Fund to exceed the current organizational expense limit or the organizational expense limit in place at the time of the waiver or reimbursement (whichever is lower) and the recoupment is made within three years from the date the amount was initially waived or reimbursed.

Purchase of Shares	The Fund’s Shares are offered on a daily basis at NAV per Share. Shares are being offered through the Distributor at an offering price equal to the Fund’s then-current NAV per Share, plus any applicable sales load. See “Plan of Distribution” for purchase instructions and additional information.

With respect to Class [ ] Shares, the minimum initial investment is $[ ] for all accounts; subsequent investments may be made with at least $[ ], except for purchases made pursuant to the Fund’s DRIP or as otherwise permitted by the Fund. The minimum initial investment with respect to Class [ ] Shares is $[ ]; subsequent investments may be made with at least $[ ] for regular accounts and $[ ] for retirement plan accounts, except for purchases made pursuant to the Fund’s DRIP or as otherwise permitted by the Fund. With respect to Class [ ] Shares, the minimum initial investment is $[ ] for all accounts; subsequent investments may be made with any amounts. The Fund reserves the right to waive investment minimums. See “[ ].”

Investor Suitability	An investment in the Fund involves a considerable amount of risk. See “Risk Factors.” A Shareholder may lose money. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to the investor’s investment objectives and personal situation and (ii) consider factors such as the investor’s personal net worth, income, age, risk tolerance and liquidity needs. The Fund is an illiquid investment. Shareholders have no right to require the Fund to redeem their Shares in the Fund. See “Other Risks of the Fund — Closed-end Interval Fund; Liquidity Risk.”

In addition, Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly. See “Repurchases of Shares — Repurchases of Shares.”

Valuation	Generally, there is no public market for a portion of the Fund’s investments. As a result, the Adviser values these securities at fair value in accordance with the requirements of the 1940 Act. Because such valuations, and particularly valuations of securities that are not publicly traded like those the Fund holds, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The Adviser’s determinations of fair value may differ materially from the values that would have been used if an active public market for these securities existed. The Adviser’s determinations of the fair value of the Fund’s investments have a material impact on the Fund’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Fund’s NAV on a given date to understate or overstate, possibly materially, the value that the Fund may ultimately realize on one or more of the Fund’s investments.

Unlisted Closed-End Fund Interval Structure; Repurchases of Shares by the Fund	The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds.

To provide some liquidity to Shareholders, the Fund will be structured as an “interval fund” and conduct quarterly repurchase offers for a limited amount of the Fund’s Shares (at least 5%). An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “Other Risks of the Fund — Closed-end Interval Fund; Liquidity Risk.”

The Fund does not currently intend to list its Shares on any securities exchange and does not expect any secondary market for them to develop in the foreseeable future. Therefore, Shareholders should expect that they will be unable to sell their Shares for an indefinite time or at a desired price. No Shareholder will have the right to require the Fund to repurchase such Shareholder’s Shares or any portion thereof. Shareholders may not exchange their Shares of the Fund for shares of any other registered investment company. Because no public market exists for the Shares, and none is expected to develop in the foreseeable future, Shareholders will not be able to liquidate their investment, other than through the Fund’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other investors. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks. See “Repurchases of Shares.”

To provide Shareholders with limited liquidity, the Fund is structured as an “interval fund” and intends to conduct quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). In connection with any given repurchase offer, it is expected that the Fund will offer to repurchase the minimum amount of 5% of its outstanding Shares. The offer to purchase Shares on a quarterly basis is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The Repurchase Offer Notice is sent to Shareholders at least 21 calendar days and no more than 42 calendar days before the Repurchase Request Deadline. The Fund expects to determine the NAV applicable to repurchases no later than the Repurchase Pricing Date. The Fund will distribute payment to Shareholders no later than seven calendar days after the Repurchase Pricing Date. The quarterly repurchases will commence in the months of March, June, September and December, with payment being distributed to Shareholders within the time period discussed above. See “Repurchases of Shares.”

The Fund also has the right to repurchase all of a Shareholder’s Shares at any time if the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund. See “Repurchases of Shares.”

The Board of Trustees, or a committee thereof, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given repurchase offer. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of Shares outstanding on the Repurchase Request Deadline.

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. See “Repurchases of Shares.”

Summary of Taxation

The Fund intends to elect to be treated, and to qualify annually, as a RIC under Subchapter M of the Code. For each taxable year that the Fund so qualifies, the Fund will generally not be subject to U.S. federal income tax on its taxable income and gains that it distributes as dividends for U.S. federal income tax purposes to Fund Shareholders. The Fund intends to distribute its income and gains in a way that it should not be subject to an entity-level income tax on certain undistributed amounts. These distributions generally will be taxable as ordinary income or capital gains to the Shareholders, whether or not they are reinvested in Shares. U.S. federally tax-exempt investors generally will not recognize unrelated business taxable income with respect to an investment in Shares as long as they do not borrow to make such investment.

If the Fund fails to qualify as a RIC or fails to distribute dividends for U.S. federal income tax purposes generally of an amount at least equal to 90% of the sum of its net ordinary income and net short-term capital gains to Shareholders in any taxable year, the Fund would be subject to tax as an ordinary corporation on its taxable income (even if such income and gains were distributed to its Shareholders) and all distributions out of earnings and profits to Shareholders generally would be characterized as ordinary dividend income. In addition, the Fund could be required to recognize unrealized gains, incur substantial entity-level taxes and make certain distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

A Shareholder that is not subject to U.S. federal income tax on its income as a result of an exemption accorded under Section 501 of the Code generally will not be subject to tax on amounts distributed to it by the Fund, provided that such Shareholder’s acquisition of its Shares is not debt-financed within the meaning of Section 514 of the Code. The Fund will inform Shareholders of the amount and character of its distributions to Shareholders. See “U.S. Federal Income Tax Matters.”

ERISA Plans and Similar Tax-Exempt Entities	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Code, including employee benefit plans, individual retirement accounts (each, an “IRA”), and 401(k) and Keogh Plans may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund are not considered to be “plan assets” of such plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules of ERISA and the Code. Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan (as defined below) that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund. See “ERISA Considerations.”

Reports to Shareholders	The Fund furnishes to Shareholders as soon as practicable after the end of each calendar year information on Form 1099-DIV or Form 1099-B, as appropriate, and as required by law, to assist the Shareholders in preparing their tax returns. The Fund prepares, and transmits or makes available to Shareholders, an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

Term	The Fund’s term is perpetual.

Principal Risk Factors	The value of the Fund’s assets, as well as the net asset value of the Fund’s Shares, will fluctuate. An investment in the Fund should be considered risky, and you may lose all or part of your investment in the Fund. Investors should consider their financial situation and needs, other investments, investment goals, investment experience, time horizons, liquidity needs and risk tolerance before investing in the Fund’s securities. An investment in the Fund should be speculative in that it involves a high degree of risk and should not be considered a complete investment program. The Fund is designed primarily as a long-term investment vehicle, and the Fund is not an appropriate investment for a short-term trading strategy. The Fund can offer no assurance that returns, if any, on its investments will be commensurate with the risk of investment in the Fund, nor can the Fund provide any assurance that enough appropriate investments that meet the Fund’s investment criteria will be available.

The following is a summary of the principal risks of an investment in the Fund. See “Risk Factors” for a more complete discussion of the risks of investing in the Fund, including certain risks not summarized below.

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Risks of Investing in Certain Pooled Issuers and other Structured Debt Securities. CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, such securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, such may be governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. CLOs are also inherently leveraged vehicles and are subject to leverage risk.

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Ability to Extend Financing on Advantageous Terms; Competition and Supply. The success of the Fund’s investment program will depend in part on the ability of the Fund to obtain access to potentially scarce investments on advantageous terms. In extending financing to borrowers, lenders will compete with a broad spectrum of competitors, some of which may be willing to lend money on terms more favorable to borrowers. Such competing lenders may include private investment funds, public funds, commercial and investment banks, commercial financing companies and other entities. Some competitors may have a lower cost of funds or access to additional funding sources. In addition, some competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships. Also, the Adviser may ultimately choose not to compete for investment opportunities based on interest rates. Ultimately, increased competition for, or a diminution in the available supply of, qualifying borrowers may result in lower yields on financing extended to such borrowers, which could reduce returns to the Fund.

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Investments in Unsecured Debt. Certain of the Fund’s investments are expected to constitute unsecured debt. While unsecured debt ranks senior to common stock or preferred equity of an issuer, unsecured debt effectively ranks subordinate in priority of payment to secured debt and may not have the benefit of financial covenants common for secured debt. Unlike secured debt, unsecured debt does not have the benefit of a lien with respect to specific collateral. In any liquidation, dissolution, bankruptcy or similar proceeding involving an issuer, the holders of the issuer’s secured debt may assert rights against the assets pledged to secure that debt in order to receive full payment of their debt before the assets may be used to pay other creditors of the issuer, including the Fund. Accordingly, unsecured debt typically involves a heightened level of risk of loss of principal.

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Investments in Secured Debt. The assets of the portfolio of the Fund may include secured debt, which involve various degrees of risk of a loss of capital. The factors affecting an issuer’s secured debt, and its overall capital structure, are complex. Some secured loans may not necessarily have priority over all other debt of an issuer. For example, some secured loans may permit other secured obligations (such as overdrafts, swaps or other derivatives made available by members of the syndicate to the company), or involve secured loans only on specified assets of an issuer. Issuers of secured loans may have two tranches of secured debt outstanding each with secured debt on separate collateral. In the event of Chapter 11 filing by an issuer, the U.S. Bankruptcy Reform Act of 1978, as amended, authorizes the issuer to use a creditor’s collateral and to obtain additional credit by grant of a priority lien on its property, senior even to liens that were first in priority prior to the filing, as long as the issuer provides what the presiding bankruptcy judge considers to be “adequate protection” which may but need not always consist of the grant of replacement or additional liens or the making of cash payments to the affected secured creditor. The imposition of priority liens on the Fund’s collateral would adversely affect the priority of the liens and claims held by the Fund and could adversely affect the Fund’s recovery on the affected debt. Any secured debt is secured only to the extent of its lien and only to the extent of underlying assets or incremental proceeds on already secured assets. Moreover, underlying assets are subject to credit, liquidity, and interest rate risk.

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Subordinated Securities Risk. Certain debt securities in which the Fund may invest are subordinated to more senior tranches of debt. Accordingly, such debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same issuer. In addition, certain securities are under-collateralized in that the face amount of the issuer’s debt and equity exceeds its total assets. With respect to certain investments that the Fund expects to acquire, the Fund will be in a first loss or subordinated position with respect to realized losses on the underlying assets held by the issuers of such securities.

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Below Investment-Grade Investments Risk. Securities that are rated below investment-grade are sometimes referred to as “high yield” or “junk.” It is likely that many of the debt instruments in which the Fund invests may be unrated, and whether or not rated, the debt instrument are regarded as having predominantly speculative characteristics. The issuers of such instruments may face significant ongoing uncertainties and exposure to adverse conditions that may undermine the issuer’s ability to make timely payment of interest and principal. Such instruments are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions.

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Leverage Risk. The use of leverage can create risks. Leverage can increase market exposure, increase volatility in the Fund, magnify investment risks, and cause losses to be realized more quickly. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset coverage requirements when it may not be advantageous to do so. To the extent that the Fund issues indebtedness or preferred shares of beneficial interest in the future (i.e., senior securities), the Fund’s common shareholders would be subordinated to the rights of such senior security holders. In particular, dividends, distributions and other payments to common shareholders would be subject to prior payments due to such senior security holders. In addition, the 1940 Act provides preferred shareholders and, in certain cases, debt holders, with voting rights that are equal or superior to the voting rights of the Fund’s common shareholders.

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Credit Risk. The Fund will invest primarily in credit and credit-related instruments and derivatives. Such investments generally fluctuate in value based upon broader market factors, such as changes in interest rates, and also based on developments affecting the perceived creditworthiness and ability of the borrower to repay the principal and interest owed with respect to the underlying indebtedness. If a credit investment in the Fund’s portfolio declines in price and/or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Fund’s NAV and/or income would be adversely impacted.

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Special Situations and Stressed Investments Risk. The Fund may invest in special situation investments. Although such investments may result in significant returns for the Fund, they are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain accurate information as to the financial condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring.

The Fund’s investments in stressed issuers may include issuers that the Adviser believes are reasonably likely to make an exchange offer or be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for a special situation investment. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in the special situation investment and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the special situation investment, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in special situation investments, the Fund’s ability to achieve current income for its Shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by special situation investments will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the special situation investments or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to special situation investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or even no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of special situation investments, the Fund may be restricted from disposing of such securities.

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Investments in Distressed Securities Risk. The Fund may invest in obligations of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, including companies involved in bankruptcy or other reorganization and liquidation proceedings. These obligations are likely to be particularly risky investments although they also may offer the potential for correspondingly high returns. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments may also be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court’s power to disallow, reduce, subordinate, recharacterize debt as equity or disenfranchise particular claims. Such companies’ obligations should be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. In addition, there is no minimum credit standard that is a prerequisite to the Fund’s investments in any financial instrument, and a significant portion of the obligations in which the Fund invests may be less than investment grade. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that value of the assets collateralizing the Fund’s investments will be sufficient or that prospects for a successful reorganization or similar action will become available. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than its original investment and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated from the Fund’s investments may not compensate the Shareholders adequately for the risks assumed. In addition, under certain circumstances, payments and distributions may be disgorged if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

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Risks of Default on Underlying Assets. A default and any resulting loss on an underlying asset will reduce its fair value and, consequently, the fair value of the related investment and the Fund’s portfolio. A wide range of factors could adversely affect the ability of the issuer of an underlying asset to make interest or other payments on that asset. Any defaults and losses will have a negative impact on the fair value of the Fund’s investments and will reduce the cash flows that the Fund receives from its investments.

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No Prior Operating History. The Fund is a non-diversified, closed-end management investment company with no prior operating history as such. While the Adviser has a multi-year track record investing in credit investments, prospective investors have a limited track record and history on which to base their investment decision in this Fund. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve the Fund’s investment objective, achieve the Fund’s desired portfolio composition, or raise sufficient capital.

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Competition; Availability of Investments. While the Fund believes that there are currently available investments of the type in which the Fund may invest, there can be no assurance that such investments will continue to be available for the Fund’s investment activities, or that available investments will meet the Fund’s investment criteria.

The activity of identifying, completing and realizing attractive investments is highly competitive and involves a high degree of uncertainty. The Fund expects to encounter competition from other funds or similar market participants having a similar investment program or similar investment strategies and others pursuing the same or similar investment opportunities. Alternative asset management vehicles worldwide are making global competition increasingly intense. As a result, there can be no assurance that the Adviser will be able to identify or successfully pursue attractive investment opportunities. It is possible that competition for appropriate investment opportunities could increase further, thus reducing the number of opportunities available to the Fund, and adversely affecting the terms upon which investments can be made and increasing the costs to the Fund in order to remain competitive. The Fund will from time to time incur bid, due diligence or other costs (including deposits which may not be refundable) on investments which are not consummated or are otherwise not successful. As a result, the Fund will not recover from such investments all of its costs, which will detract from the Fund’s returns. There can be no assurance that the Fund will be able to locate, complete or exit Credit Investments satisfying its investment criteria or that such Credit Investments will satisfy the Fund’s investment program. Likewise, there can be no assurance that the Fund will be able to realize the values of its investments or that it will be able to invest its capital.

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Inability to Raise Sufficient Capital. The offering is being made on a “best efforts” basis, meaning that the Distributor is only required to use its best efforts to distribute Shares and has no firm commitment or obligation to purchase any Shares in the offering. As a result, the amount of proceeds the Fund raises in the offering may be substantially less than the amount the Fund would need to create its desired portfolio of investments, and it may not achieve the economies of scale necessary to operate in a cost effective manner. Further, the Fund will have certain fixed operating expenses, including certain expenses as a closed-end management investment company, regardless of whether the Fund is able to raise substantial funds in this offering. The Fund’s inability to raise substantial funds would increase its fixed operating expenses as a percentage of gross income, causing Shareholders to incur higher fees and reducing the Fund’s net income and limiting its ability to make distributions.

•	Personnel Risk. The Fund is dependent upon certain personnel of the Adviser for its future success.

•	Conflicts of Interest Risk. The Fund’s executive officers and Trustees, and the Adviser and certain of its affiliates and their officers and employees have several conflicts of interest as a result of the other activities in which they engage. See “Conflicts of Interest.”

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Prepayment Risk. Loans are generally prepayable in whole or in part at any time at the option of the obligor at par plus accrued and unpaid interest thereon, and occasionally plus a prepayment premium. Prepayments on loans may be caused by a variety of factors which are often difficult to predict. Consequently, there exists a risk that loans purchased at a price greater than par may experience a capital loss as a result of such a prepayment. When credit market conditions become more attractive to obligors, the rate of prepayment of the Fund’s assets would be expected to increase as obligors refinance to take advantage of such improved conditions, which may negatively impact the Fund.

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Liquidity Risk. Generally, there is no public market for a portion of the Fund’s investments. As such, the Fund may not be able to sell such investments quickly, or at all. If the Fund is able to sell such investments, the prices the Fund receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by us.

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Real Estate Investment-Related Risks. The Fund may invest in securities or instruments issued by REITs or other real estate-related issuers, which generally will be subject to the risks incident to the ownership and operation of commercial real estate and/or risks incident to the making of nonrecourse mortgage loans secured by real estate, including (i) risks associated with both the domestic and international general economic climate; (ii) local real estate conditions; (iii) risks due to dependence on cash flow; (iv) risks and operating problems arising out of the absence of certain construction materials; (v) changes in supply of, or demand for, competing properties in an area (as a result, for instance, of over-building); (vi) the financial condition of tenants, buyers and sellers of properties; (vii) changes in availability of debt financing; (viii) energy and supply shortages; (ix) changes in the tax, real estate, environmental and zoning laws and regulations; (x) various uninsured or uninsurable risks; (xi) natural disasters; and (xii) the ability of the Fund or third-party borrowers to manage the real properties. With respect to investments in real estate related equity or debt securities, the Fund will in large part be dependent on the ability of third parties to successfully operate the underlying real estate assets. There is no assurance that there will be a ready market for resale of investments because investments in real estate generally are not liquid.

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Fair Valuation of the Fund’s Portfolio Investments. Generally, there is no public market for a portion of the Fund’s investments. As a result, the Adviser values these securities at fair value in accordance with the requirements of the 1940 Act. The Adviser’s determinations of the fair value of the Fund’s investments have a material impact on the Fund’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Fund’s NAV on a given date to understate or overstate, possibly materially, the value that the Fund ultimately realizes on one or more of the Fund’s investments.

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Non-Diversification Risk. The Fund is non-diversified, which means it is permitted to invest a greater portion of its assets in a smaller number of issuers than a “diversified” fund. For this reason, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely. The Fund may also be subject to greater market fluctuation and price volatility than a more broadly diversified fund.

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Market Risk. Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Fund’s ability to raise capital, reduce the availability of suitable investment opportunities for the Fund or adversely and materially affect the value of the Fund’s investments, any of which would negatively affect the Fund’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

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Banking Relationships. The Adviser and the Fund will hold cash and other assets in accounts with one or more banks, custodians or depository or credit institutions (collectively, “Banking Institutions”), which may include both U.S. and non-U.S. Banking Institutions from time to time. The Fund may also enter into financing arrangements and have other relationships with Banking Institutions. The distress, impairment, or failure of, or a lack of investor or customer confidence in, any of such Banking Institutions may limit the ability of each of the Adviser and the Fund to access, transfer or otherwise deal with its assets, utilize established financing resources, or rely upon any of such other relationships, in a timely manner or at all, and may result in other market volatility and disruption, including by affecting other Banking Institutions. All of the foregoing could have a negative impact on the Fund. For example, in such a scenario, the Fund could be forced to delay or forgo an investment or a distribution, including in connection with a redemption, withdrawal or distribution, or generate cash to fund such investment or distribution from other sources (including by disposing of other investments or making other borrowings) in a manner that it would not have otherwise considered desirable. Furthermore, in the event of the failure of a Banking Institution, access to a depository account with that institution could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of amounts insured by the FDIC (and similar considerations may apply to Banking Institutions in other jurisdictions not subject to FDIC protection). In such a case, the Adviser, the Fund, as applicable, may not recover all or a portion of such excess uninsured amounts and could instead have an unsecured or other type of impaired claim against the Banking Institution (alongside other unsecured or impaired creditors). The Adviser does not expect to be in a position to reliably identify in advance all potential solvency or stress concerns with respect to its, the Fund’s banking relationships, and there can be no assurance that the Adviser or the Fund will be able to easily establish alternative relationships with and transfer assets to other Banking Institutions in the event a Banking Institution comes under stress or fails.

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Mortgage-Backed and Other Asset-Backed Securities Risk. The investment characteristics of mortgage-backed securities and asset-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time.

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Currency Risk. The Fund may make investments denominated in currencies other than U.S. dollars. The Fund’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Fund may or may not hedge currency risk.

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Hedging Risk. Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Fund had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the relevant risks.

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Interest Rate Risk. The price of certain of the Fund’s investments, particularly debt or preferred equity investments with a fixed coupon or dividend rate, may be significantly affected by changes in interest rates. In general, rising interest rates will negatively affect the price of a fixed rate instrument and falling interest rates will have a positive effect on the price of a fixed rate instrument. If general interest rates rise, there is a risk that the Fund’s floating rate investments (or an issuer’s underlying obligors) will be unable to pay escalating interest amounts, which could result in a default under their loan documents and credit losses to the Fund. Rising interest rates could also cause issuers to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. If interest rates fall, the Fund’s floating rate investments would generally be expected to generate a lower rate of income.

•	Refinancing Risk. If the Fund incurs debt financing and subsequently refinances such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Fund fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Fund’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Fund’s ability to grow, and holders of Fund Shares would not benefit from the potential for increased returns on equity that incurring leverage creates.

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Tax Risk. If the Fund fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise become subject to corporate income tax, the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distributions to Shareholders, and the amount of income available for payment of the Fund’s other liabilities.

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Derivatives Risk. Derivative instruments in which the Fund may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, over-the-counter (“OTC”) trading, market, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on the Fund’s performance, effecting a form of investment leverage on the Fund’s portfolio. In certain types of derivative transactions, the Fund could lose the entire amount of the Fund’s investment; in other types of derivative transactions the potential loss is theoretically unlimited.

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Counterparty Risk. The Fund may be exposed to counterparty risk, which could make it difficult for the Fund or the investments in which the Fund holds to collect on obligations, thereby resulting in potentially significant losses.

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Global Economy Risk. Global economies and financial markets are highly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.

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Non-U.S. Investments Risk. The Fund is expected to invest in portfolio companies that have operations or assets located outside of the U.S. Investing in non-U.S. assets or companies with operations or assets located outside the U.S. may involve greater risks than investing in U.S. financial instruments or companies that operate (or whose assets are located) solely within the U.S. In particular, the value of the Fund’s investments with non-U.S. exposure may be significantly affected by changes in currency exchange rates, which may be volatile. Although the Adviser may attempt to hedge against foreign currency exchange rate risks by utilizing spot and forward foreign exchange contracts, foreign currency options or other instruments, there can be no assurance that the Adviser will be able to do so successfully or cost-effectively, and the Adviser may decide not to hedge against such risks or to do so only incompletely. Additional risks include: (i) risks of economic dislocations in the host country; (ii) greater difficulty of enforcing legal rights in a foreign jurisdiction; (iii) exposure to fluctuations in interest rates payable with respect to the instruments in which the Fund invests; (iv) differences in conventions relating to documentation, settlement, corporate actions, stakeholder rights and other matters; (v) differences between the U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; (vi) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and differences in government supervision and regulation; (vii) certain economic and political risks, including potential exchange control regulations, potential restrictions on foreign investments and repatriation of capital and the risks associated with political, economic or social instability, diplomatic developments and the possibility of expropriation or confiscatory taxation; (viii) the possible imposition of non-U.S. taxes on income and gains recognized with respect to such financial instruments; (ix) the application of complex U.S. and non-U.S. tax rules to cross-border investments; (x) possible non-U.S. tax return filing requirements for the Fund; (xi) differing and potentially less well-developed or well-tested corporate laws regarding stakeholder rights, creditors’ rights (including the rights of secured parties), fiduciary duties and the protection of investors; (xii) political hostility to investments by foreign or private equity investors; and (xiii) less publicly available information. While the Adviser will take these factors into consideration in making investment decisions for the Fund and intends to manage the Fund in a manner to minimize exposure to the foregoing risks, there can be no assurance that the Adviser will be able to evaluate the risks accurately or that adverse developments with respect to such risks will not adversely affect the value or realization of investments that are held by the Fund in certain countries.

•

Investments in Emerging Markets. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. Countries in the emerging markets may have their own history of default on external debt when their economies experience a downturn. These risks of sovereign default could adversely affect the value of the Fund’s portfolio even in circumstances when the investment has not performed poorly. Further, emerging markets are generally heavily dependent upon international trade or the health of particular economies and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of certain emerging markets may be based predominantly on only a few industries and may be vulnerable to changes in trade conditions and may have higher levels of debt or inflation. In particular, certain commodities may occupy a prominent position in the economies of emerging markets and such economies are therefore sensitive to fluctuations in commodity prices. Further, emerging markets generally are not as efficient as those in developed countries. In some cases, a market for the security may not exist locally and transactions may need to be made on a non-local exchange. Volume and liquidity levels in emerging markets are lower than in developed countries. In addition, accounting, auditing and financial reporting standards, practices and disclosure requirements that prevail in emerging markets generally are not as high as standards in developed countries. Specifically, valuation of assets, depreciation, exchange differences, deferred taxation, contingent liabilities and consolidation may be treated differently from accounting standards in more developed countries and there is an increased risk of fraud or other deceptive practices. Further, the quality and reliability of official data published by the government or securities exchanges in emerging markets may not accurately reflect the actual circumstances being reported. The issuers of some non-U.S. securities, such as banks and other financial institutions, may be subject to less stringent regulations than would be the case for issuers in developed countries and, therefore, potentially carry greater risk. Consequently, less information is typically available concerning companies located in emerging markets. Accordingly, the Fund’s abilities to conduct effective due diligence in connection with its emerging market investments and to monitor such investments may be adversely affected by these factors. In addition, the Fund’s investment opportunities in certain emerging markets may be restricted by legal limits on foreign investment in local securities or restrictions on the ability to convert currency or to take currencies out of certain countries.

Due to the foregoing risks and complications, the costs associated with investments in emerging market securities generally are higher than for securities of issuers based in developed countries.

•

Distribution Policy Risk. The Fund’s distribution policy is expected to result in distributions that equal a certain percentage of the Fund’s current net asset value per share as discussed in “Distributions.” However, this distribution policy is subject to change. If the Fund’s investments do not generate sufficient income, the Fund may liquidate a portion of its portfolio to fund these distributions. Accordingly, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their Shares and potentially increase the taxable gain, if any, upon disposition of their Shares.

•	Price Risk. Investors who buy Shares at different times will likely pay different prices.

•

Shares Not Listed; No Market for Shares. The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment.

•

Closed-end Interval Fund; Liquidity Risk. The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Fund’s Shares and the Fund expects that no secondary market will develop. You should not invest in the Fund if you need a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. If Shareholders tender for repurchase more than the repurchase offer amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of Shares not to exceed 2% of the outstanding Shares of the Fund on the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). In connection with any given repurchase offer, the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

•

Repurchase Risks. As described under “Repurchases of Shares,” the Fund is an “interval fund” and, to provide some liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders, and generally are funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income. Certain Shareholders may from time to time own or control a significant percentage of the Fund’s Shares. Repurchase requests by these Shareholders of their Shares of the Fund may cause repurchases to be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased in connection with any repurchase offer. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request. Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly. See “Repurchases of Shares.”

SUMMARY OF FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in Shares will bear directly or indirectly. The expenses shown in the table under “Annual Fund Expenses” are estimated based on projected amounts for the Fund’s first full year of operations and assume that the Fund (i) has $[ ] in net assets and (ii) incurs leverage in an amount equal to [ ]% of the Fund’s total assets. Actual expenses will depend on the number of Shares the Fund sells in this offering and the amount of leverage the Fund employs, if any. The following table should not be considered a representation of the Fund’s future expenses. Actual expenses may be greater or less than shown.

Shareholder Transaction Expenses:	Class A Shares		Class C Shares		Class I Shares		Class U Shares
Sales load (as a percentage of the offering price)	[	]%	[	]%	[	]%	[	]%
Maximum Early Withdrawal Charge (as a percent of original purchase price)(2)	[	]%	[	]%	[	]%	[	]%
Distribution reinvestment plan fees(3)	[	]%	[	]%	[	]%	[	]%
Annual Fund Expenses (as a percentage of net assets attributable to Shares):
Management fee(4)	[	]%	[	]%	[	]%	[	]%
Interest expenses on borrowed funds(5)	[	]%	[	]%	[	]%	[	]%
Other expenses(6)	[	]%	[	]%	[	]%	[	]%
Distribution and/or Shareholder Servicing Fees	[	]%	[	]%	[	]%	[	]%
Remaining Other Expenses	[	]%	[	]%	[	]%	[	]%
Total annual expenses	[	]%	[	]%	[	]%	[	]%
Fee Waiver and/or Expense Reimbursement(7)	[	]%	[	]%	[	]%	[	]%
Total Annual Fund Expenses After Fee Waiver and/or Expense Reimbursement(7)	[	]%	[	]%	[	]%	[	]%

(1)

Investors purchasing Class [ ] Shares may be charged a sales load of up to [ ]% of the investment amount. The table assumes the maximum sales load is charged. The Fund and/or a Selling Agent may, in its discretion, waive all or a portion of the sales load for certain investors. See “Plan of Distribution.” Class [ ] Shares are not subject to sales charges, and Class [ ] Shares are not subject to upfront sales charges.

(2)	Class [ ] Shares that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of [ ]% of the original purchase price.
(3)

Each holder of at least one full share will be able to “opt out” of the Fund’s dividend reinvestment plan (“DRIP”). The expenses of administering the DRIP are included in “Other expenses.” See “Distribution Reinvestment Plan.”

(4)

The Fund pays the Adviser the Management Fee in consideration of the investment advisory services that the Adviser provides to the Fund at the annual rate of [ ]% of the Fund’s gross assets. The Management Fee amount in the table above is greater than [ ]% because it is computed as a percentage of the Fund’s net assets for presentation therein pursuant to SEC requirements. See “Management — Management Fee.”

(5)

“Interest payments on borrowed funds” assumes [the issuance of preferred shares and/or indebtedness in an amount equal to [ ]% of the Fund’s total assets, including dividends and/or interest payable on such preferred shares and/or indebtedness at an assumed interest rate of [ ]%, which is based on comparable preferred and debt offerings with a similar borrower profile. In the event that the Fund were to issue additional preferred shares or debt securities, the Fund’s borrowing costs, and correspondingly its total annual expenses, including, in the case of such preferred shares, the management fee as a percentage of the Fund’s net assets attributable to the Shares, would increase.]

(6)

“Other expenses” includes the Fund’s overhead expenses, including payments under the Administration Agreement based on the Fund’s allocable portion of overhead and other expenses incurred by the Adviser and payment of fees in connection with outsourced administrative functions, and are based on estimated amounts for the current fiscal year. See “Management — The Administrator.” “Other expenses” also includes the ongoing expenses to the independent accountants and legal counsel of the Fund, compensation of Independent Trustees, tax compliance costs, transfer agent costs, valuation agent costs, printer costs, custody costs, insurance costs, organizational and offering costs, and cost and expenses relating to rating agencies. See “Fund Expenses.”
(7)

The Fund will pay for organizational expenses up to a limit of [ ]% of the Fund’s net assets. The Adviser, or its affiliates, will bear any organizational expenses in excess of the [ ]%. The Adviser may recoup from the Fund any waived amount or reimbursed expenses with respect to the Fund pursuant to the organizational expenses if such recoupment does not cause the Fund to exceed the current organizational expense limit or the organizational expense limit in place at the time of the waiver or reimbursement (whichever is lower) and the recoupment is made within three years from the date the amount was initially waived or reimbursed. This contractual arrangement will remain in effect for at least one year from the effective date of the Fund’s registration statement on Form N-2 unless the Fund’s Board of Trustees approves its earlier termination.

EXAMPLE:

The following example is furnished in response to the requirements of the SEC and illustrates the various costs and expenses that you would pay, directly or indirectly, on a $1,000 investment in Shares for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested at NAV, and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be*:

	1 year	3 years	5 years	10 years
Class A Shares	$[ ]	$[ ]	$[ ]	$[ ]
Class C Shares	$[ ]	$[ ]	$[ ]	$[ ]
Class I Shares	$[ ]	$[ ]	$[ ]	$[ ]
Class U Shares	$[ ]	$[ ]	$[ ]	$[ ]

If, at the end of each period, your Shares are repurchased in full, your costs would be*:

	1 year	3 years	5 years	10 years
Class C Shares	$[ ]	$[ ]	$[ ]	$[ ]

*

The example should not be considered a representation of future returns or expenses, and actual returns and expenses may be greater or less than those shown. The example assumes that the estimated “other expenses” set forth in the Annual Fund Expenses table are accurate, and that all dividends and distributions are reinvested at NAV. The Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

FINANCIAL HIGHLIGHTS

Because the Fund is newly organized and its Shares have not previously been offered, the Fund does not have any financial history as of the date of its last fiscal period. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

THE FUND

The Fund is an externally managed, non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end management investment company, the Fund is required to meet certain regulatory tests. See “Regulation as a Closed-End Management Investment Company.” In addition, the Fund intends to elect to be treated, and to qualify annually, as a RIC under Subchapter M of the Code, commencing with the Fund’s tax year ending on [  ], 2025.

The Fund’s investment activities are managed by the Adviser and supervised by the Fund’s Board of Trustees. Under the Investment Advisory Agreement, the Fund has agreed to pay the Adviser an annual management fee based on the Fund’s Managed Assets. See “Management — Management Fee.”

The Fund offers four classes of Shares: Class A Shares, Class C Shares, Class I Shares and Class U Shares. An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the minimum investment amounts, sales loads, if applicable, and ongoing fees and expenses for each Share class may be different. The fees and expenses for the Fund are set forth in “Summary of Fees and Expenses.” The details of each class of Shares are set forth in “Plan of Distribution.” The Fund may offer additional classes of Shares in the future.

USE OF PROCEEDS

Unless otherwise specified in this prospectus, the Fund intends to use the proceeds from the sale of securities pursuant to this prospectus to acquire investments in accordance with its investment objectives and strategies described in this prospectus, to make distributions to Shareholders and for general working capital purposes. In addition, the Fund may also use all or a portion of the net proceeds from the sale of securities to repay any outstanding indebtedness or preferred shares at the time of the offering, if applicable.

The Fund currently anticipates that it will generally take approximately three to six months after the receipt of proceeds from the offering of securities to invest substantially all of the net proceeds of the offering in the Fund’s targeted investments or otherwise utilize such proceeds, although such period may vary and depends on the size of the offering and the availability of appropriate investment opportunities consistent with the Fund’s investment objectives and market conditions. There is no assurance that the Fund will achieve its targeted investment pace, which may negatively impact the Fund’s returns. Until appropriate investments or other uses can be found, the Fund will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, which the Fund expects will have returns substantially lower than the returns that the Fund anticipates earning from the Fund’s targeted investments. Investors should expect, therefore, that before the Fund has fully invested the proceeds of the offering in accordance with the Fund’s investment objective and strategies, the Fund’s income may not exceed its expenses. To the extent that the net proceeds from an offering have not been fully invested in accordance with the Fund’s investment objective and strategies, a portion of the proceeds may be used to pay distributions and may represent a return of capital.

SENIOR SECURITIES

The Fund had no senior securities outstanding as of [  ], 2025.

INVESTMENT OBJECTIVE, OPPORTUNITIES AND STRATEGIES

Investment Objective

The Fund’s investment objective is to seek to achieve attractive risk-adjusted total returns by investing dynamically across a broad range of public and private credit markets. In pursuing its investment objective, the Fund will seek income in addition to capital appreciation.

Investment Opportunities and Strategies

The Fund seeks to achieve its investment objective by investing opportunistically across credit markets, focusing primarily on credit investments and credit-related investments, (collectively, “Credit Investments”). The Fund focuses on the following types of Credit Investments: private credit, public corporate credit, structured credit, and distressed investments. The Fund will allocate to investments which GoldenTree believes offer compelling risk-adjusted return potential and will dynamically adjust allocations over time based on the market environment. Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in Credit Investments, which include foreign instruments (e.g., Credit Investments issued by developed and emerging market issuers) and illiquid and restricted securities. The Fund may invest all or substantially all of its assets in illiquid or restricted securities. Although the Fund primarily makes investments denominated in U.S. dollars, the Fund may make investments denominated in other currencies.

The Fund’s 80% policy with respect to investments in Credit Investments is not fundamental and may be changed by the Board without shareholder approval. Shareholders will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its net assets in the particular type of investment suggested by its name. The Fund’s investments in derivatives, other investment companies and other instruments are counted towards the Fund’s 80% investment policy to the extent they have economic characteristics similar to the investments included within that policy.

Private Credit

The Fund will seek attractive risk-adjusted returns by investing in private credit assets made to performing borrowers, characterized by what GoldenTree believes to be an attractive margin of safety and total return profile. GoldenTree assesses an investment’s quantitative margin of safety by comparing the issuer’s enterprise value to the market value of its debt. The Fund will seek to capitalize on GoldenTree’s ability to provide a broad range of solutions to issuers and sponsors.

Fund’s private credit investments are typically financing solutions to companies with EBITDA of $100 million to $1 billion. This market segment represents issuers with longer track records and more consistent earnings profiles than smaller issuers. The Fund’s private credit exposure is expected to be primarily in first lien senior secured loans, second lien loans, unsecured bonds or preferred securities, with the largest geographic exposure to be to issuers domiciled in North America, followed by Western Europe.

GoldenTree has made over $8 billion in private credit investments across nearly 20 industries over the last decade. GoldenTree’s success in private credit investing has been a result of its differentiated investment process, collaborative team structure, and senior investment team that has executed across a variety of market and economic environments. GoldenTree’s competitive advantages include its range of industry expertise, ability to structure financings across an issuer’s capital structure and for various uses, ability to analyze more complex opportunities, and sourcing through its broad capital markets relationships and current portfolio companies.

GoldenTree executes a multi-channel sourcing approach to its private credit investments. This includes leveraging relationships through its corporate issuers, financial sponsors, control investments, restructuring and legal advisors, and various private and public capital markets participants such as banks. Borrowers value GoldenTree’s speed, size, sophistication, and independence. GoldenTree seeks to structure strong covenant packages and important terms that include limiting incremental secured debt, restricting dividend payments, limiting the ability for the issuer to sell certain assets, and cash flow sweep mechanisms that enhance margin of safety. GoldenTree will often secure important economics that can enhance the return profile of the investment. This includes original issue discounts, improved coupon spread and call protection at prices above par.

Public Corporate Credit

The Fund’s public corporate credit strategy seeks compelling risk-adjusted returns across bond and loan investments that are more liquid and tradeable in nature. The Fund is generally focused on issuers with enterprise values of $500 million or greater and instruments which have more than 1.5x asset coverage and a catalyst to drive total return. These investments will include below-investment grade (commonly referred to as “high yield” securities or “junk bonds”) and non-rated debt, including first lien loans, second lien loans, revolving loans, below-investment grade senior secured or unsecured bonds, convertible bonds, preferred stock and mezzanine loans. These investments may also include debt investments in issuers that are experiencing balance sheet stress or other special, complex situations that causes their debt to trade at an attractive discount to the Adviser’s analysis of its fair value.

GoldenTree’s fundamental, value driven investment process allows the Adviser to identify the best value across an issuer’s capital structure, focusing on securities which GoldenTree believes have an attractive margin of safety, catalysts to drive total return, and compelling relative value. GoldenTree’s investment process has been successfully implemented for over 30 years across market cycles (25 at GoldenTree and 10 at MacKay Shields). GoldenTree’s investment team includes industry specialists that have a comprehensive understanding of their respective industries and significant experience investing across capital structures. The investment team generates proprietary company, industry, sector and country specific research – critical inputs to identifying and underwriting investment opportunities to fit GoldenTree’s process. Proprietary systems allow GoldenTree to constantly perform relative value analysis and re-evaluate the existing portfolio alongside new opportunities.

Structured Credit

The Fund’s structured credit strategy includes securitizations across a diverse set of asset types such as corporate, residential, consumer and commercial assets. These investments may be more liquid tradeable instruments or investments that are more bespoke in nature, including collateralized loan obligations and certain other pooled investment vehicles. In line with the Adviser’s investment process, the Fund’s structured credit investments typically have catalysts to drive attractive total returns.

GoldenTree believes that the Fund’s structured Credit Investments will benefit from GoldenTree’s broad resources and expertise across its portfolio management, trading, legal, and operational teams. GoldenTree believes its collaborative approach and broad-based credit expertise allows the firm to react quickly and be a solution provider to issuers and counterparties which can differentiate it from its peers, and allows the Adviser to invest in unique opportunities.

GoldenTree utilizes highly-customized systems to analyze its structured Credit Investments. The Adviser has committed significant resources to developing and customizing proprietary technology to analyze structural and portfolio-level characteristics, return expectations and margin of safety. GoldenTree’s differentiated structuring, sourcing and underwriting expertise creates a broad opportunity set and allows GoldenTree to capitalize on various themes in the asset class. This includes technical dislocations driven by market volatility and forced selling, accessing underbanked asset classes, structuring capital relief transactions for banks, and establishing partnerships with best-in-class originators to source high quality assets.

Distressed

The Fund’s distressed investments strategy seeks compelling risk-adjusted returns by investing in distressed investments in companies undergoing balance sheet restructurings and operational turnarounds. This may include debt, equity, or other securities of companies undergoing, or that have recently completed, bankruptcies, reorganizations, insolvencies, liquidations or other fundamental changes (i.e., special situation and stressed investments).

GoldenTree has made nearly $35 billion in distressed investments globally across 20 sectors since 2000. GoldenTree seeks to create value through its leadership in all facets of the company’s restructuring and operational turnaround. This includes efforts aimed at optimizing the company’s capital structure, improving governance, backstopping new capital, and working with management to execute strategies for growth. For each distressed investment, GoldenTree’s Industry Specialists partner with its Restructuring & Turnaround professionals. This process begins with determining the discount relative to its intrinsic value for which GoldenTree is creating the position. In determining the pro forma enterprise value, the industry specialist will evaluate factors such as revenue and margin growth, cost structure, competitive positioning, industry dynamics and peer valuations. The team also analyzes legal, jurisdictional, and governance-related risks that can impact a successful outcome.

GoldenTree’s dedicated Restructuring & Turnaround Team is comprised of professionals with significant legal, financial, operational, and M&A expertise. Through its differentiated resources and capital, GoldenTree drives important elements of the process that include negotiating restructuring agreements, reconstituting a portfolio company’s board of directors, installing new management, and providing various sources of capital. Post restructuring, GoldenTree takes an active role in helping the portfolio company execute its operational turnaround to drive sustainable, long-term growth. This includes identifying accretive growth acquisitions, divesting non-core assets, or other strategic transactions. Identifying potential exit strategies is a critical component of GoldenTree’s initial underwriting of investments, and the Adviser employs various strategies to return capital, such as opportunistic sales, asset divestitures, dividends, and a full sale of the business.

GoldenTree’s investment process and risk management for distressed investments focuses heavily on determining a company’s enterprise value through proprietary issuer-specific underwriting by industry specialists. This involves evaluating broader industry considerations and comparing the investment’s relative value to other opportunities. GoldenTree utilizes its nearly 15-person Restructuring and Turnaround team to analyze legal, jurisdictional and creditor specific risks. This includes engaging external legal, restructuring, financial and policy advisors to augment the Firm’s in-house resources. GoldenTree actively seeks to create value in distressed investments by optimizing the company’s capital structure, improving governance, and executing strategic operational turnarounds. They strive to install strong boards and management teams, ensuring effective corporate governance to support sustainable earnings growth and long-term value creation. Their restructuring professionals, based in the U.S. and Europe, have extensive experience with financial, legal, and operational components of restructuring, and many have hands-on operating experience and have served as board directors. GoldenTree’s size and expertise ensure a critical leadership position on creditor committees, negotiating restructuring agreements, reconstituting boards, hiring new management, and developing operating strategies.

The Fund intends to invest, at times, in securities and other financial instruments of U.S. and non-U.S. entities and other assets, including all types of debt obligations and may have varying terms with respect to collateralization, seniority or subordination, purchase price, convertibility, interest payments and maturity, and may consist of (i) public and private below-investment grade and nonrated debt, including, but not limited to, first lien bank debt, second lien bank debt, revolving loans, below-investment grade senior secured or unsecured bonds, convertible bonds, preferred stock, mezzanine loans, trade claims, liquidating trusts, and assignments; (ii) debt and equity tranches of collateralized loan obligations (“CLOs”); structured credit; residential mortgage-backed securities; asset-backed securities (“ABS”) (including, student loans, auto loans and manufactured housing); debt and equity tranches of ABS collateralized debt obligations (“CDO”) (e.g., commercial real estate

CDOs); monoline-related securities; esoteric ABS (including, airplane leased-back securitizations, revenue securitizations (e.g., toll road and franchise fees), securitizations, whole business securitizations and trust preferred security CDOs); and any assets underlying the foregoing instruments; (iii) any other securities with fixed-income characteristics, including, without limitation, investment grade debt, debentures, notes, deferred interest, pay-in-kind (“PIK”) or zero coupon, equipment lease and trust certificates and commercial paper; (iv) distressed debt or equity securities, including those acquired in connection with bankruptcies and reorganizations of issuers; (v) treasury and government and agency bonds issued by the U.S. and foreign governments, money markets, bank deposits or commercial paper; (vi) registered investment companies (subject to applicable law); (vii) equity securities (public and/or private), including common and preferred stocks; convertible securities; rights and warrants; depositary receipts; and pooled investment vehicles, such as real estate investment trusts, other investment companies, such as exchange-traded funds (“ETFs”), non-ETF exchange-traded vehicles, and partnership interests; (viii) interest rate, currency, commodity, equity and other derivative products, including (a) futures contracts (and options thereon) relating to stock indices, currencies, U.S. Government securities and securities of non-U.S. governments, other financial instruments and all other commodities, (b) swaps, options, swaptions, warrants, caps, collars, floors and forward rate agreements, (c) spot and forward currency transactions and (d) agreements relating to or securing such transactions; and (ix) any other obligations and instruments or evidences of indebtedness of whatever kind or nature that exist now or are hereafter created, in each case, of any person, whether or not publicly traded or readily marketable.

The Fund may utilize various derivative strategies (both long and short positions) involving the purchase or sale of futures and forward contracts (including foreign currency exchange contracts), credit default swaps, call and put options, total return swaps, basis swaps and other swap agreements and other derivative instruments for investment purposes, leveraging purposes or in an attempt to hedge against market, credit, interest rate, currency and other risks in the portfolio.

Under normal market conditions, the Fund may also invest up to 20% of its net assets in any combination of the following: (i) equity or equity-related securities; (ii) swaps and other derivative instruments (including total return, index and interest rate swaps, options, warrants, forward contracts, futures contracts and options on futures contracts); and (iii) foreign currencies.

The Fund is a non-diversified investment company under the 1940 Act and expects to hold a narrower range of investments than a diversified fund under the 1940 Act.

The Adviser believes that the Fund will benefit from GoldenTree’s broad platform and experience across global credit markets in sourcing unique opportunities and identifying attractive relative value across asset classes. The Fund will be diversified by sector and invest globally with the largest expected geographic exposures to issuers domiciled in North America followed by Western Europe.

GoldenTree’s senior investment team has on average more than 20 years of experience in creating value through its investments across market cycles. The Adviser believes its global investment team of Industry Specialists, Restructuring and Turnaround professionals, Capital Markets and Origination professionals, Structured Products Specialists, and Emerging Markets Specialists well-positions GoldenTree to deliver differentiated returns across market environments.

Risk Management

Risk management is an integral part of the approach to portfolio management at GoldenTree. GoldenTree’s Macro Committee comprises the most senior investors at the GoldenTree. The Committee monitors and analyzes financial market stress, liquidity conditions, policy changes and economic factors globally to determine portfolio impact. The Macro Committee’s primary responsibilities include establishing the GoldenTree’s macroeconomic view, identifying primary risk factors, determining our target level of risk tolerance, and executing portfolio hedging as relevant. The Fund expects to benefit from the insights of GoldenTree’s Macro Committee, which develops GoldenTree’s view on a variety of macroeconomic factors such as GDP, employment and rate assumptions. These views are universally incorporated into GoldenTree’s industry and asset class specialists’ models.

Investment Process

GoldenTree’s investment process has successfully captured opportunities across credit sectors and market cycles by utilizing the following investment approach:

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Robust fundamental analysis to determine enterprise value: GoldenTree believes that the initial and critical stage in evaluating an investment is an accurate and conservative determination of an issuer’s enterprise value.

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Analysis of capital structure to ensure attractive margin of safety: After GoldenTree determines the valuation of the enterprise, it will then analyze the issuer’s capital structure to seek to ensure the investment has a sufficient margin of safety. An individual investment typically has at least 1.5x of asset value relative to its outstanding debt. GoldenTree’s determination of asset value includes an independent underwriting of the issuer’s enterprise value, incorporating industry-specific factors and peer group valuations. GoldenTree’s industry specialists also conduct due diligence to develop a detailed qualitative assessment of the issuer’s management and industry position.

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Identify catalysts to drive total return: Following an enterprise value and margin of safety analysis of an investment, GoldenTree identifies a catalyst to drive total return and relies on a stringent sell discipline to realize value. Each investment has an identifiable catalyst which may include accelerating earnings, expense reductions, equity issuance or injection, refinancing, call features, structural deleveraging, restructuring or assets sales. A target sale price is established at the time of purchase and the asset is sold (in whole or in part(s)) as it approaches that level, unless changes in circumstance dictate a revised target. Absent any meaningful change in credit fundamentals, the investment process requires strict adherence to sell targets.

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Monitor and perform real-time rigorous relative value analysis: GoldenTree has developed proprietary relative value systems, which enable the investment team to compare a potential investment’s total return and risk characteristics versus current investments within the portfolio. The Adviser’s proprietary systems capture a wide variety of data points, enabling a constant evaluation of existing investments compared to new opportunities and allow for a reevaluation of the portfolio on a regular basis. Such data points include key inputs from the industry specialists’ proprietary fundamental models including enterprise value, asset coverage, EBITDA, free cash flow, and price targets. In addition, the system captures market sourced data including price and rating.

Competitive Advantages

GoldenTree believes that the Fund differentiates itself from peers given GoldenTree’s competitive advantages. The breadth and depth of GoldenTree’s investment team, its broad platform and collaborative team structure give the Adviser what GoldenTree believes to be an advantage in sourcing, evaluating, and executing a broad range of investment opportunities across credit markets. Please see below for more details:

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Broad Range and Platform. GoldenTree manages assets across a diverse set of asset classes including high yield bonds, leveraged loans, private credit, distressed debt, structured credit, emerging markets, real estate, private equity, and credit-themed equities. The Adviser’s broad platform and daily investment activity across credit markets and sectors allows GoldenTree to source unique opportunities, influence transactions, and capture attractive relative value.

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Long Track Record Across Multiple Market Cycles. GoldenTree has a nearly 25-year track record of delivering differentiated, top-quartile returns across market environments. GoldenTree manages more than 10 strategies with an average track record of nearly 15 years, captured in a variety of fund structures including evergreen, open-ended fund structures and private equity style funds.

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Rigorous Investment Process. GoldenTree’s investment process – which has been executed for nearly 25 years – is focused on fundamental analysis and relative value. The process compares securities of varying seniority, rating, leverage, industry and geography to seek to efficiently identify the best risk-adjusted return opportunities across asset classes.

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Highly Experienced Investment Team. GoldenTree’s over 100 person investment team benefits from significant experience, with on average more than 16 years of experience and the Partners, which represent the most senior professionals, have nearly 30 years of experience on average. The team has invested across numerous economic and credit cycles, providing them expertise to identify opportunities as market dynamics change.

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Collaborative Culture Across a Breadth of Expertise. GoldenTree’s investment team includes experienced individuals across corporate industries, structured credit, restructuring and turnarounds, emerging markets, and capital markets and origination. The breadth and depth of GoldenTree’s investment team enables GoldenTree to capitalize on complex and proprietary investment opportunities that require varied expertise to source, evaluate, and execute.

Investment Restrictions. The Fund’s investment objectives and investment policies and strategies, except for the nine fundamental policies described in the SAI, are not fundamental and may be changed by the Board of Trustees without Shareholder approval.

Other Investment Techniques

Leverage. The Fund may use leverage as and to the extent permitted by the 1940 Act. The Fund is permitted to obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred shares and leverage attributable to reverse repurchase agreements, total return swaps or similar transactions. Certain instruments that create leverage are considered to be senior securities under the 1940 Act. With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, the Fund is required to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness. With respect to senior securities that are equity (i.e. preferred shares), the Fund is required to have an asset coverage of at least 200%, as measured at the time of the issuance of any such preferred shares and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding preferred shares. [Although the Fund has no intention of issuing preferred shares within one year of the date of this Prospectus, the Fund may offer preferred shares as a means of providing leverage to the Fund.]

The Fund expects that it will, or that it may need to, raise additional capital in the future to fund its continued growth, and the Fund may do so by entering into a credit facility, issuing preferred shares or debt securities or through other leveraging instruments. Subject to the limitations under the 1940 Act, the Fund may incur additional leverage opportunistically or not at all and may choose to increase or decrease its leverage. The Fund may use different types or combinations of leveraging instruments at any time based on the Adviser’s assessment of market conditions and the investment environment, including forms of leverage other than preferred shares, debt securities and/or credit facilities. [The Fund currently intends to enter into a credit facility within one year of the date of this Prospectus based on current market conditions and assuming that the Fund is able to obtain suitable terms; however, the Fund is not obligated to do so.] In addition, the Fund may borrow for temporary, emergency or other purposes as permitted under the 1940 Act, which indebtedness would generally not be subject to the asset coverage requirements described above. By leveraging the Fund’s investment portfolio, the Fund may create an opportunity for increased net income and capital appreciation. However, the use of leverage also involves significant risks and expenses, which will be borne entirely by Fund Shareholders, and the Fund’s leverage strategy may not be successful. For example, the more leverage is employed, the more likely a substantial change will occur in the Fund’s NAV per share of the Shares. See “Risk Factors — Risks Related to the Fund’s Investments — The Fund may leverage the Fund’s portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in the Fund.”

To the extent the income derived from investments purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the Fund’s return will be less than if leverage had not been used, and therefore the amount available for distribution to holders of the Fund’s Shares of beneficial interest as dividends and other distributions will be reduced or potentially eliminated. The Adviser may determine to maintain the Fund’s leveraged position if it expects that the long-term benefits of maintaining the leveraged position will outweigh the current reduced return. The Fund may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements will increase the cost of borrowing over the stated interest rate. In addition, capital raised through borrowing will be subject interest costs that may or may not exceed the income and appreciation on the assets purchased.

In connection with any credit facility, the lender may impose specific restrictions as a condition to borrowing. The credit facility fees may include up front structuring fees and ongoing commitment fees (including fees on amounts undrawn on the facility) in addition to the traditional interest expense on amounts borrowed. The credit facility may involve a lien on the Fund’s assets. Similarly, to the extent the Fund issues notes, the Fund may be subject to fees, covenants and investment restrictions required by a national securities rating agency, as a result. Such covenants and restrictions imposed by a rating agency or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. While it is not anticipated that these covenants or restrictions will significantly impede the Adviser in managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund would not be able to utilize as much leverage as the Fund otherwise could have, which could reduce the Fund’s investment returns. In addition, the Fund expects that any notes the Fund issues or credit facility the Fund enters into would contain covenants that may impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Fund. These covenants would also likely limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the Board of Trustees and the Fund’s Shareholders to change fundamental investment policies.

The Fund’s willingness to utilize leverage, and the amount of leverage the Fund incurs, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy may depend on the Fund’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed. Any leveraging cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objectives and policies. See “Risk Factors — Risks Related to the Fund’s Investments — The Fund may leverage the Fund’s portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in the Fund.”

Derivatives and other Related Techniques. The Fund may engage in derivative transactions and may sell securities short from time to time. To the extent the Fund engages in derivative transactions, it expects to do so for investment purposes (e.g., to obtain synthetic exposure to any of the Fund’s target asset classes) or for risk-management purposes (e.g., to hedge against interest rate risks, credit risks, currency risks or other risks). Among other derivative instruments, the Adviser expects that the Fund may purchase or sell exchange-listed and OTC options, futures, options on futures, swaps and similar instruments, various interest rate transactions, such as swaps, caps, floors or collars, and credit transactions and credit default swaps. The Fund also may purchase and sell derivative instruments that combine features of these instruments. Collectively, the Fund refers to these financial management techniques as “Derivative Transactions.” The Fund’s use of Derivative Transactions, if any, will generally be deemed to create leverage for the Fund and involves significant risks. No assurance can be given that the Fund’s strategy and use of derivatives will be successful, and the Fund’s investment performance could diminish compared with what it would have been if Derivative Transactions were not used. See “Risk Factors — Risks of Investments Generally.”

[The Adviser with respect to the Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the CFTC and the National Futures Association (the “NFA”), which regulate trading in the futures markets. Pursuant to CFTC Regulation 4.5, the Adviser and the Fund are not subject to regulation as a commodity pool or commodity pool operator under the Commodity Exchange Act, as amended (the “CEA”).] See “Risk Factors — Risks Relating to the Fund’s Business and Structure — The Fund is subject to the risk of legislative and regulatory changes impacting the Fund’s business or the markets in which the Fund invests.”

Rule 18f-4 under the 1940 Act permits the Fund to enter into derivatives and other transactions that create future payment or delivery obligations, including short sales, notwithstanding the senior security provisions of the 1940 Act if the Fund complies with certain VaR leverage limits, implement a derivatives risk management program and are subject to board oversight and reporting requirements, or otherwise comply with a “limited derivatives users” exception. Rule 18f-4 also permits the Fund to enter into reverse repurchase agreements or similar financing transactions notwithstanding the senior security provisions of the 1940 Act if the Fund aggregates the amount of indebtedness associated with reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratios as discussed above or treat all such transactions as Derivatives Transactions for all purposes under Rule 18f-4.

Illiquid Transactions. Generally, investments will be purchased or sold by the Fund in private markets, including securities that are not publicly traded or that are otherwise illiquid and securities acquired directly from the issuer.

Co-Investment with Affiliates. In certain instances, the Fund co-invests on a concurrent basis with other accounts managed by certain of the Adviser’s affiliates, subject to compliance with applicable exemptive relief, regulations and regulatory guidance and the Adviser’s written allocation procedures. Exemptive relief granted by the SEC permits the Fund to participate in certain negotiated co-investments alongside other accounts managed by certain of the Adviser’s affiliates, subject to certain conditions including (i) that a majority of the Fund’s Trustees who have no financial interest in the transaction and a majority of the Fund’s Trustees who are not “interested persons,” as defined in the 1940 Act, of the Fund approve the co-investment and (ii) the price, terms and conditions of the co-investment are the same for each participant, subject to the terms of the applicable exemptive order.

Subsidiaries. The Fund may invest in one or more wholly owned subsidiaries (each, a “Subsidiary” and collectively, the “Subsidiaries.”) The Fund may form a Subsidiary in order to, among other things, pursue its investment objective and strategy in a more tax-efficient manner or for the purpose of facilitating its use of permitted borrowings. Except as otherwise provided, references to the Fund’s investments will also refer to any Subsidiary’s investments.

The Fund will comply with provisions of Section 8 and Section 18 of the 1940 Act governing capital structure and leverage on an aggregate basis with any Subsidiary. The Fund and any Subsidiary will comply with provisions of Section 17 of the 1940 Act related to affiliated transactions and custody.

The Fund does not currently intend to create or acquire primary control of any entity that engages in investment activities in securities or other assets other than entities wholly owned by the Fund.

RISK FACTORS

Investing in the Fund involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in the Fund. The risks set out below are not the only risks the Fund faces. Additional risks and uncertainties not presently known to the Fund or not presently deemed material by the Fund might also impair the Fund’s operations and performance and the value of the Fund’s securities. If any of the following events occur, the Fund’s business, financial condition and results of operations could be materially adversely affected and the value of the Fund’s securities may be impaired. In such case, the price of the Fund’s securities could decline, and you may lose all or part of your investment.

Risks Related to the Fund’s Investments

Risks of Investments Generally.

All investments risk the loss of capital. Such investments are subject to investment-specific price fluctuations as well as to macro-economic, market and industry-specific conditions, including but not limited to national and international economic conditions, domestic and international financial policies and performance, conditions affecting particular investments such as the financial viability, sales and product lines of corporate issuers, national and international politics and governmental events, and changes in income tax laws. No guarantee or representation is made that the Fund’s investment program will be successful. The Fund’s investment program involves, without limitation, risks associated with limited diversification, leverage, investments in speculative assets and the use of speculative investment strategies and techniques, interest rates, volatility, tracking risks in hedged positions, credit deterioration or default risks, systems risks and other risks inherent in the Fund’s activities. Certain investment techniques of the Fund (e.g., use of direct leverage or indirectly through leveraged investments) can, in certain circumstances, magnify the impact of adverse market moves to which the Fund may be subject. In addition, the Fund’s investments may be materially affected by conditions in real estate markets, the financial markets and overall economic conditions occurring globally and in particular markets where the Fund may invest its assets.

The Fund’s methods of minimizing such risks may not accurately predict future risk exposures. Risk management techniques are based in part on the observation of historical market behavior, which may not predict market divergences that are larger than historical indicators. Also, information used to manage risks may not be accurate, complete or current, and such information may be misinterpreted.

Competition; Availability of Investments

While the Fund believes that there are currently available investments of the type in which the Fund may invest, there can be no assurance that such investments will continue to be available for the Fund’s investment activities, or that available investments will meet the Fund’s investment criteria.

The activity of identifying, completing and realizing attractive investments is highly competitive and involves a high degree of uncertainty. The Fund expects to encounter competition from other funds or similar market participants having a similar investment program or similar investment strategies and others pursuing the same or similar investment opportunities. Alternative asset management vehicles worldwide are making global competition increasingly intense. As a result, there can be no assurance that the Adviser will be able to identify or successfully pursue attractive investment opportunities. It is possible that competition for appropriate investment opportunities could increase further, thus reducing the number of opportunities available to the Fund, and adversely affecting the terms upon which investments can be made and increasing the costs to the Fund in order to remain competitive. The Fund will from time to time incur bid, due diligence or other costs (including deposits which may not be refundable) on investments which are not consummated or are otherwise not successful. As a result, the Fund will not recover from such investments all of its costs, which will detract from the Fund’s returns. There can be no assurance that the Fund will be able to locate, complete or exit Credit Investments satisfying its investment criteria or that such Credit Investments will satisfy the Fund’s investment program. Likewise, there can be no assurance that the Fund will be able to realize the values of its investments or that it will be able to invest its capital.

Expedited Transactions.

Investment analyses and decisions by the Adviser may be undertaken on an expedited basis in order to make it possible for the Fund to take advantage of short-lived investment opportunities. In such cases, the available information at the time of an investment decision may be limited, inaccurate or incomplete. Furthermore, the Adviser is unlikely to have sufficient time to fully evaluate information which is available. There is a significantly increased risk of making poor investments when they are made on an expedited basis.

Credit Investments.

The Fund will invest primarily in credit and credit-related instruments and derivatives. Such investments generally fluctuate in value based upon broader market factors, such as changes in interest rates, and also based on developments affecting the perceived creditworthiness and ability of the borrower to repay the principal and interest owed with respect to the underlying indebtedness. If a credit investment in the Fund’s portfolio declines in price and/or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Fund’s NAV and/or income would be adversely impacted.

Risks Associated with Directly Originated Senior Secured Loans.

The Fund’s portfolio is expected to include directly originated senior secured loans, including unitranche loans of middle market companies (“Senior Capital Debt Securities”), which are subject to liquidity, market value, credit, interest rate, reinvestment and other risks. There can be no assurance that the Adviser will correctly evaluate the nature and magnitude of the various factors that could negatively affect the value or performance of such assets. These risks could be exacerbated if the portfolio is concentrated in one or more particular types of assets.

The value of the Fund’s assets is expected to be volatile and may fluctuate due to a variety of factors that are inherently difficult to predict and are outside the control of the Fund and the Adviser, including changes in interest rates, prevailing credit spreads, general economic conditions, financial market conditions, domestic or international economic or political events, developments or trends in any particular industry, or the financial condition of the obligors of the Fund’s assets. In particular, the market for Senior Capital Debt Securities has experienced periods of volatility in the supply and demand for such loans, resulting in volatility in, among other things, spreads, interest rate floors, purchase price discounts, leverage, covenants, structure, and other terms. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies and financial instrument options. Such intervention often is intended to influence prices directly and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Additionally, Senior Capital Debt Securities generally have significant liquidity and market value risks since they are not generally traded in organized markets, but are traded (if at all) by banks and other institutional investors in privately negotiated transactions. Because loans are privately syndicated and loan agreements are privately negotiated and customized, loans are not purchased or sold as easily as publicly traded securities. In addition, historically the trading volume in the loan market, especially in the middle market, has been low relative to the high-yield debt securities market.

Senior Capital Debt Securities investments made by the Fund could, in certain cases, provide a first priority lien over some, but not all, of the assets of the relevant borrower, or permit other secured obligations (such as overdrafts, swaps or other derivatives made available by members of a syndicate to the borrower). In addition, a borrower could have two tranches of first-lien debt outstanding, each with first liens on separate collateral. Any secured debt held by the Fund will be secured only to the extent of its liens and only to the extent of underlying assets or incremental proceeds on already secured assets. The Fund cannot guarantee the adequacy of the protection of the Fund’s interests in connection with any investment including the validity or enforceability of a loan and the maintenance of the anticipated priority and perfection of applicable security interests. Under certain circumstances, collateral securing an investment could be released without the consent of the Fund. The Fund’s security interest with respect to investments in secured debt could be unperfected for a variety of reasons, including the failure to make required filings by lenders, and, as a result, the Fund would not have priority over other creditors as anticipated. Furthermore, the Fund cannot assure that claims will not be asserted that could interfere with enforcement of the Fund’s rights.

The obligors of the Fund’s assets will include privately owned middle market businesses. There is generally no publicly available information about these businesses. Some obligors may not meet net income, cash flow and other coverage tests typically imposed by lenders. Numerous factors may affect an obligor’s ability to repay its related obligations, including the failure to meet its business plan, a downturn in its industry or continuing negative economic conditions. A deterioration in an obligor’s financial condition and prospects may be accompanied by deterioration in the collateral securing the Fund’s assets. Such deterioration might impair the ability of such obligor to obtain refinancing or force it to seek to have the Fund’s asset restructured.

Senior Capital Debt Securities are generally considered speculative in nature and may end up in default for a variety of reasons. A defaulted asset may become subject to either substantial workout negotiations or a restructuring, which may entail, among other things, a substantial reduction in the interest rate, a substantial write-down of principal, and a substantial change in the terms, conditions and covenants with respect to such defaulted asset. In addition, such negotiations or restructuring may be quite extensive, protracted and costly over time, and therefore may result in substantial uncertainty with respect to the ultimate recovery on such defaulted asset. The liquidity of a defaulted asset will be limited, and if a defaulted asset is sold, it is highly unlikely that the proceeds from such sale will be equal to the amount of unpaid principal and interest thereon.

Loans to middle market businesses generally carry more inherent risks than loans to larger, publicly traded businesses. These middle market companies generally have more limited access to capital and higher financing costs, may be in a weaker financial position, may need more capital to expand or compete, and may be unable to obtain financing from public capital markets or from traditional sources, such as commercial banks. Middle market businesses typically have narrower product lines and smaller market shares than larger businesses. Therefore, they tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These businesses may also experience substantial variations in operating results. Typically, the success of a middle market business also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of such persons could have a material adverse impact on the obligor and its ability to repay its obligations. In addition, middle market businesses often need substantial additional capital to expand or compete and will often have borrowed money from other lenders and may need additional capital to survive any economic downturns. Accordingly, loans made to middle market companies involve higher risks than loans made to companies that have larger businesses, greater financial resources or who are otherwise able to access traditional credit sources.

There can be no assurance as to the levels of defaults or the amount or timing of recoveries that may be experienced with respect to the Fund’s assets. Any increase in default levels or decrease in recovery rates, or delays in receipt of recoveries, could adversely affect distributions, if any, to Shareholders.

Second-Lien Loans.

The Fund is expected to invest in loans that are secured by a second lien on assets. Second lien loans have been a developed market for a relatively short period of time, and there is limited historical data on the performance of second lien loans in adverse economic circumstances. In addition, second lien loan products are subject to intercreditor arrangements with the holders of first lien indebtedness, pursuant to which the second lien holders have waived many of the rights of a secured creditor, and some rights of unsecured creditors, including rights in bankruptcy, which can adversely affect recoveries. While there is broad market acceptance of some second lien intercreditor terms, no clear market standard has developed for certain other material intercreditor terms for second lien loan products. This variation in key intercreditor terms may result in dissimilar recoveries across otherwise similarly situated second lien loans in insolvency or distressed situations. While uncertainty of recovery in an insolvency or distressed situation is inherent in all debt instruments, second lien loan products carry more risks than certain other debt products.

For reasons not necessarily attributable to any of the risks set forth herein (for example, supply/demand imbalances or other market forces), the prices of the debt instruments in which the Fund invests may decline substantially. It may not be possible to predict, or to hedge against, such “spread-widening” risk. Additionally, the perceived discount in pricing described herein may still not reflect the true value of the assets underlying debt instruments in which the Fund invests, and therefore further deteriorations in value with respect thereto may occur following the Fund’s investment therein. In fact, after mid-2007, the market for many loan instruments, including second lien loans, contracted significantly, which made virtually all leveraged loan instruments, particularly second lien loan instruments, less liquid or illiquid. Many participants ceased underwriting and purchasing certain second lien loan instruments. There can be no assurance that the market for second lien loans will not experience future contractions.

Investing in senior secured loans indirectly through securities of pooled issuers involves particular risks.

The Fund obtains exposure to underlying senior secured loans and other debt instruments through the Fund’s investments but may obtain such exposure directly or indirectly through other means from time to time. Such debt instruments may become nonperforming or impaired for a variety of reasons. For example, nonperforming or impaired loans may require substantial workout negotiations or restructuring that may entail a substantial reduction in the interest rate and/or a substantial write-down of the principal of the loan. In addition, because of the unique and customized nature of a loan agreement and the private syndication of a loan, certain loans may not be purchased or sold as easily as publicly traded securities, and, historically, the trading volume in the loan market has been small relative to other markets. Loans may encounter trading delays due to their unique and customized nature, and transfers may require the consent of an agent bank and/or borrower. Risks associated with senior secured loans include the fact that prepayments generally may occur at any time without premium or penalty.

In addition, the portfolios of certain issuers in which the Fund invests may contain middle market loans (such as certain CLOs and certain private credit vehicles) or other higher-risk assets. Loans to middle market companies may carry more inherent risks than loans to larger, publicly traded entities. These companies generally have more limited access to capital and higher funding costs, may be in a weaker financial position, may need more capital to expand or compete, and may be unable to obtain financing from public capital markets or from traditional sources, such as commercial banks. Middle market companies typically have narrower product lines and smaller market shares than large companies. Therefore, they tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies may also experience substantial variations in operating results. The success of a middle market business may also depend on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on the obligor. Accordingly, loans made to middle market companies may involve higher risks than loans made to companies that have greater financial resources or are otherwise able to access traditional credit sources. Middle market loans are less liquid and have a smaller trading market than the market for broadly syndicated loans and may have default rates or recovery rates that differ (and may be better or worse) than has been the case for broadly syndicated loans or investment grade securities. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced with respect to middle market loans or other higher-risk assets in any issuer in which the Fund may invest. As a consequence of the forgoing factors, the securities issued by pooled vehicles that primarily invest in middle market loans (or hold significant portions thereof) or other higher-risk assets are generally considered to be a riskier investment than securities issued by vehicles that primarily invest in broadly syndicated loans.

Covenant-lite loans may comprise a significant portion of the senior secured loans underlying the issuers in which the Fund invests. Over the past decade, the senior secured loan market has evolved from one in which covenant-lite loans represented a minority of the market to one in which such loans represent a significant majority of the market. Generally, covenant-lite loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent that the issuers that the Fund invests in hold covenant-lite loans, such issuers may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

The Fund’s investments in structured finance securities involve certain risks.

The Fund’s investments will include structured finance securities. Structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) that serve as collateral. The Fund and other investors in structured finance securities ultimately bear the credit risk of the underlying collateral. Most structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches which are the focus of the Fund’s investment strategy, and scheduled payments to junior tranches have a priority in right of payment to subordinated/equity tranches.

Structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance. For example, investments in structured vehicles, including CBOs and equity and junior debt securities issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities, such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage related securities, trust preferred securities and emerging market debt. The pool of high yield securities underlying CBOs is typically separated into tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates, whereas the lower tranches, with greater risk, pay higher interest rates.

General Risks Related to CLOs.

The Fund may invest in CLOs. Accordingly, the Fund may be exposed to the risks of investments in CLOs, which may be substantial. Such risks include, without limitation, (i) risks associated with the deterioration of the performance of the collateral obligations underlying the relevant CLOs, including risks relating to defaults of the CLO collateral and inability to recover such collateral, (ii) risks relating to the withdrawal of CLO senior tranches (including the negative impact such withdrawals may have on the holders of a CLO’s equity and mezzanine debt), (iii) risks relating to the price volatility of CLO collateral and a CLO’s securities (particularly its equity), (iv) risks relating to the principal payments payable on a CLO’s equity, (v) risks relating to complying with regulations applicable to CLOs and their managers (including risk retention regulations applicable under the laws of certain jurisdictions), (vi) interest rate risk, (vii) risks relating to investing in a “warehousing facility” established in respect of a CLO, (viii) general risks of investing in loans and debt securities, including below investment-grade investments and high-yield securities and (ix) tax implications of investing in CLOs.

The Fund’s portfolio of investments may lack diversification among structured finance securities which may subject the Fund to a risk of significant loss if one or more of these securities experience a high level of defaults on collateral.

The Fund’s portfolio may hold investments in a limited number of structured finance securities. Beyond the asset diversification requirements associated with the Fund’s qualification as a RIC under the Code, the Fund will not have fixed guidelines for diversification, the Fund will not have any limitations on the ability to invest in any one structured finance security, and the Fund’s investments may be concentrated in relatively few structured finance securities. As the Fund’s portfolio may be less diversified than the portfolios of some larger funds, the Fund is more susceptible to risk of loss if one or more of the securities in which the Fund is invested experiences a high level of defaults on its collateral. Similarly, the aggregate returns the Fund realizes may be significantly adversely affected if a small number of investments perform poorly or if the Fund needs to write down the value of any one investment. The Fund may also invest in multiple structured finance securities managed by the same issuer, thereby increasing the Fund’s risk of loss in the event the issuer were to fail, experience the loss of key portfolio management employees or sell its business.

The structured finance securities in which the Fund invests may hold loans that are concentrated in a limited number of industries.

The structured finance securities in which the Fund invests may hold loans that are concentrated in a limited number of industries. As a result, a downturn in the industry or in any particular industry that the structured finance securities in which the Fund invests are concentrated could significantly impact the aggregate returns the Fund realizes.

Failure by a structured finance security in which the Fund is invested to satisfy certain tests will harm the Fund’s operating results.

The failure by an issuer of a structured finance security in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, would lead to a reduction in its payments to the Fund. In the event that a structured finance security fails certain tests, holders of senior debt would be entitled to additional payments that would, in turn, reduce the payments the Fund, as holder of junior debt or equity tranches, would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting structured finance security or any other investment the Fund may make. If any of these occur, it could materially and adversely affect the Fund’s operating results and cash flows.

Negative loan ratings migration may also place pressure on the performance of certain of the Fund’s structured finance securities investments.

Per the terms of a structured finance security’s indenture, assets rated “CCC+” or lower or their equivalent in excess of applicable limits typically do not receive full par credit for purposes of calculation of the structured finance security’s overcollateralization tests. As a result, negative rating migration could cause a CLO to be out of compliance with its overcollateralization tests. This could cause a diversion of cash flows away from the structured finance security junior debt tranches in favor of the more senior debt tranches until the relevant overcollateralization test breaches are cured. This could have a negative impact on the Fund’s NAV and cash flows.

The Fund’s investments in certain investment vehicles result in additional expenses to the Fund.

The Fund invests in structured finance securities and may invest, to the extent permitted by law, in the securities and other instruments of other investment companies, including private funds, and, to the extent the Fund so invests, will bear the Fund’s ratable share of any such investment expenses, including management and performance fees. In addition to the management and performance fees borne by the Fund’s investments, the Fund also remains obligated to pay management fees to the Adviser with respect to the assets invested in the securities and other instruments of other investment vehicles. With respect to each of these investments, each holder of the Fund’s Shares bears his or her share of the management fee of the Adviser as well as indirectly bearing the management and performance fees charged by the underlying advisor and other expenses of any investment vehicles in which the Fund invests.

In the course of the Fund’s investing activities, the Fund pays management fees to the Adviser and reimburses the Adviser for certain expenses it incurs. As a result, investors in the Fund’s securities invest on a “gross” basis and receive distributions on a “net” basis after expenses, potentially resulting in a lower rate of return than an investor might achieve through direct investments.

The Fund’s investments may be less transparent to the Fund and the Fund’s Shareholders than direct investments in the collateral.

The Fund intends to invest in certain pooled vehicles other related investments. Generally, there may be less information available to the Fund regarding the collateral held by such vehicles than if the Fund had invested directly in the debt of the underlying obligors. As a result, the Fund’s Shareholders do not know the details of the collateral of certain of the issuers in which the Fund invests or receive reporting issued with respect to such issuers. In addition, certain of the information contained in periodic reports and other financial information furnished to the Fund as investor is unaudited. The Fund’s investments are also subject to the risk of leverage associated with the debt issued by such issuers and, in some cases, the repayment priority of senior debt holders in such issuers.

Mortgage-Backed Securities and ABS—Generally.

The investment characteristics of mortgage-backed securities and ABS differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time.

Mortgage-Backed Securities

Commercial Mortgage-Backed Securities. The Fund’s portfolio may include commercial mortgage-backed securities, which are securities backed by obligations (including certificates of participation in obligations) that are principally secured by interests in real property having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, including senior and subordinated classes. Commercial mortgage loans generally lack standardized terms, tend to have shorter maturities than residential mortgage loans and may provide for the repayment of all or substantially all of the principal only at maturity. All of these factors increase the risk involved with commercial real estate lending. Commercial properties tend to be unique and are more difficult to value than one-to-four family residential properties. Commercial lending is generally viewed as exposing a lender to a greater risk of loss than residential one-to-four family lending since it typically involves larger loans to a single borrower than residential one-to-four family lending.

Commercial mortgage lenders typically look to the debt service coverage ratio of a loan secured by income-producing property as an important measure of the risk of default on a loan. Commercial property values and net operating income are subject to volatility, and net operating income may be sufficient or insufficient to cover debt service on the related mortgage loan at any given time. The repayment of loans secured by income-producing properties is typically dependent upon the successful operation of the related real estate project as well as upon the liquidation value of the underlying real estate. The value of commercial real estate is also subject to a number of laws and regulations, such as regulations and laws regarding environmental clean-up and limitations on remedies imposed by bankruptcy laws and state laws regarding foreclosures and rights of redemption.

Most commercial mortgage loans underlying mortgage-backed securities are effectively non-recourse obligations of the borrower, meaning that there is no recourse against the borrower’s assets other than the collateral. If borrowers are not able or willing to refinance or dispose of encumbered property to pay the principal and interest owed on such mortgage loans, payments on the subordinated classes of the related mortgage-backed securities are likely to be adversely affected. The ultimate extent of the loss, if any, to the subordinated classes of mortgage-backed securities may only be determined after a negotiated discounted settlement, restructuring or sale of the mortgage note, or the foreclosure (or deed in lieu of foreclosure) of the mortgage encumbering the property and subsequent liquidation of the property. Foreclosure can be costly and delayed by litigation and/or bankruptcy. Factors such as the property’s location, the legal status of title to the property, its physical condition and financial performance, environmental risks, and governmental disclosure requirements with respect to the condition of the property may make a third-party unwilling to purchase the property at a foreclosure sale or to pay a price sufficient to satisfy the obligations with respect to the related mortgage-backed securities. Revenues from the assets underlying such mortgage-backed securities may be retained by the borrower and the return on investment may be used to make payments to others, maintain insurance coverage, pay taxes or pay maintenance costs. Such diverted revenue is generally not recoverable without a court-appointed receiver to control collateral cash flow.

Commercial mortgage-backed securities may pay fixed or floating rates of interest. Fixed-rate commercial mortgage-backed securities, like all fixed income securities, generally decline in value as rates rise. Moreover, although generally the value of fixed income securities increases during periods of falling interest rates, the inverse relationship may not be as marked in the case of commercial mortgage-backed securities due to the increased likelihood of prepayments during periods of falling interest rates. This effect is mitigated to some degree for mortgage loans providing for a period during which no prepayments may be made.

Certain commercial mortgage-backed securities lack regular amortization of principal, resulting in a single “balloon” payment due at maturity. If the underlying mortgage borrower experiences business problems, or other factors limit refinancing alternatives, such balloon payment mortgages are likely to experience payment delays or even default.

Residential Mortgage-Backed Securities. The Fund’s portfolio may include residential mortgage-backed securities (“RMBS”). Holders of RMBS bear various risks, including credit, market, interest rate, structural and legal risks. RMBS represent interests in pools of residential mortgage loans secured by one to four family residential mortgage loans. Such loans may be prepaid at any time. Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity, although such loans may be securitized by government agencies and the securities issued are guaranteed. The rate of defaults and losses on residential mortgage loans will be affected by a number of factors, including general economic conditions and those in the geographic area where the mortgaged property is located, the terms of the mortgage loan, the borrower’s “equity” in the mortgaged property and the financial circumstances of the borrower. If a residential mortgage loan is in default, foreclosure of such residential mortgage loan may be a lengthy and difficult process and may involve significant expenses. Furthermore, the market for defaulted residential mortgage loans or foreclosed properties may be very limited.

Further, each underlying residential mortgage loan in an issue of RMBS may have a balloon payment due on its maturity date. Balloon residential mortgage loans involve a greater risk to a lender than self-amortizing loans, because the ability of a borrower to pay such amount will normally depend on its ability to obtain refinancing of the related mortgage loan or sell the related mortgaged property at a price sufficient to permit the borrower to make the balloon payment, which will depend on a number of factors prevailing at the time such refinancing or sale is required, including the strength of the residential real estate markets, tax laws, the financial situation and operating history of the underlying property, interest rates, conditions in credit markets and general economic conditions. If the borrower is unable to make such balloon payment, the related issue of RMBS may experience losses.

Certain mortgage loans may be of sub-prime credit quality. Originators of loans make sub-prime mortgage loans to borrowers that typically have limited access to traditional mortgage financing for a variety of reasons, including impaired or limited past credit history, lower credit scores, high loan-to-value ratios or high debt-to-income ratios. As a result of these factors, delinquencies and liquidation proceedings are more likely with sub-prime mortgage loans than with mortgage loans that satisfy customary credit standards. Another factor that may result in higher delinquency rates is the increase in monthly payments on adjustable-rate mortgage loans.

From time to time, the residential mortgage market in the United States has experienced a variety of difficulties and changed economic conditions. Such difficulties and conditions, if they occur, may adversely affect the performance and market value of RMBS and collateralized-debt obligation securities backed by RMBS, including through causing delinquencies and losses with respect to residential mortgage loans to occur and/or increase and/or causing housing prices and appraisal values in many states to decline or stop appreciating. Any such decline or extended flattening of those values may result in increases in delinquencies and losses on RMBS generally.

Asset-Backed Securities.

ABS generally refer to securities backed by assets other than mortgages, mortgage-backed securities, or other mortgage-related assets. Credit card receivables, automobile, boat and recreational vehicle installment sales contracts, commercial and industrial bank loans, home equity loans and lines of credit, manufactured housing loans, corporate debt securities, student loans and various types of accounts receivable commonly support ABS. However, there can be no assurance that innovation in the relevant markets will not transform ABS by adding new classes of assets, new structures, or other features not now familiar in the asset-backed markets.

ABS present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables, for example, are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer loan laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Student loans receivables are highly susceptible to prepayment risk and extension risk due to actions taken by individual borrowers and other variables beyond the issuer’s control. For example, student loans may be extended as a result of grace periods, deferment periods and, under some circumstances, forbearance periods, which may lengthen the remaining term of the student loans and delay principal payments. The risk of investing in ABS is ultimately dependent upon payment of consumer loans by the debtor.

The collateral supporting ABS is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. As with mortgage-backed securities, ABS are often backed by a pool of assets representing the obligations of a number of different parties and may use credit enhancement techniques such as letters of credit, guarantees or preference rights. The value of an asset-backed security is affected by changes in the market’s perception of the asset backing the security and the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing any credit enhancement, as well as by the expiration or removal of any credit enhancement.

Nature of Investment in Subordinated Debt Instruments

The Fund may also make investments in subordinated debt which would be unsecured and rank behind the issuer’s secured indebtedness. While such subordinated debt investments may benefit from similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the investments and may benefit from cross-default provisions, some or all of such terms may not be part of particular investments. Moreover, the ability of the Fund to influence an issuer’s affairs, especially during periods of financial distress or following insolvency, is likely to be substantially less than that of senior creditors. For example, under typical subordination terms, secured creditors are able to block the acceleration of the debt or the exercise by debt holders of other rights or remedies they may have as creditors for a period of time. Accordingly, the Fund may not be able to take steps to protect its investments in a timely manner or at all. In addition, the unsecured debt in which the Fund may invest may not be protected by financial covenants or limitations upon additional indebtedness, could have limited liquidity and may not be rated by a credit rating agency. Further, upon any distribution to an issuer’s creditors in a bankruptcy, liquidation or reorganization or similar proceeding, the holders of such issuer’s senior and/or secured indebtedness (to the extent of the collateral securing such obligation) will be entitled to be paid in full before any payment may be made with respect to the Fund’s subordinated debt investments. In the event of a bankruptcy, liquidation or reorganization or similar proceeding relating to an issuer, the Fund would participate with all other holders of such issuer’s indebtedness in the assets remaining after the issuer has paid all of its senior and/or secured indebtedness (to the extent of the collateral securing such obligation). An issuer may not have sufficient funds to pay all of its creditors and the Fund may receive nothing, or less, ratably, than the holders of senior and/or secured indebtedness of such issuer or the holders of indebtedness that is not subordinated.

Risks Associated with Below Investment-Grade Investments

The Fund may invest in private and government debt financial instruments, which may be unrated or below investment grade. Securities that are rated below investment-grade are sometimes referred to as “high yield” or “junk.” It is likely that many of the debt instruments in which the Fund invests may be unrated, and whether or not rated, the debt instrument may have speculative characteristics. The issuers of such instruments may face significant ongoing uncertainties and exposure to adverse conditions that may undermine the issuer’s ability to make timely payment of interest and principal. Such instruments are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions.

In addition, the Fund may invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. Financial instruments that are below investment grade or unrated face ongoing uncertainties and exposure to adverse business, financial or economic conditions which could lead to the issuer’s inability to meet timely interest and principal payments. The market values of certain of these lower-rated and unrated debt financial instruments tend to reflect individual corporate developments to a greater extent than do higher-rated financial instruments, which react primarily to fluctuations in the general level of interest rates and tend to be more sensitive to economic conditions than higher-rated financial instruments. As a result (and as noted above), the market prices of such financial instruments can be subject to abrupt and erratic market movements and changes in liquidity and above-average price volatility, and the spread between the bid and asked prices of such financial instruments may be greater than those prevailing in other securities markets. Companies that issue such financial instruments are often highly leveraged and may not have available to them more traditional methods of financing. It is possible that a major economic recession could disrupt severely the market for such financial instruments and may have an adverse impact on the value of such financial instruments. In addition, it is possible that any such economic downturn could adversely affect the ability of the issuers of such financial instruments to repay principal and pay interest thereon and increase the incidence of default of such financial instruments. The potentially concentrated nature of the Fund’s investment program could magnify the effects of such risks.

Liquidity of Fixed Income Markets.

At times, certain sectors of the fixed income markets (such as the ABS and mortgage-backed securities markets) have in the past experienced significant falloffs in liquidity. While such events may sometimes be attributable to changes in interest rates or other factors, the cause is not always apparent. During such periods of market illiquidity, the Fund may not be able to sell assets in its portfolio or may only be able to do so at unfavorable prices. Such “liquidity risk” could adversely impact the value of the Fund’s portfolio, and may be difficult or impossible to hedge against.

Bank Loans.

The Fund’s investment program may include investments in bank loans and participations. These obligations are subject to unique risks, including: (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws; (ii) so-called lender-liability claims by the issuer of the obligations; (iii) environmental liabilities that may arise with respect to collateral securing the obligations; and (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations. In analyzing each bank loan or participation, the Adviser compares the relative significance of the risks against the expected benefits of the investment. Successful claims by third parties arising from these and other risks will be borne by the Fund.

As secondary market trading volumes increase, new loans are frequently adopting standardized documentation to facilitate loan trading, which may improve market liquidity. There can be no assurance, however, that future levels of supply and demand in loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because of the provision to holders of such loans of confidential information relating to the borrower, the unique and customized nature of the loan agreement, and the private syndication of the loan, loans are not as easily purchased or sold as a publicly traded security, and historically the trading volume in the loan market has been small relative to other markets.

Investing in Mezzanine Debt Securities Involves Particular Risks.

The Fund may invest in mezzanine debt. Mezzanine debt typically is junior to the obligations of an issuer to senior creditors, trade creditors and employees. The ability of the Fund to influence such issuer’s affairs, especially during periods of financial distress or following an insolvency, will be substantially less than that of senior creditors. Mezzanine debt instruments are often issued in connection with leveraged acquisitions or recapitalizations in which an issuer incurs a substantially higher amount of indebtedness than the level at which it previously had operated. Default rates for mezzanine debt instruments historically have been higher than for investment-grade instruments. In the event of the insolvency of an issuer or similar event, the Fund’s debt investment therein will be subject to fraudulent conveyance, subordination and preference laws.

Investing in Investment Grade Debt Securities Involves Particular Risks.

Certain credit investments in which the Fund intends to invest are may be rated investment-grade (or otherwise exhibit characteristics similar to investment-grade rated fixed income debt securities). The credit ratings on investment grade debt securities are intended to reflect (but will not necessarily reflect) relatively less credit and liquidity risk than non-investment grade securities such as high-yield debt securities or mezzanine debt securities. Risks of investment grade debt securities may include (among others): (i) marketplace volatility resulting from changes in prevailing interest rates; (ii) the absence, in many instances, of collateral security; (iii) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause the Fund to reinvest premature redemption proceeds in lower-yielding debt obligations; and (iv) the declining creditworthiness and the greater potential for insolvency of the issuer of such investment debt securities during periods of rising credit spreads or interest rates or economic downturn.

Special Situations and Stressed Investments Risk.

The Fund may invest in special situation investments. Although such investments may result in significant returns for the Fund, they are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain accurate information as to the financial condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring.

The Fund’s investments in stressed issuers may include issuers that the Adviser believes are reasonably likely to make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for a special situation investment. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in the special situation investment and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the special situation investment, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in special situation investments, the Fund’s ability to achieve current income for its Shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by special situation investments will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the special situation investments or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to special situation investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or even no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of special situation investments, the Fund may be restricted from disposing of such securities.

Risks Associated with Investments in Distressed Securities.

The Fund may invest in obligations of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, including companies involved in bankruptcy or other reorganization and liquidation proceedings. These obligations are likely to be particularly risky investments although they also may offer the potential for correspondingly high returns. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments may also be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court’s power to disallow, reduce, subordinate, recharacterize debt as equity or disenfranchise particular claims. Such companies’ obligations should be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. In addition, there is no minimum credit standard that is a prerequisite to the Fund’s investments in any financial instrument, and a significant portion of the obligations in which the Fund invests may be less than investment grade. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that value of the assets collateralizing the Fund’s investments will be sufficient or that prospects for a successful reorganization or similar action will become available. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than its original investment and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated from the Fund’s investments may not compensate the Shareholders adequately for the risks assumed. In addition, under certain circumstances, payments and distributions may be disgorged if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Fund of the security in respect to which such distribution was made.

In certain transactions, the Fund may not be “hedged” against market fluctuations or, in liquidation situations, may not accurately value the assets of the company being liquidated. This can result in losses, even if the proposed transaction is consummated.

Troubled companies and other asset-based investments also require active monitoring and may, at times, require participation in business strategy or reorganization proceedings by the Adviser. To the extent that the Adviser become involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. In addition, involvement by the Fund in an issuer’s reorganization proceedings could result in the imposition of restrictions limiting the Fund’s ability to liquidate its positions in the issuer.

Risks of Litigation.

Investing in distressed securities can be a contentious and adversarial process. Different investor groups may have qualitatively different, and frequently conflicting, interests. The Fund’s investment activities may include activities that are hostile in nature and will subject the Fund to the risks of becoming involved in litigation by third parties. This risk may be greater where the Fund exercises control or significant influence over a company’s direction. The expense of defending against claims against the Fund by third parties and paying any amounts pursuant to settlements or judgments would be borne by the Fund and would reduce net assets. The Adviser will be indemnified by the Fund in connection with such litigation, subject to certain conditions.

Risks Associated with Bankruptcy Cases.

Many of the events within a bankruptcy case are adversarial and often beyond the control of the creditors. While creditors generally are afforded an opportunity to object to significant actions, there can be no assurance that a bankruptcy court would not approve actions that may be contrary to the interests of the Fund. Furthermore, there are instances where creditors and equity holders lose their ranking and priority as such when they take over management and functional operating control of a debtor. In those cases where the Fund, by virtue of such action, are found to exercise “domination and control” of a debtor, the Fund may lose its priority if the debtor can demonstrate that its business was adversely impacted or other creditors and equity holders were harmed by the Fund.

Generally, the duration of a bankruptcy case can only be roughly estimated. Unless the Fund’s claim in such case is secured by assets having a value in excess of such claim, no interest will be permitted to accrue and, therefore, the Fund’s return on investment can be adversely affected by the passage of time during which the plan of reorganization of the debtor is being negotiated, approved by the creditors, and confirmed by the bankruptcy court. The risk of delay is particularly acute when a creditor holds unsecured debt or when the collateral value underlying secured debt does not equal the amount of the secured claim. Under most circumstances, unless the debtor is proved to be solvent, no interest or fees are permitted to accrue after the commencement of the debtor’s case, as a matter of U.S. bankruptcy law. Reorganizations outside of bankruptcy are also subject to unpredictable and potentially lengthy delays.

U.S. bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization for the purpose of voting on a plan of reorganization. Because the standard for classification is vague, there exists a significant risk that the Fund’s influence with respect to a class of securities can be lost by the inflation of the number and the amount of claims in, or other alteration of, the class.

The administrative costs in connection with a bankruptcy proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to creditors (other than out of assets or proceeds hereof, which are subject to valid and enforceable liens and other security interests) and equity holders. In addition, certain claims that have priority by law (for example, claims for taxes) may be quite high.

The Adviser, on behalf of the Fund, may seek representation on creditors’ committees, equity holders’ committees or other groups to ensure preservation or enhancement of the Fund’s position as a creditor or equity holder. A member of any such committee or group may owe certain obligations generally to all parties similarly situated that the committee represents. If the Adviser concludes that its obligations owed to the other parties as a committee or group member potentially conflict with its duties owed to the Fund, it may resign from that committee or group, and the Fund may not realize the benefits, if any, of participation on the committee or group. In addition and also as discussed above, if the Fund is represented on a committee or group, it may be restricted or prohibited under applicable law from disposing of its respective investments in such company while it continues to be represented on such committee or group.

The Fund may purchase creditor claims subsequent to the commencement of a bankruptcy case. Under judicial decisions, it is possible that such purchase may be disallowed by the bankruptcy court if the court determines that the purchaser has taken unfair advantage of an unsophisticated seller, which may result in the rescission of the transaction (presumably at the original purchase price) or forfeiture by the purchaser.

Fixed Income Securities and Loans

The Fund may invest in bonds or other fixed income financial instruments of U.S. and non-U.S. issuers, including bank debt, bonds, notes, debentures and commercial paper, as well as derivatives thereon. Fixed income financial instruments pay fixed, variable or floating rates of interest. The value of fixed income financial instruments in which the Fund invests will change in response to fluctuations in interest rates. In addition, the value of certain fixed-income financial instruments and bank loans can fluctuate in response to perceptions of creditworthiness, foreign exchange rates, political stability or soundness of economic policies. Fixed income financial instruments and bank loans are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

U.S. Government Debt Securities Risk.

U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government debt securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations are generally considered illiquid. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the United States and could impact the liquidity of the U.S. Government securities markets and ultimately the Fund.

Corporate Debt Securities.

Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Lower-grade bonds, whether rated or unrated, usually offer higher interest income, but also carry increased risk of default. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. In addition, they may carry other features, such as those described under “—Convertible Securities Risks,” or have special features such as the right of the holder to shorten or lengthen the maturity of a given debt instrument, rights to purchase additional securities, rights to elect from among two or more currencies in which to receive interest or principal payments, or provisions permitting the holder to participate in earnings of the issuer or to participate in the value of some specified commodity, financial index, or other measure of value.

Non-U.S. Investments

The Fund is expected to invest in portfolio companies that have operations or assets located outside of the U.S. Investing in non-U.S. assets or companies with operations or assets located outside the U.S. may involve greater risks than investing in U.S. financial instruments or companies that operate (or whose assets are located) solely within the U.S. In particular, the value of the Fund’s investments with non-U.S. exposure may be significantly affected by changes in currency exchange rates, which may be volatile. Although the Adviser may attempt to hedge against foreign currency exchange rate risks by utilizing spot and forward foreign exchange contracts, foreign currency options or other instruments, there can be no assurance that the Adviser will be able to do so successfully or cost-effectively, and the Adviser may decide not to hedge against such risks or to do so only incompletely. Additional risks include: (i) risks of economic dislocations in the host country; (ii) greater difficulty of enforcing legal rights in a foreign jurisdiction; (iii) exposure to fluctuations in interest rates payable with respect to the instruments in which the Fund invests; (iv) differences in conventions relating to documentation, settlement, corporate actions, stakeholder rights and other matters; (v) differences between the U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; (vi) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and differences in government supervision and regulation; (vii) certain economic and political risks, including potential exchange control regulations, potential restrictions on foreign investments and repatriation of capital and the risks associated with political, economic or social instability, diplomatic developments and the possibility of expropriation or confiscatory taxation; (viii) the possible imposition of non-U.S. taxes on income and gains recognized with respect to such financial instruments; (ix) the application of complex U.S. and non-U.S. tax rules to cross-border investments; (x) possible non-U.S. tax return filing requirements for the Fund; (xi) differing and potentially less well-developed or well-tested corporate laws regarding stakeholder rights, creditors’ rights (including the rights of secured parties), fiduciary duties and the protection of investors; (xii) political hostility to investments by foreign or private equity investors; and (xiii) less publicly available information. While the Adviser will take these factors into consideration in making investment decisions for the Fund and intends to manage the Fund in a manner to minimize exposure to the foregoing risks, there can be no assurance that the Adviser will be able to evaluate the risks accurately or that adverse developments with respect to such risks will not adversely affect the value or realization of investments that are held by the Fund in certain countries.

Investments in Emerging Markets.

Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. Countries in the emerging markets may have their own history of default on external debt when their economies experience a downturn. These risks of sovereign default could adversely affect the value of the Fund’s portfolio even in circumstances when the investment has not performed poorly. Further, emerging markets are generally heavily dependent upon international trade or the health of particular economies and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of certain emerging markets may be based predominantly on only a few industries and may be vulnerable to changes in trade conditions and may have higher levels of debt or inflation. In particular, certain commodities may occupy a prominent position in the economies of emerging markets and such economies are therefore sensitive to fluctuations in commodity prices. Further, emerging markets generally are not as efficient as those in developed countries. In some cases, a market for the security may not exist locally and transactions may need to be made on a non-local exchange. Volume and liquidity levels in emerging markets are lower than in developed countries. In addition, accounting, auditing and financial reporting standards, practices and disclosure requirements that prevail in emerging markets generally are not as high as standards in developed countries. Specifically, valuation of assets, depreciation, exchange differences, deferred taxation, contingent liabilities and consolidation may be treated differently from accounting standards in more developed countries and there is an increased risk of fraud or other deceptive practices. Further, the quality and reliability of official data published by the government or securities exchanges in emerging markets may not accurately reflect the actual circumstances being reported. The issuers of some non-U.S. securities, such as banks and other financial institutions, may be subject to less stringent regulations than would be the case for issuers in developed countries and, therefore, potentially carry greater risk. Consequently, less information is typically available concerning companies located in emerging markets. Accordingly, the Fund’s abilities to conduct effective due diligence in connection with its emerging market investments and to monitor such investments may be adversely affected by these factors. In addition, the Fund’s investment opportunities in certain emerging markets may be restricted by legal limits on foreign investment in local securities or restrictions on the ability to convert currency or to take currencies out of certain countries. Sometimes, emerging markets may lack or be in the relatively early development of legal structures governing private and foreign investments and private property, and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) and investors (e.g., the Fund) to bring actions against bad actors may be limited. As a result of these legal structures and limitations, the Fund faces the risk of being unable to enforce its rights with respect to its investments in emerging markets, which may cause losses to the Fund.

Due to the foregoing risks and complications, the costs associated with investments in emerging market securities generally are higher than for securities of issuers based in developed countries.

Bridge Financings.

From time to time, the Fund may invest in loans made to companies, single-purpose or limited-purpose entities or natural persons on a short-term, senior or subordinated basis or otherwise invest on an interim basis in portfolio companies in anticipation of a future issuance of equity or long-term debt securities or other financing or syndication. Such bridge loans would typically be convertible into or refinanced by a more permanent, long-term financing. However, for reasons not always in the Fund’s control, such long-term securities issuance or other financing or syndication may not occur and such bridge loans and interim investments may remain outstanding. In such event, economic provisions of such loans or the terms of such interim investments may not adequately reflect the risk associated with the position by the Fund.

Investing in Synthetic Securities Involves Particular Risks.

In addition to the credit risks associated with directly or indirectly holding senior bank loans and high-yield debt securities, with respect to synthetic securities, the Fund will usually have a contractual relationship only with the counterparty of such synthetic security, and not with the reference obligor of the reference obligation. The Fund generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference obligation nor will it have any rights of setoff against the reference obligor or rights with respect to the reference obligation. The Fund will not directly benefit from the collateral supporting the reference obligation and will not have the benefit of the remedies that would normally be available to a holder of such reference obligation. In addition, in the event of the insolvency of the counterparty, the Fund may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference obligation. Consequently, the Fund will be subject to the credit risk of the counterparty as well as that of the reference obligor. As a result, concentrations of synthetic securities in any one counterparty subject the Fund to an additional degree of risk with respect to defaults by such counterparty as well as by the reference obligor.

Derivative Instruments Generally.

The Fund may, directly or indirectly, use various derivative instruments, including for hedging and investment purposes. Use of derivative instruments presents various risks, which include the following:

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Tracking. When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the derivative instrument and the underlying investment sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to the risk of loss.

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Liquidity. Derivative instruments, especially when traded in large amounts, may not be liquid in all circumstances, so that in volatile markets the Fund may not be able to close out a position without incurring a loss. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Fund to the potential of greater losses.

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Leverage. Use of derivative instruments can result in large amounts of leverage, which could magnify the gains and losses experienced by the Fund and could cause the Fund’s NAV to be subject to wider fluctuations than would be the case if the Fund did not use the leverage feature in derivative instruments.

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Over-the-Counter Trading. Derivative instruments that may be purchased or sold by the Fund may include instruments not traded on an exchange. The risk of non-performance by the obligor on such an instrument may be greater and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange-traded instrument. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange-traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

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Counterparty and Credit Risk. If contracts for investment are entered into between the Fund and a market counterparty as principal (and not as agent), the Fund will be exposed to the risk that the market counterparty may, in an insolvency or similar event, be unable to meet its contractual obligations to the Fund.

Because certain of such transactions will involve instruments that are not traded on an exchange but are instead traded between counterparties based on contractual relationships, the Fund will be subject to the risk that a counterparty will not perform its obligations under the related contracts. Although the Fund intends to pursue its remedies under any such contracts, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. The Fund will also be subject to the risk that a decrease in the NAV of the Fund resulting from portfolio performance, distributions or both, could result in the Fund defaulting under such contracts and losses to the Fund.

Use of Swap Agreements.

The Fund may invest in equity, credit, credit default, contingent recovery, interest rate, index, total return, commodity and currency swap agreements as well as enter contracts for difference and swap-type agreements on derivatives and complex instruments. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specified assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency or in a “basket” of securities representing a particular index. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary securities transactions. Interest rate swaps, for example, do not typically involve the delivery of securities, other underlying assets or principal. Accordingly, the market risk of loss with respect to an interest rate swap is often limited to the amount of interest payments that the Fund is contractually obligated to make on a net basis.

Swap Execution Facilities. Swaps subject to central clearing must be traded on an exchange or swap execution facility, unless no exchange or swap execution facility “makes the swap available to trade.” These platforms require the Fund to subject itself to regulation by these venues and subject the Fund to the jurisdiction of the CFTC. While exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, they do not make swap transactions risk-free.

Margin Requirements for Non-Cleared Swaps. Rules issued by U.S., EU and other regulators globally (the “Margin Rules”) impose various margin requirements on all swaps that are not centrally cleared, including the establishment of minimum amounts of initial margin that must be posted. Although the Margin Rules are intended to increase the stability of the derivatives market, the overall amount of margin that the Fund will be required to post to swap counterparties may increase by a material amount, and as a result the Fund may not be able to deploy capital as effectively.

Use of Options.

The Fund may buy or sell (write) both call options and put options (either exchange-traded, over-the-counter or issued in private transactions), and when it writes options it may do so on a “covered” or an “uncovered” basis. A call option is “covered” when the writer owns securities of the class and amount of those as to which the call option applies. A put option is covered when the writer has an open short position in securities of the relevant class and amount. The Fund’s options transactions may be part of a hedging tactic (i.e., offsetting the risk involved in another securities position) or a form of leverage, in which the Fund has the right to benefit from price movements in many securities with a small commitment of capital. These activities involve risks that can be large, depending on the circumstances. In general, the principal risks involved in options trading can be described as follows, without taking into account other positions or transactions the Fund may enter into.

When the Fund sells (writes) an option, the risk can be substantially greater than when it buys an option. The seller of an uncovered call option bears the risk of an increase in the market price of the underlying security above the exercise price. Theoretically, the risk of loss is unlimited unless the option is “covered.” If it is covered, an increase in the market price of the security above the exercise price would cause the Fund to lose the opportunity for gain on the underlying security—assuming it bought the security for less than the exercise price. If the price of the underlying security were to drop below the exercise price, the premium received on the option (after transaction costs) would provide profit that would reduce or offset any loss the Fund might suffer as a result of owning the security.

The seller of an uncovered put option theoretically could lose an amount equal to the entire aggregate exercise price of the option, if the underlying security were to become valueless. If the option were covered with a short position in the underlying security, this risk would be limited, but a drop in the security’s price below the exercise price would cause the Fund to lose some or all of the opportunity for profit on the “covering” short position—assuming the Fund sold short for more than the exercise price. If the price of the underlying security were to increase above the exercise price, the premium on the option (after transaction costs) would provide profit that would reduce or offset any loss the Fund might suffer in closing out its short position.

Warrants.

The Fund may receive or purchase warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Futures Contracts.

The value of futures contracts depends upon the price of the underlying instrument. The prices of futures contracts are highly volatile, and price movements of futures contracts can be influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments and national and international political and economic events and policies. In addition, investments in futures contracts also are subject to the risk of the failure of any of the exchanges on which the Fund’s positions trade or of its clearinghouses or counterparties.

Futures positions are often illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day, no trades may be executed at prices beyond such daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Such daily limits could prevent the Fund from promptly liquidating unfavorable positions and subject the Fund to substantial losses or prevent it from entering into desired trades. In extraordinary circumstances, a futures exchange or the CFTC could suspend trading in a particular futures contract, or order liquidation or settlement of all open positions in such futures contract.

Forward Trading.

Forward contracts and options thereon, unlike futures contracts, generally are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. There is no limitation on daily price movements and speculative position limits are not applicable to forward trading (to the extent forward contracts are not traded on exchanges) and “cash” trading. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Fund due to unusually high trading volume, political intervention or other factors. The imposition of controls by government authorities might also limit such forward (and futures) trading to less than that which the Adviser would otherwise recommend, to the possible detriment of the Fund. Market illiquidity or disruption could result in major losses to the Fund.

Currency Exchange Exposure and Currency Hedging.

The Fund may invest a portion of its assets in the securities of non-U.S. issuers and other instruments denominated in non-U.S. currencies, the prices of which are determined with reference to currencies other than the U.S. dollar. The Fund, however, values its securities and other assets in U.S. dollars. The Fund may seek to hedge its non-U.S. currency exposure from time to time, but it may not always be practicable to do so. To the extent unhedged, the value of the Fund’s positions in non-U.S. investments will fluctuate with U.S. dollar exchange rates as well as the price changes of the investments in the various local markets and currencies. In such cases, an increase in the value of the U.S. dollar compared to the other currencies in which the Fund makes its investments will reduce the effect of any increases and magnify the effect of any decreases in the prices of the Fund’s securities in their local markets and may result in a loss to the Fund. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect on the Fund’s non-U.S. dollar investments.

Furthermore, the Fund may incur costs in connection with conversions between various currencies. Non-U.S. currency exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer.

The Fund conducts its currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market, or through entering into forward, futures or commodity options contracts to purchase or sell non-U.S. currencies. Most of the Fund’s currency exchange transactions occur at the time securities are purchased and are executed through the local broker or custodian acting for the Fund.

The Fund may seek to protect the value of some portion or all of its portfolio holdings against currency fluctuations by engaging in hedging transactions, but there can be no assurance that such hedging transactions will be effective. The Fund may enter into a number of different types of hedging transactions including, without limitation, forward contracts on currencies and entering into foreign currency borrowings. There can be no guarantee that instruments suitable for hedging currency or market shifts will be available at the time the Fund wishes to use them or will be able to be liquidated when the Fund wishes to do so. In addition, the Fund may choose not to enter into hedging transactions with respect to some or all of its positions.

Equity Risks.

The Fund invests in equity and equity derivative securities. The value of these securities generally will vary with the performance of the issuer and movements in the equity markets generally and for specific sectors. As a result, the Fund may suffer losses if it invests in equity securities of issuers whose performance falls below market expectations or if equity markets generally or specific sectors decline and the Fund has not hedged against such a decline. In its equity derivatives and private placements businesses, the Fund is exposed to risks that issuers will not fulfill their contractual obligations to the Fund, such as delivering marketable common stock upon conversions of convertible securities, registering restricted securities for public resale and maintaining listings on exchanges.

Convertible Securities.

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Generally, the amount of the premium decreases as the convertible security approaches maturity.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Short Selling.

Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the investor to profit from declines in securities prices. A short sale creates the risk of a theoretically unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost to the Fund of buying those securities to cover the short position. There can be no assurance that the security necessary to cover a short position will be available for purchase. Additionally, certain market participants could accumulate such securities in a “short squeeze,” which would reduce the available supply, and thus increase the cost, of such securities. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Without limiting the generality of the foregoing, even though the Fund secures a “good borrow” of the security sold short at the time of execution, the lending institution may recall the lent security at any time, thereby forcing the Fund to purchase the security at the then-prevailing market price, which may be higher than the price at which such security was originally sold short by the Fund. In addition, the Fund may be required to provide additional margin to its counterparties, including its prime brokers, on short notice if the price of a security underlying a short position suddenly rises. If the Fund is unable to deliver the additional margin required, the Fund may need to prematurely close out the short position at unattractive prices, thereby resulting in a substantial loss. Depending on the timing and magnitude of a price increase in respect of an open short position, the Fund may be required to liquidate long positions to meet margin requirements, thereby further increasing the losses (or decreasing the gains) of the Fund. Further, fees charged to the Fund for borrowing securities may be substantial, and will decrease any gains (or increase losses) associated with a short position.

While the Adviser intends to employ short selling principally as a hedging technique, such short sales may nonetheless be characterized as “naked,” meaning that the Fund does not own the security being sold short. The Adviser will have sole discretion in determining when, whether and in what manner to engage in short selling.

Other Investment Companies.

The Fund may invest in securities of other open- or closed-end investment companies (including ETFs and business development companies (“BDCs”)), subject to applicable regulatory limits, that invest primarily in securities the types of which the Fund may invest directly. The market value of the shares of other investment companies may differ from their NAV. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s advisory and other fees and expenses with respect to assets so invested. Shareholders will therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to other available investments.

The securities of other investment companies, including ETFs or BDCs, in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies, including ETFs or BDCs, that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

The Fund may invest in ETFs, which may involve substantial risks and may be subject to wide and sudden fluctuations in market value, with a resulting fluctuation in the amount of profits and losses. ETFs represent shares of ownership in either funds or unit investment trusts that hold portfolios of common stocks, bonds or other instruments, which are designed to generally correspond to the price and yield performance of an underlying index. A primary risk factor relating to ETFs is that the general level of stock or bond prices may decline, thus affecting the value of an equity or fixed income ETF, respectively. An ETF may also be adversely affected by the performance of the specific sector or group of industries on which it is based. Moreover, although index ETFs are designed to provide investment results that generally correspond to the price and yield performance of their underlying indices, ETFs may not be able to exactly replicate the performance of the indices because of various sources of tracking error, including their expenses and a number of other factors.

Licensing Requirements.

Certain federal and local banking and regulatory bodies or agencies may require the Fund, the Adviser and/or certain employees of the Adviser to obtain licenses or authorizations to engage in many types of lending activities. There can be no assurance that any such licenses or authorizations will be granted. Additionally, the Adviser may be compelled to structure certain potential investments in a manner that would not require such licenses and authorizations, although such transactions may be inefficient or otherwise disadvantageous for the issuer and/or any relevant borrower, including because of the risk that licensing authorities would not accept such structuring alternatives in lieu of obtaining a license. The inability of the Fund or the Adviser to obtain necessary licenses or authorizations, the structuring of an originated investment in an inefficient or otherwise disadvantageous manner, or changes in licensing regulations, could adversely affect the Fund’s ability to implement its investment program and achieve its intended results.

Fraud.

Of paramount concern in extending financing or investing in credit investments in the primary market is the possibility of material misrepresentation or omission on the part of the borrower. Such inaccuracy or incompleteness may adversely affect the valuation of the assets supporting credit investments or, in the case of secured financing, may adversely affect the ability of the Fund to perfect or effectuate a lien on underlying collateral securing the financing. The Fund and Adviser will rely upon the accuracy and completeness of representations made by borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness.

Risks of Default on Underlying Assets.

A default and any resulting loss on an underlying asset will reduce its fair value and, consequently, the fair value of the related investment and the Fund’s portfolio. A wide range of factors could adversely affect the ability of the issuer of an underlying asset to make interest or other payments on that asset. Any defaults and losses will have a negative impact on the fair value of the Fund’s investments and will reduce the cash flows that the Fund receives from its investments.

Credit Risk.

If a credit investment in the Fund’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor experiences a decline in its financial status the Fund’s income may be adversely impacted. Non-payment would result in a reduction of income and a reduction in the value of the applicable credit investment experiencing non-payment. With respect to investments in credit investments that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, there could be delays or limitations with respect to its ability to realize the benefits of any collateral securing a credit investment. To the extent that the credit rating assigned to a security is downgraded, the market price and liquidity of such security may be adversely affected. With respect to investments in credit investments that are unsecured, such unsecured debt effectively ranks subordinate to the issuer’s secured debt, and there can be no assurance that the issuer will have sufficient assets to repay its unsecured debt after it has repaid its secured debt. The Fund may experience a loss of some or all of its investment.

Prepayment Risk.

Loans are generally prepayable in whole or in part at any time at the option of the obligor at par plus accrued and unpaid interest thereon, and occasionally plus a prepayment premium. Prepayments on loans may be caused by a variety of factors which are often difficult to predict. Consequently, there exists a risk that loans purchased at a price greater than par may experience a capital loss as a result of such a prepayment. When credit market conditions become more attractive to obligors, the rate of prepayment of the Fund’s assets would be expected to increase as obligors refinance to take advantage of such improved conditions, which may negatively impact the Fund.

In general, “premium” securities (securities whose market values exceed their principal or par amounts) are adversely affected by faster than anticipated prepayments, and “discount” securities (securities whose principal or par amounts exceed their market values) are adversely affected by slower than anticipated prepayments. Since many mortgage-backed securities and ABS will be discount securities when interest rates are high and will be premium securities when interest rates are low, these mortgage-backed securities and ABS may be adversely affected by changes in prepayments in any interest rate environment. The adverse effects of prepayments may impact the Fund’s portfolio in two ways. First, particular investments may experience outright losses, as in the case of an interest-only security in an environment of faster actual or anticipated prepayments. Second, particular investments may underperform relative to hedges that the Adviser may have constructed for these investments, resulting in a loss to the Fund’s overall portfolio. In particular, prepayments (at par) may limit the potential upside of many mortgage-backed securities and ABS to their principal or par amounts, whereas their corresponding hedges often have the potential for unlimited loss.

Bankruptcy Risk.

The Fund may hold investments in obligors that are experiencing, or are expected to experience, severe financial difficulties, which may never be overcome and may lead to uncertain outcomes. The bankruptcy courts of the various jurisdictions in which any such obligor may file bankruptcy would have broad discretion to control the terms of a reorganization, and political factors may be of significant importance in high profile bankruptcies or bankruptcies in particular jurisdictions.

There are a number of significant risks inherent in the bankruptcy process. While creditors are generally given an opportunity to object to significant actions, there can be no assurance that a bankruptcy court, in the exercise of its broad powers, would not approve actions that would be contrary to the interests of the Fund. For example, in order to protect net operating losses of an obligor in bankruptcy, a bankruptcy court might take any number of actions, including prohibiting or limiting the transfer of claims held by certain classes of creditors. Such a prohibition could have a material adverse effect on the value of certain investments made by the Fund. For example, the Fund might be prohibited from liquidating investments which are declining in value.

In addition, under certain circumstances, a lender that has inappropriately exercised control of the management and policies of an obligor may have its claims subordinated or disallowed or may be found liable for damages suffered by parties as a result of such actions. In addition, under certain circumstances, payments to the Fund and distributions by the Fund to the Shareholders may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, a preferential payment or similar transaction under applicable bankruptcy or other insolvency laws. Furthermore, investments may be adversely affected by statutes related to, among other things, fraudulent conveyances, voidable preferences, lender liability or the bankruptcy court’s discretionary power to disallow, subordinate or disenfranchise particular claims or re-characterize investments made in the form of debt as equity contributions.

Generally, the duration of a bankruptcy case can only be roughly estimated. Unless the Fund’s claim in such case is secured by assets having a value in excess of such claim, no interest will be permitted to accrue and, therefore, the Fund’s return on investment can be adversely affected by the passage of time during which the plan of reorganization of the debtor is being negotiated, approved by the creditors, and confirmed by the bankruptcy court. The risk of delay is particularly acute when a creditor holds unsecured debt or when the collateral value underlying secured debt does not equal the amount of the secured claim. Under most circumstances, unless the debtor is proved to be solvent, no interest or fees are permitted to accrue after the commencement of the debtor’s case, as a matter of U.S. bankruptcy law. Reorganizations outside of bankruptcy are also subject to unpredictable and potentially lengthy delays.

U.S. bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a reorganization for the purpose of voting on a plan of reorganization. Because the standard for classification is vague, there exists a significant risk that the Fund’s influence with respect to a class of securities can be lost by the inflation of the number and the amount of claims in, or other alteration of, the class.

The administrative costs in connection with a bankruptcy proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to creditors (other than out of assets or proceeds hereof, which are subject to valid and enforceable liens and other security interests) and equity holders. In addition, certain claims that have priority by law (for example, claims for taxes) may be quite high.

The Adviser, on behalf of the Fund, may seek representation on creditors’ committees, equity holders’ committees or other groups to ensure preservation or enhancement of the Fund’s position as a creditor or equity holder. A member of any such committee or group may owe certain obligations generally to all parties similarly situated that the committee represents. If the Adviser concludes that its obligations owed to the other parties as a committee or group member potentially conflict with its duties owed to the Fund, it may resign from that committee or group, and the Fund may not realize the benefits, if any, of participation on the committee or group. In addition, if the Fund is represented on a committee or group, it may be restricted or prohibited under applicable law from disposing of its respective investments in such company while it continues to be represented on such committee or group.

The possibility of litigation among the participants to a reorganization is another consideration that makes any evaluation of the outcome of an investment uncertain. Such uncertainties may also be increased by legal or other factors that limit the ability of the Adviser to obtain reliable or timely information concerning material developments affecting an obligor or that may lengthen a reorganization or liquidation proceeding.

Lender Liability Considerations and Equitable Subordination.

There currently exist a number of judicial decisions in the United States that have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories (collectively termed “lender liability”). Generally, such lender liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in a creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund could be subject to allegations of lender liability.

In addition, under principles that in some cases form the basis for lender liability claims, if a lending institution (a) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may subordinate the claim of the offending lending institution to the claims of the disadvantaged creditor or creditors, which is referred to as “equitable subordination.” Because of the nature of certain of the Fund’s investments, the Fund could be subject to claims from creditors of an obligor that the Fund’s investments issued by such obligor that are held by the Fund should be equitably subordinated. The Fund’s investments may involve investments in which the Fund would not be the lead creditor. It is, accordingly, possible that lender liability or equitable subordination claims affecting the investments could arise without the direct involvement of the Fund.

Subordinated Securities.

Investments in subordinated mortgage-backed and ABS involve greater credit risk of default than the senior classes of the issue or series. Many of the default-related risks of whole loan mortgages will be magnified in subordinated securities. Default risks may be further pronounced in the case of mortgage-backed securities secured by, or evidencing an interest in, a relatively small or less diverse pool of underlying mortgage loans. Certain subordinated securities (“first loss securities”) absorb all losses from default before any other class of securities is at risk, particularly if such securities have been issued with little or no credit enhancement or equity. Such securities therefore possess some of the attributes typically associated with equity investments.

Recharacterization.

Under Title 11 of the Bankruptcy Code, a court may use its equitable powers to “recharacterize” the claim of a lender, i.e., notwithstanding the characterization by the lender and borrower of a loan advance as a “debt,” to find that the advance was in fact a contribution in exchange for equity. Typically, recharacterization occurs when an equity holder asserts a claim based on a loan made by the equity holder to the borrower at a time when the borrower was in such poor financial condition so that other lenders would not make such a loan. In effect, a court that recharacterizes a claim makes a determination that the original circumstance of the contribution warrants treating the holder’s advance not as debt but rather as equity. In determining whether recharacterization is warranted in any given circumstance, courts may look at the following factors: (i) the names given to the instruments (if any) evidencing the indebtedness; (ii) the presence or absence of a fixed maturity or scheduled payment; (iii) the presence or absence of a fixed rate of interest and interest payments; (iv) the source of repayments; (v) the adequacy or inadequacy of capital; (vi) the identity of interest between the creditor and the equity holders; (vii) the security (if any) for the advances; (viii) the borrower’s ability to obtain financing from outside lending institutions; (ix) the extent to which the advances were subordinated to the claims of outside creditors; (x) the extent to which the assets were used to acquire capital assets; and (xi) the presence or absence of a sinking fund to provide for repayment. These factors are reviewed under the circumstances of each case, and no one factor is controlling. The Fund may be subject to claims from creditors of an obligor that debt obligations of such obligor held by the Fund should be recharacterized.

Risks Associated with Foreclosure.

Certain investments held by the Fund may be secured by collateral. To the extent the Fund needs to foreclose on such credit investments the Fund may, directly or indirectly, own such collateral and may be subject to the risks incident to the ownership and operation of such assets. In addition, the Fund may, directly or indirectly, incur the burdens of ownership. There is no assurance that there will be a ready market for resale of such assets or that such collateral will be sufficient to satisfy such defaulted loan obligation.

Real Estate Investment-Related Risks.

The Fund may invest in securities or instruments issued by REITs or other real estate-related issuers, which generally will be subject to the risks incident to the ownership and operation of commercial real estate and/or risks incident to the making of nonrecourse mortgage loans secured by real estate, including (i) risks associated with both the domestic and international general economic climate; (ii) local real estate conditions; (iii) risks due to dependence on cash flow; (iv) risks and operating problems arising out of the absence of certain construction materials; (v) changes in supply of, or demand for, competing properties in an area (as a result, for instance, of over-building); (vi) the financial condition of tenants, buyers and sellers of properties; (vii) changes in availability of debt financing; (viii) energy and supply shortages; (ix) changes in the tax, real estate, environmental and zoning laws and regulations; (x) various uninsured or uninsurable risks; (xi) natural disasters; and (xii) the ability of the Fund or third-party borrowers to manage the real properties. With respect to investments in real estate related equity or debt securities, the Fund will in large part be dependent on the ability of third parties to successfully operate the underlying real estate assets. There is no assurance that there will be a ready market for resale of investments because investments in real estate generally are not liquid.

Banking Relationships.

The Adviser and the Fund will hold cash and other assets in accounts with one or more banks, custodians or depository or credit institutions (collectively, “Banking Institutions”), which may include both U.S. and non-U.S. Banking Institutions from time to time. The Fund may also enter into financing arrangements and have other relationships with Banking Institutions. The distress, impairment, or failure of, or a lack of investor or customer confidence in, any of such Banking Institutions may limit the ability of each of the Adviser and the Fund to access, transfer or otherwise deal with its assets, utilize established financing resources, or rely upon any of such other relationships, in a timely manner or at all, and may result in other market volatility and disruption, including by affecting other Banking Institutions. All of the foregoing could have a negative impact on the Fund. For example, in such a scenario, the Fund could be forced to delay or forgo an investment or a distribution, including in connection with a redemption, withdrawal or distribution, or generate cash to fund such investment or distribution from other sources (including by disposing of other investments or making other borrowings) in a manner that it would not have otherwise considered desirable. Furthermore, in the event of the failure of a Banking Institution, access to a depository account with that institution could be restricted and U.S. Federal Deposit Insurance Corporation (“FDIC”) protection may not be available for balances in excess of amounts insured by the FDIC (and similar considerations may apply to Banking Institutions in other jurisdictions not subject to FDIC protection). In such a case, the Adviser, the Fund, as applicable, may not recover all or a portion of such excess uninsured amounts and could instead have an unsecured or other type of impaired claim against the Banking Institution (alongside other unsecured or impaired creditors). The Adviser does not expect to be in a position to reliably identify in advance all potential solvency or stress concerns with respect to its, the Fund’s banking relationships, and there can be no assurance that the Adviser or the Fund will be able to easily establish alternative relationships with and transfer assets to other Banking Institutions in the event a Banking Institution comes under stress or fails.

Limited Diversification and Focused Portfolio Risk.

The Adviser may concentrate the Fund’s investments in particular instruments, companies, sectors, countries and regions. Losses incurred in the portfolio’s more concentrated positions could have a materially adverse effect on the Fund’s overall financial condition. In addition, if the price of any of the Fund’s investments decreases, and the Adviser is unable for any reason to liquidate the position quickly or at a relatively advantageous price, the effect of such decrease on the Fund’s portfolio would be greater if the Fund had concentrated its assets in such a position. Such effects could have the result of decreasing the Fund’s returns.

Some concentration with respect to particular obligors, regions and sectors is expected to exist in the Fund’s investment portfolio, and such concentration could, at any one time, be significant. In addition, because redemptions and repayments of assets will occur, a concentration in any one obligor, region or sector may occur or increase over time. Any such concentration can be expected to subject the Fund to a greater degree of risk with respect to the impact of a default by such obligor, or a greater degree of risk related to adverse business conditions in such region or sector.

The Fund and the Fund’s investments are subject to interest rate risk.

Since the Fund may incur leverage (including through preferred shares and/or debt securities) to make investments, the Fund’s net investment income depends, in part, upon the difference between the rate at which the Fund borrows funds and the rate at which the Fund invests those funds.

Interest rates may increase or decrease due to governmental actions, among other factors. In a rising interest rate environment, any additional leverage that the Fund incurs may bear a higher interest rate than the Fund’s current leverage. There may not, however, be a corresponding increase in the Fund’s investment income. Any reduction in the level of rate of return on new investments relative to the rate of return on the Fund’s current investments, and any reduction in the rate of return on the Fund’s current investments, could adversely impact the Fund’s net investment income, reducing the Fund’s ability to service the interest obligations on, and to repay the principal of, the Fund’s indebtedness, as well as the Fund’s capacity to pay distributions to the Fund’s Shareholders.

The fair value of certain of the Fund’s investments, particularly debt or preferred equity investments with a fixed coupon or dividend rate, may be significantly affected by changes in interest rates. In general, rising interest rates will negatively affect the price of a fixed rate instrument and falling interest rates will have a positive effect on the price of a fixed rate instrument. In the event of a significantly rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the cash flows from investments held in the Fund and/or such investments’ fair value.

Although senior secured loans are generally floating rate instruments, the Fund’s investments in senior secured loans (directly or indirectly) are sensitive to interest rate levels and volatility. Furthermore, in the event of a significantly rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the Fund’s cash flow, fair value of the Fund’s assets and operating results. In the event that the Fund’s interest expense were to increase relative to income, or sufficient financing became unavailable, the Fund’s return on investments and cash available for distribution to Shareholders or to make other payments on the Fund’s securities would be reduced. In addition, future investments in different types of instruments may carry a greater exposure to interest rate risk.

SOFR Risk. Since the discontinuation of London Interbank Offered Rate (“LIBOR”), CLOs (and the collateral they hold) have generally issued debt based on Term SOFR. SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level data collected from various sources. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). Term SOFR is a forward-looking term rate determined with reference to certain SOFR derivatives. Changes in the levels of Term SOFR will affect the amount of interest payable on the CLO debt securities, the distributions on the CLO equity and the trading price of the CLO securities.

Both SOFR and Term SOFR are fundamentally different from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR or related derivatives markets, like Term SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR or such SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates like Term SOFR, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR or Term SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Risks of Replacement Rates. If the applicable rate of interest on any CLO security is calculated with reference to a tenor which is discontinued, such rate of interest will then be determined by the provisions of the affected CLO security, which may include determination by the relevant calculation agent in its discretion. The administrator of a reference rate will not have any involvement in the affected CLOs or loans and may take any actions in respect of such rate without regard to the effect of such actions on the CLOs or loans.

Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace the reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S.

federal income tax purposes. The IRS has issued regulations regarding the tax consequences of the transition from an interbank offered rate (“IBOR”) (such as LIBOR) to a new reference rate in debt instruments and non-debt contracts. Under the regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. The IRS may provide additional guidance, with potential retroactive effect.

Interest Rate Environment. The senior secured loans in which the Fund may invest (or the loans comprising the collateral of certain vehicles in which the Fund invests) typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the instruments in which the Fund invests. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. See “— Risks Related to the Fund’s Investments — Prepayment Risk.” Further, a general rise in interest rates will increase the financing costs of certain investments.

For detailed discussions of the risks associated with a rising interest rate environment, see “— Risks Related to the Fund’s Investments — Risks Associated with Below Investment-Grade Investments.”

The Fund may leverage the Fund’s portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in the Fund.

The Fund may incur leverage, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of Derivative Transactions, preferred shares, debt securities and other structures and instruments, in significant amounts and on terms that the Adviser and the Board of Trustees deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of the Fund’s investments, to pay fees and expenses and for other purposes. Such leverage may be secured and/or unsecured. Any such leverage does not include leverage embedded or inherent in the structures in which the Fund invests or in derivative instruments in which the Fund may invest. Accordingly, there is a layering of leverage in the Fund’s overall structure.

The more leverage the Fund employs, the more likely a substantial change will occur in the Fund’s NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. For instance, any decrease in the Fund’s income would cause net income to decline more sharply than it would have had the Fund not borrowed. Such a decline could also negatively affect the Fund’s ability to make distributions and other payments to the Fund’s securityholders. Leverage is generally considered a speculative investment technique. The Fund’s ability to service any debt that the Fund incurs will depend largely on the Fund’s financial performance and will be subject to prevailing economic conditions and competitive pressures. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if the Fund’s investments were not leveraged.

As a registered closed-end management investment company, the Fund is required to meet certain asset coverage requirements, as defined under the 1940 Act, with respect to any senior securities. With respect to senior securities representing indebtedness (i.e., borrowings or deemed borrowings), other than temporary borrowings as defined under the 1940 Act, the Fund is required to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness. With respect to senior securities that are equity (i.e., preferred shares), the Fund is required to have an asset coverage of at least 200%, as measured at the time of the issuance of any such preferred shares and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding preferred shares. If legislation were passed that modifies this section of the 1940 Act and increases the amount of senior securities that the Fund may incur, the Fund may increase its leverage to the extent then permitted by the 1940 Act and the risks associated with an investment in the Fund may increase.

If the Fund’s asset coverage declines below 300% (or 200%, as applicable), the Fund would not be able to incur additional debt or issue preferred shares, and could be required by law to sell a portion of the Fund’s investments to repay some debt or redeem preferred shares when it is disadvantageous to do so, which could have a material adverse effect on the Fund’s operations, and the Fund may not be able to make certain distributions or pay dividends of an amount necessary to continue to be subject to tax as a RIC. The amount of leverage that the Fund employs will depend on the Adviser’s and the Board of Trustees’ assessment of market and other factors at the time of any proposed borrowing. The Fund cannot assure you that the Fund will be able to obtain credit at all or on terms acceptable to us. To the extent that the Fund issues indebtedness or preferred shares of beneficial interest in the future (i.e., senior securities), the Fund’s common shareholders would be subordinated to the rights of such senior security holders. In particular, dividends, distributions and other payments to common shareholders would be subject to prior payments due to such senior security holders. In addition, the 1940 Act provides preferred shareholders and, in certain cases, debt holders, with voting rights that are equal or superior to the voting rights of the Fund’s common shareholders.

In addition, any debt facility into which the Fund may enter would likely impose financial and operating covenants that restrict the Fund’s business activities, including limitations that could hinder the Fund’s ability to finance additional loans and investments or to make the distributions required to maintain the Fund’s ability to be subject to tax as a RIC under Subchapter M of the Code.

The Fund is subject to risks associated with loan assignments and participations.

The Fund may acquire interests in loans either directly (by way of assignment (“Assignment”)) or indirectly (by way of participation) or through the acquisition of synthetic securities or interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. The purchaser by an Assignment of a loan obligation typically succeeds to all the rights and obligations of the selling institution and becomes a lender under the loan or credit agreement with respect to the debt obligation. In contrast, participations (“Participations”) acquired by the Fund in a portion of a debt obligation held by a selling institution (the “Selling Institution”) typically result in a contractual relationship only with such Selling Institution, not with the obligor. The Fund would have the right to receive payments of principal, interest and any fees to which it is entitled under the Participation only from the Selling Institution and only upon receipt by the Selling Institution of such payments from the obligor. In purchasing a Participation, the Fund generally will have no right to enforce compliance by the obligor with the terms of the loan or credit agreement or other instrument evidencing such debt obligation, nor any rights of setoff against the obligor, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the Participation. As a result, the Fund would assume the credit risk of both the obligor and the Selling Institution. In the event of the insolvency of the Selling Institution, the Fund will be treated as a general creditor of the Selling Institution in respect of the Participation and may not benefit from any setoff between the Selling Institution and the obligor.

The holder of a Participation in a debt obligation may not have the right to vote to waive enforcement of any default by an obligor. Selling Institutions commonly reserve the right to administer the debt obligations sold by them as they see fit and to amend the documentation evidencing such debt obligations in all respects. However, most participation agreements with respect to bank loans provide that the Selling Institution may not vote in favor of any amendment, modification or waiver that (1) forgives principal, interest or fees, (2) reduces principal, interest or fees that are payable, (3) postpones any payment of principal (whether a scheduled payment or a mandatory prepayment), interest or fees or (4) releases any material guarantee or security without the consent of the participant (at least to the extent the participant would be affected by any such amendment, modification or waiver).

A Selling Institution voting in connection with a potential waiver of a default by an obligor may have interests different from the Fund’s, and the Selling Institution might not consider the Fund’s interests in connection with its vote. In addition, many participation agreements with respect to bank loans that provide voting rights to the participant further provide that, if the participant does not vote in favor of amendments, modifications or waivers, the Selling Institution may repurchase such Participation at par. An investment by the Fund in a synthetic security related to a loan involves many of the same considerations relevant to Participations.

Purchasers of loans are predominately commercial banks, investment funds and investment banks. As secondary market trading volumes increase, new loans frequently contain standardized documentation to facilitate loan trading that may improve market liquidity. There can be no assurance, however, that future levels of supply and demand in loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because holders of such loans are offered confidential information relating to the borrower, the unique and customized nature of the loan agreement, and the private syndication of the loan, loans are not purchased or sold as easily as publicly traded securities are purchased or sold.

The lack of liquidity in the Fund’s investments may adversely affect the Fund’s business.

High-yield investments, including many of the securities in which the Fund expects to invest, will have limited liquidity. Prices of high-yield investments have at times experienced significant and rapid decline when a substantial number of holders (or a few holders of a significantly large “block” of the securities) decided to sell. In addition, the Fund (or the investments in which the Fund holds) may have difficulty disposing of certain high-yield investments because there may be a thin trading market for such securities. To the extent that a secondary trading market for non-investment grade high-yield investments does exist, it would not be as liquid as the secondary market for highly rated investments. Reduced secondary market liquidity would have an adverse impact on the fair value of the securities and on the Fund’s direct or indirect ability to dispose of particular securities in response to a specific economic event such as deterioration in the creditworthiness of the issuer of such securities.

As secondary market trading volumes increase, new loans frequently contain standardized documentation to facilitate loan trading that may improve market liquidity. There can be no assurance, however, that future levels of supply and demand in loan trading will provide an adequate degree of liquidity or that the current level of liquidity will continue. Because holders of such loans are offered confidential information relating to the borrower, the unique and customized nature of the loan agreement, and the private syndication of the loan, loans are not purchased or sold as easily as publicly traded securities are purchased or sold. Although a secondary market may exist, risks similar to those described above in connection with an investment in high-yield debt investments are also applicable to investments in lower rated loans.

Certain of the securities in which the Fund intends to invest are subject to certain transfer restrictions that impose certain financial and other eligibility requirements on prospective transferees. Other investments that the Fund may purchase in privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Fund’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Fund from making sales to mitigate losses on such investments.

The Fund may be exposed to counterparty risk.

The Fund may be exposed to counterparty risk, which could make it difficult for the Fund or the funds and other investment vehicles in which the Fund invests to collect on the obligations represented by investments and result in significant losses.

The Fund may hold investments (including synthetic securities) that would expose the Fund to the credit risk of the Fund’s counterparties or the counterparties of the issuers in which it invests. In the event of a bankruptcy or insolvency of such a counterparty, the Fund or an issuer in which such an investment is held could suffer significant losses, including the loss of that part of the Fund’s or the issuer’s portfolio financed through such a transaction, declines in the value of the Fund’s investment, including declines that may occur during an applicable stay period, the inability to realize any gains on the Fund’s investment during such period and fees and expenses incurred in enforcing the Fund’s rights. If the issuer enters into or owns synthetic securities, the issuer may fall within the definition of “commodity pool” under CFTC rules, and the manager of the issuer may be required to register as a commodity pool operator with the CFTC, which could increase costs for the issuer and reduce amounts available to pay interest or principal on the Fund’s investment.

In addition, with respect to certain swaps and synthetic securities, neither an issuer nor the Fund usually has a contractual relationship with the entities, referred to as “Reference Entities” whose payment obligations are the subject of the relevant swap agreement or security. Therefore, neither the issuers nor the Fund generally has a right to directly enforce compliance by the Reference Entity with the terms of this kind of underlying obligation, any rights of set-off against the Reference Entity or any voting rights with respect to the underlying obligation. Neither the issuers nor the Fund will directly benefit from the collateral supporting the underlying obligation and will not have the benefit of the remedies that would normally be available to a holder of such underlying obligation.

Furthermore, the Fund may invest in unsecured notes which are linked to loans or other assets held by a bank or other financial institution on its balance sheet (so called “credit-linked notes”). Although the credit-linked notes are tied to the underlying performance of the assets held by the bank, such credit-linked notes are not secured by such assets, and the Fund has no direct or indirect ownership of the underlying assets. Thus, as a holder of such credit-linked notes, the Fund would be subject to counterparty risk of the bank which issues the credit-linked notes (in addition to the risk associated with the assets themselves). To the extent the relevant bank experiences an insolvency event or goes into receivership, the Fund may not receive payments on the credit-linked notes, or such payments may be delayed.

The Fund is subject to risks associated with defaults on an underlying asset held by the issuers in which the Fund invests.

A default and any resulting loss on an underlying asset held by an issuer in which the Fund invests may reduce the fair value of the Fund’s corresponding investment. A wide range of factors could adversely affect the ability of the borrower of an underlying asset to make interest or other payments on that asset. To the extent that actual defaults and losses on the collateral of an investment exceed the level of defaults and losses factored into its purchase price, the value of the anticipated return from the investment will be reduced. The more deeply subordinated the tranche of securities in which the Fund invests, the greater the risk of loss upon a default.

In addition, the collateral of the Fund’s portfolio companies may require workout negotiations or restructuring in the event of a default or liquidation. Any such workout or restructuring is likely to lead to a substantial reduction in the interest rate of such asset and/or a substantial write-down or write-off of all or a portion the principal of such asset. Any such reduction in interest rates or principal could negatively affect the fair value of the Fund’s portfolio.

Payment-In-Kind and Original Issue Discount.

To the extent that the Fund invests in OID instruments, including PIK loans and zero coupon bonds, investors will be exposed to the risks associated with the inclusion of such non-cash income in taxable and accounting income prior to receipt of cash, including the following risks:

•	the interest payments deferred on a PIK loan are subject to the risk that the borrower may default when the deferred payments are due in cash at the maturity of the loan;

•	the interest rates on PIK loans are higher to reflect the time-value of money on deferred interest payments and the higher credit risk of borrowers who may need to defer interest payments;

•	market prices of OID instruments are more volatile because they are affected to a greater extent by interest rate changes than instruments that pay interest periodically in cash;

•	PIK instruments may have unreliable valuations because the accruals require judgments about ultimate collectability of the deferred payments and the value of the associated collateral; and

•

for U.S. federal income tax purposes, the Fund may be required to make distributions of OID income without receiving any cash and such distributions may have to be paid from offering proceeds or the sale of assets without investors being given any notice of this fact.

Investors will bear indirectly the fees and expenses of the CLO equity securities in which the Fund invests.

Investors will bear indirectly the fees and expenses (including management fees and other operating expenses) of the CLO equity securities in which the Fund invests. CLO collateral manager fees are charged on the total assets of a CLO but are assumed to be paid from the residual cash flows after interest payments to the CLO senior debt tranches. Therefore, these CLO collateral manager fees (which generally range from 0.35% to 0.50% of a CLO’s total assets) are effectively much higher when allocated only to the CLO equity tranche. The calculation does not include any other operating expense ratios of the CLOs, as these amounts are not routinely reported to shareholders on a basis consistent with this methodology; however, it is estimated that additional operating expenses of 0.30% to 0.70% could be incurred. In addition, CLO collateral managers may earn fees based on a percentage of the CLO’s equity cash flows after the CLO equity has earned a cash-on-cash return of its capital and achieved a specified “hurdle” rate.

Any unrealized losses the Fund experiences on the Fund’s portfolio may be an indication of future realized losses, which could reduce the Fund’s income available for distribution or to make payments on the Fund’s other obligations.

As a registered closed-end management investment company, the Fund is required to carry the Fund’s investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by the Adviser. Decreases in the market values or fair values of the Fund’s investments are recorded as unrealized depreciation. Any unrealized losses in the Fund’s portfolio could be an indication of an issuer’s inability to meet its repayment obligations to the Fund with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of the Fund’s income available for distribution or to make payments on the Fund’s other obligations in future periods.

If the Fund’s distributions exceed the Fund’s taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the Fund’s Shareholders. A return of capital distribution will generally not be taxable to the Fund’s Shareholders. However, a return of capital distribution will reduce a Shareholder’s cost basis in the Shares on which the distribution was received, thereby potentially resulting in a higher reported capital gain or lower reported capital loss when those Shares are sold or otherwise disposed of.

A portion of the Fund’s income and fees may not be qualifying income for purposes of the income source requirement.

Some of the income and fees that the Fund may recognize will not satisfy the qualifying income requirement applicable to RICs. In order to ensure that such income and fees do not disqualify the Fund as a RIC for a failure to satisfy such requirement, the Fund may need to recognize such income and fees indirectly through one or more entities classified as corporations for U.S. federal income tax purposes. Such corporations will be subject to U.S. corporate income tax on their earnings, which ultimately will reduce the Fund’s return on such income and fees.

The Fund’s turnover rate may result in additional costs.

The Fund will not be restricted in effecting transactions by any limitation with regard to its portfolio turnover rate. Higher turnover may result in higher transaction costs such as brokerage commissions, markups, fees and other transaction-related costs.

Risks Relating to an Investment in the Fund’s Securities

The Fund and the Adviser could be the target of litigation.

The Fund or the Adviser could become the target of securities class action litigation or other similar claims. The outcome of any such proceedings could materially adversely affect the Fund’s business, financial condition, and/or operating results and could continue without resolution for long periods of time. Any litigation or other similar claims could consume substantial amounts of the Fund’s management’s time and attention, and that time and attention and the devotion of associated resources could, at times, be disproportionate to the amounts at stake. Litigation and other claims are subject to inherent uncertainties, and a material adverse impact on the Fund’s financial statements could occur for the period in which the effect of an unfavorable final outcome in litigation or other similar claims becomes probable and reasonably estimable. In addition, the Fund could incur expenses associated with defending the Fund against litigation and other similar claims, and these expenses could be material to the Fund’s earnings in future periods.

The Fund’s Distribution Policy may result in all or a portion of a distribution consisting of a return of capital.

The Fund’s distribution policy is expected to result in distributions that equal a certain percentage of the Fund’s current net asset value per share as discussed in “Distributions.” However, this distribution policy is subject to change. If the Fund’s investments do not generate sufficient income, the Fund may liquidate a portion of its portfolio to fund these distributions. Accordingly, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their Shares and potentially increase the taxable gain, if any, upon disposition of their Shares.

Legislative or regulatory tax changes could adversely affect the Fund, Shareholders, and the Fund’s investments.

At any time, the federal income tax laws governing RICs or the administrative interpretations of those laws or regulations may be amended. Any new laws, regulations or interpretations may take effect retroactively and could adversely affect the Fund’s ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to the Fund, its Shareholders or the Fund’s investments. Therefore, changes in tax laws, regulations or administrative interpretations or any amendments thereto could diminish the value of an investment in the Fund’s Shares or the value or the resale potential of the Fund’s investments. You are urged to consult with your tax advisor with respect to the impact of any such legislation or other regulatory or administrative developments and proposals and their potential effect on your investment in us.

The Fund’s preferred shares (if any) and debt securities (if any) may cause the NAV of the Fund’s Shares to be more volatile.

To the extent that the Fund issues preferred shares or debt securities, such preferred shares or debt securities may cause the NAV of the Fund’s Shares to become more volatile. If the dividend rate on the Fund’s outstanding preferred shares or interest rate payable on indebtedness were to approach the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the common shareholders would be reduced. If the dividend rate on the preferred shares or interest rate payable on indebtedness were to exceed the net rate of return on the Fund’s portfolio, the leverage would result in a lower rate of return to the Shareholders than if the Fund had not issued preferred shares. Any decline in the NAV of the Fund’s investments would be borne entirely by

Shareholders. Therefore, if the market value of the Fund’s portfolio were to decline, the leverage would result in a greater decrease in NAV to Shareholders than if the Fund was not leveraged through the issuance of preferred shares and debt securities. The Fund might be in danger of failing to maintain the required asset coverage of the preferred shares or indebtedness or of losing the Fund’s ratings, if any, on the preferred shares or indebtedness or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on the preferred shares or interest rate payable on indebtedness. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred shares or debt. In addition, the Fund would pay (and Shareholders would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares or indebtedness, including higher advisory fees if the Fund’s total return exceeds the dividend rate on the preferred shares.

Risks Relating to The Fund’s Business and Structure

The Fund’s investment portfolio is recorded at fair value in accordance with the 1940 Act. As a result, there will be uncertainty as to the value of the Fund’s portfolio investments.

Under the 1940 Act, the Fund is required to carry the Fund’s portfolio investments at market value or, if there is no readily available market value, at fair value as determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Board of Trustees, in accordance with Rule 2a-5 under the 1940 Act. Typically, there is no public market for a portion of the Fund’s investments. The Fund expects a majority of the Fund’s investments to be categorized as Level 2 and Level 3 assets. The Fund values these securities based on relevant information compiled by the Adviser and third-party pricing services (when available), and with the oversight of the Board of Trustees.

The determination of fair value and, consequently, the amount of unrealized gains and losses in the Fund’s portfolio, are to a certain degree subjective and dependent on a valuation process approved and overseen by the Board of Trustees. Certain factors that may be considered in determining the fair value of the Fund’s investments include non-binding indicative bids and the number of trades (and the size and timing of each trade) in an investment. Valuation of certain investments is also based, in part, upon third-party valuation models which take into account various market inputs. Investors should be aware that the models, information and/or underlying assumptions utilized by the Adviser or such models will not always correctly capture the fair value of an asset. Because such valuations, and particularly valuations of securities that are not publicly traded like those the Fund holds, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The Adviser’s determinations of fair value may differ materially from the values that would have been used if an active public market for these securities existed. The Adviser’s determinations of the fair value of the Fund’s investments have a material impact on the Fund’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Fund’s NAV on a given date to understate or overstate, possibly materially, the value that the Fund may ultimately realize on one or more of the Fund’s investments.

The Fund’s financial condition and results of operations depend on the Adviser’s ability to effectively manage and deploy capital.

The Fund’s ability to achieve the Fund’s investment objectives depends on the Adviser’s ability to effectively manage and deploy capital, which depends, in turn, on the Adviser’s ability to identify, evaluate and monitor, and the Fund’s ability to acquire, investments that meet the Fund’s investment criteria.

Accomplishing the Fund’s investment objectives on a cost-effective basis is largely a function of the Adviser’s handling of the investment process, its ability to provide competent, attentive and efficient services and the Fund’s access to investments offering acceptable terms, either in the primary or secondary markets. Even if the Fund is able to grow and build upon the Fund’s investment operations, any failure to manage the Fund’s growth effectively could have a material adverse effect on the Fund’s business, financial condition, results of operations and prospects. The results of the Fund’s operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if the Fund cannot successfully operate the Fund’s business or implement the Fund’s investment policies and strategies as described in this prospectus, it could adversely impact the Fund’s ability to pay dividends or make distributions. In addition, because the trading methods employed by the Adviser on the Fund’s behalf are proprietary, Shareholders will not be able to determine details of such methods or whether they are being followed.

The Fund has no prior operating history as a closed-end investment company.

The Fund is a non-diversified, closed-end management investment company with no prior operating history. As a result, the Fund does not have significant financial information on which you can evaluate an investment in the Fund or the Fund’s prior performance. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve the Fund’s investment objectives, achieve its desired portfolio composition, or raise sufficient capital and that the value of your investment could decline substantially or become worthless. The Fund currently anticipates investing proceeds from the sale of its Shares within three to six months of the receipt of such proceeds, depending on the availability of appropriate investment opportunities consistent with the Fund’s investment objectives and market conditions. During this period, the Fund will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less. The Fund expects will have returns substantially lower than the returns that the Fund anticipates earning from the Fund’s targeted investments.

Reliance on Certain Management Personnel

The success of the Fund will depend, in large part, upon the skill and expertise of the management of the Adviser. There is no assurance that the principals, investment professionals or certain other members of the management of the Adviser will continue to be employed by the Adviser for any period. In the event of the death, disability or departure of any such individuals, the business and the performance of the Fund may be adversely affected. If the Fund was to incur substantial losses the revenues of the Adviser may decline substantially. Such losses and/or withdrawals and resulting declining revenues may impair the Adviser’s ability to provide the same level of service to the Fund as it has in the past and continue operations. The loss of the services of the Adviser could have a material adverse effect on the Fund.

Further, the success of the Fund will depend, in large part, on the Adviser’s ability to identify and willingness to provide acceptable compensation to attract, retain and motivate talented investment professionals and other employees. There can be no assurance that the Adviser’s investment professionals will continue to be associated with the Adviser throughout the life of the Fund, and the failure to attract or retain such investment professionals could have a material adverse effect on the Fund. Competition in the financial services industry for qualified employees is intense and there is no guarantee that, if lost, the talents of the Adviser’s investment professionals could be replaced.

If the Fund is unable to raise sufficient capital, a Shareholder’s investment will be impacted and it may lead to higher fees.

The offering is being made on a “best efforts” basis, meaning that the Distributor is only required to use its best efforts to distribute Shares and has no firm commitment or obligation to purchase any Shares in the offering. As a result, the amount of proceeds the Fund raises in the offering may be substantially less than the amount the Fund would need to create its desired portfolio of investments, and it may not achieve the economies of scale necessary to operate in a cost effective manner. If the Fund is unable to raise substantial funds, the Fund will make fewer investments resulting in less diversification in terms of the type, number and size of investments that it makes. As a result, the value of a shareholder’s investment may be reduced in the event the Fund’s assets under-perform. Moreover, the potential impact of any single asset’s performance on the overall performance of the portfolio increases. In addition, the Fund’s ability to achieve its investment objective could be hindered, which could result in a lower return on the investments. Further, the Fund will have certain fixed operating expenses, including certain expenses as a closed-end management investment company, regardless of whether the Fund is able to raise substantial funds in this offering. The Fund’s inability to raise substantial funds would increase its fixed operating expenses as a percentage of gross income, causing Shareholders to incur higher fees and reducing the Fund’s net income and limiting its ability to make distributions.

Proprietary Trading May Result in Competition for Investment Opportunities.

The Adviser and its principals, affiliates and employees may trade in the securities and derivatives markets for their own accounts and the accounts of their clients, and in doing so may take positions opposite to, or ahead of, those held by the Fund or may be competing with the Fund for positions in the marketplace. Such trading may result in competition for investment opportunities or create other conflicts of interest on behalf of one or more such persons in respect of their obligations to the Fund.

Evolving and New Investment Approaches.

The Adviser’s investment approach and trading techniques will be continually evolving, and the investment positions reflecting new strategies and trading techniques will be incorporated into the Fund’s portfolio from time to time. The Adviser is not restricted from using the Fund’s capital to develop or incubate new strategies or approaches, even if the Adviser has limited experience in the type of markets or instruments involved. The strategies and approaches developed by the Adviser may not be successful and the resources devoted to the implementation of new approaches or strategies may diminish the effectiveness of the Adviser’s implementation of the Adviser’s established approaches or strategies. In addition, any new investment strategy or hedging technique developed by, or security type purchased by, the Adviser may be more speculative than current strategies, techniques and security types, and may subject the Fund to additional risks.

Reliance on Industry Data Sources and Quantitative Models.

The Adviser may rely on the financial information made available by the issuers, servicers, counterparties, intermediaries, third-party modeling firms, third-party data providers, or trustees of securities in which the Fund will invest or other sources for both valuation and investment purposes. Investors such as the Fund could incur material losses as a result of the difficulty in creating or sourcing useable data in order to create adequate investment models. The Adviser is expected to utilize third-party data sources in connection with its use of third-party and proprietary financial models to aid in the selection and monitoring of investments and to determine the risk profile of the Fund. The success of the Fund’s investment and trading activities will depend on the viability of this data and these analytical models, among other factors. There can be no assurance that the models are currently viable, or, if the models are currently viable, that they will remain viable during the existence of the Fund. The Adviser utilizes this data and creates models based upon its best estimate of the impact of macroeconomic market factors on the markets in which the Fund may invest. Also, there can be no assurance that the investment professionals utilizing the models will be able to (i) determine that any model is or will become not viable, or not completely viable, (ii) ensure that the models will accurately capture these relationships between asset classes and types and continue to do so over time or (iii) notice, predict or adequately react to any change in the viability of a model. The use of a model that is not viable or not completely viable could, at any time, have a material adverse effect on the performance of the Fund. In addition, the use of quantitative models could be adversely impacted by unforeseeable software or hardware malfunction and other technological failures, power loss, software bugs, malicious code such as “worms,” viruses or system crashes or various other events or circumstances within or beyond the control of the Adviser. Certain of these events or circumstances may be difficult to detect.

The Adviser has the right to resign on [90] days’ notice, and the Fund may not be able to find a suitable replacement within that time, resulting in a disruption in the Fund’s operations that could adversely affect the Fund’s financial condition, business and results of operations.

The Adviser has the right, under the Investment Advisory Agreement and under the Administration Agreement, to resign at any time upon [90] days’ written notice, whether the Fund has found a replacement or not. If the Adviser resigns, the Fund may not be able to find a new investment adviser or hire internal management, or find a new administrator, as the case may be, with similar expertise and ability to provide the same or equivalent services on acceptable terms within [90] days, or at all. If the Fund is unable to do so quickly, the Fund’s operations are likely to experience a disruption, the Fund’s financial condition, business and results of operations, as well as the Fund’s ability to make distributions to Shareholders and other payments to securityholders, are likely to be adversely affected. In addition, the coordination of the Fund’s internal management and investment activities is likely to suffer if the Fund is unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Adviser and its affiliates. Even if the Fund is able to retain comparable management and administration, whether internal or external, the integration of such management and their lack of familiarity with the Fund’s investment objectives and operations would likely result in additional costs and time delays that may adversely affect the Fund’s financial condition, business and results of operations.

There are significant actual and potential conflicts of interest which could impact the Fund’s investment returns.

The Fund’s executive officers and interested Trustees, and the Adviser and certain of its affiliates and their officers and employees have several conflicts of interest as a result of the other activities in which they engage. For example, the members of the Adviser’s investment team are and may in the future become affiliated with entities engaged in business activities similar to the Fund’s and may have conflicts of interest in allocating their time. Moreover, each member of the investment team is engaged in other business activities which divert their time and attention. The professional staff of the Adviser will devote as much time to the Fund as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons may be committed to providing investment advisory and other services for other clients, and engage in other business ventures in which the Fund has no interest. As a result of these separate business activities, the Adviser has conflicts of interest in allocating management time, services and functions among us, other advisory clients and other business ventures. See “Conflicts of Interest.”

The Fund’s Management Fee is directly impacted by the Fund’s leverage.

Leverage will directly impact the total Management Fee which is calculated based of the Fund’s gross assets. Therefore, any increase in leverage will increase the Management Fee. In addition, the fact that the Management Fee is payable based upon the Fund’s gross assets, which would include any borrowings for investment purposes, creates an incentive for the Adviser to cause the Fund to use leverage to make additional investments, including when it may not be appropriate to do so.

The Adviser’s liability is limited under the Investment Advisory Agreement, and the Fund has agreed to indemnify the Adviser against certain liabilities, which may lead the Adviser to act in a riskier manner on the Fund’s behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, the Adviser does not assume any responsibility to the Fund other than to render the services called for under the agreement, and it is not responsible for any action of the Board of Trustees in following or declining to follow the Adviser’s advice or recommendations. The Adviser maintains a contractual and fiduciary relationship with us. Under the terms of the Investment Advisory Agreement, the Adviser, its officers, managers, partners, agents, employees and other affiliates are not liable to the Fund for acts or omissions performed in accordance with and pursuant to the Investment Advisory

Agreement, except those resulting from acts constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the Adviser’s duties under the Investment Advisory Agreement. In addition, the Fund has agreed to indemnify the Adviser and each of its officers, managers, members, agents, employees and other affiliates from and against all damages, liabilities, costs and expenses (including reasonable legal fees and other amounts reasonably paid in settlement) incurred by such persons arising out of or based on performance by the Adviser of its obligations under the Investment Advisory Agreement, except where attributable to willful misfeasance, bad faith, gross negligence or reckless disregard of the Adviser’s duties under the Investment Advisory Agreement. These protections may lead the Adviser to act in a riskier manner when acting on the Fund’s behalf than it would when acting for its own account.

Opportunistic Investments.

The Fund may make investments on an opportunistic basis seeking outsized returns. The profit or losses from such opportunistic positions could have a material impact on the Fund’s performance.

The Adviser may not be able to achieve the same or similar returns as those achieved by other portfolios managed by the members of the investment team.

Although the members of the investment team manage other investment portfolios, including accounts using investment objectives, investment strategies and investment policies similar to the Fund’s, the Fund cannot assure you that the Fund will be able to achieve the results realized by such portfolios.

The Fund may experience fluctuations in the Fund’s NAV and operating results.

The Fund could experience fluctuations in the Fund’s NAV due to a number of factors, including the timing of distributions to Shareholders, fluctuations in the value of the securities that the Fund holds, the Fund’s ability or inability to make investments that meet the Fund’s investment criteria, the interest and other income earned on the Fund’s investments, the level of the Fund’s expenses (including any interest or dividend rate payable on the debt securities or preferred shares the Fund may issue), variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in the Fund’s markets and general economic conditions. As a result of these factors, the Fund’s NAV and results for any period should not be relied upon as being indicative of the Fund’s NAV and results in future periods.

The Board of Trustees may change the Fund’s operating policies and strategies without shareholder approval, the effects of which may be adverse.

The Board of Trustees has the authority to modify or waive the Fund’s current operating policies, investment criteria and strategies, other than those that the Fund has deemed to be fundamental, without prior shareholder approval. The Fund cannot predict the effect any changes to the Fund’s current operating policies, investment criteria and strategies would have on the Fund’s business, NAV, operating results and value of the Fund’s securities. However, the effects of any such changes could adversely impact the Fund’s ability to pay dividends and cause you to lose all or part of your investment.

The Fund will be subject to corporate-level income tax if the Fund is unable to maintain the Fund’s RIC status for U.S. federal income tax purposes.

The Fund can offer no assurance that the Fund will be able to maintain RIC status. To obtain and maintain RIC tax treatment under the Code, the Fund must meet certain annual distribution, income source and asset diversification requirements.

The annual distribution requirement for a RIC will be satisfied if the Fund distributes dividends to Shareholders each tax year of an amount generally at least equal to 90% of the sum of the Fund’s net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because the Fund uses debt financing, the Fund is subject to certain asset coverage requirements under the 1940 Act and may be subject to financial covenants that could, under certain circumstances, restrict the Fund from making distributions necessary to satisfy the distribution requirement. If the Fund is unable to obtain cash from other sources, the Fund could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The income source requirement will be satisfied if the Fund obtains at least 90% of the Fund’s income for each tax year from dividends, interest, gains from the sale of the Fund’s securities or similar sources.

The asset diversification requirement will be satisfied if the Fund meets certain asset composition requirements at the end of each quarter of the Fund’s tax year. Failure to meet those requirements may result in the Fund’s having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of the Fund’s investments are expected to be in securities for which there will likely be no active public market, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If the Fund fails to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of the Fund’s distributions.

The Fund may have difficulty paying the Fund’s required distributions if the Fund recognizes income before or without receiving cash representing such income.

For federal income tax purposes, the Fund will include in income certain amounts that the Fund has not yet received in cash, such as OID or market discount, which may arise if the Fund acquires a debt security at a significant discount to par, or PIK interest, which represents contractual interest added to the principal amount of a debt security and due at the maturity of the debt security. The Fund also may be required to include in income certain other amounts that the Fund has not yet, and may not ever, receive in cash. The Fund’s investments in PIK interest may represent a higher credit risk than loans for which interest must be paid in full in cash on a regular basis. For example, even if the accounting conditions for income accrual are met, the issuer of the security could still default when the Fund’s actual collection is scheduled to occur upon maturity of the obligation.

Since, in certain cases, the Fund may recognize income before or without receiving cash representing such income, the Fund may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code.

Accordingly, the Fund may have to sell some of the Fund’s investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. Market prices of OID instruments are more volatile because they are affected to a greater extent by interest rate changes than instruments that pay interest periodically in cash. Further, the interest rates on PIK loans may be higher to reflect the time-value of money on deferred interest payments and the higher credit risk of borrowers who may need to defer interest payments. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The Fund’s cash distributions to Shareholders may change and a portion of the Fund’s distributions to Shareholders may be a return of capital.

The amount of the Fund’s cash distributions may increase or decrease at the discretion of the Board, based upon its assessment of the amount of income generated, the amount of cash available to the Fund for this purpose and other factors. Unless the Fund is able to generate sufficient cash through the successful implementation of the Fund’s investment strategy, the Fund may not be able to sustain a given level of distributions and may need to reduce the level of the Fund’s cash distributions in the future. Further, to the extent that the portion of the cash generated from the Fund’s investments that is recorded as interest income for financial reporting purposes is less than the amount of the Fund’s distributions, all or a portion of one or more of the Fund’s future distributions, if declared, may comprise a return of capital. Accordingly, Shareholders should not assume that the sole source of any of the Fund’s distributions is net investment income. See “— Risks Related to The Fund’s Investments — Prepayment Risk” and “— Any unrealized losses the Fund experiences on the Fund’s portfolio may be an indication of future realized losses, which could reduce the Fund’s income available for distribution or to make payments on the Fund’s other obligations.”

The Fund’s Shareholders may receive additional Shares as distributions, which could result in adverse tax consequences to them.

In order to satisfy certain annual distribution requirements to maintain RIC tax treatment under Subchapter M of the Code, the Fund may, if the Fund has the ability to, declare a large portion of a distribution in additional Shares instead of in cash even if a shareholder has opted out of participation in the DRIP. As per IRS guidance applicable to publicly offered RICs, as long as at least 20% of such distribution is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, a shareholder generally would be subject to tax on 100% of the fair market value of the distribution on the date the distribution is received by the shareholder in the same manner as a cash distribution, even though most of the distribution was paid in Shares.

Because the Fund expects to distribute substantially all of the Fund’s ordinary income and net realized capital gains to the Fund’s Shareholders, the Fund may need additional capital to finance the acquisition of new investments and such capital may not be available on favorable terms, or at all.

In order to maintain the Fund’s RIC status, the Fund is required to distribute at least 90% of the sum of the Fund’s net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. As a result, these earnings will not be available to fund new investments, and the Fund will need additional capital to fund growth in the Fund’s investment portfolio. If the Fund fails to obtain additional capital, the Fund could be forced to curtail or cease new investment activities, which could adversely affect the Fund’s business, operations and results. Even if available, if the Fund is not able to obtain such capital on favorable terms, it could adversely affect the Fund’s net investment income.

A disruption or downturn in the capital markets and the credit markets could impair the Fund’s ability to raise capital and negatively affect the Fund’s business.

The Fund may be materially affected by market, economic and political conditions globally and in the jurisdictions and sectors in which the Fund invests or operate, including conditions affecting interest rates and the availability of credit. Unexpected volatility, illiquidity, governmental action, currency devaluation or other events in the global markets in which the Fund directly or indirectly holds positions could impair the Fund’s ability to carry out the Fund’s business and could cause the Fund to incur substantial losses. These factors are outside the Fund’s control and could adversely affect the liquidity and value of the Fund’s investments, and may reduce the Fund’s ability to make attractive new investments.

In particular, economic and financial market conditions significantly deteriorated for a significant part of the past decade as compared to prior periods. Global financial markets experienced considerable declines in the valuations of equity and debt securities, an acute contraction in the availability of credit and the failure of a number of leading financial institutions. As a result, certain government bodies and central banks worldwide, including the U.S. Treasury Department and the U.S. Federal Reserve, undertook unprecedented intervention programs, the effects of which remain uncertain. Although certain financial markets have improved, to the extent economic conditions experienced during the past decade recur, they may adversely impact the Fund’s investments. Signs of deteriorating sovereign debt conditions in Europe and elsewhere and uncertainty regarding the U.S. economy more generally could lead to further disruption in the global markets. Trends and historical events do not imply, forecast or predict future events, and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Adviser will prove correct, and actual events and circumstances may vary significantly.

The Fund may be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution may cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and may adversely affect financial intermediaries with which the Fund interacts in the conduct of the Fund’s business.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank in which the Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to the Fund or an issuer fails, the Fund or the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by the Fund and issuers in which the Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

The Fund also may be subject to risk arising from a broad sell off or other shift in the credit markets, which may adversely impact the Fund’s income and NAV. In addition, if the value of the Fund’s assets declines substantially, the Fund may fail to maintain the minimum asset coverage imposed upon the Fund by the 1940 Act. See “— Risks Related to The Fund’s Investments — The Fund may leverage the Fund’s portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in the Fund” and “Regulation as a Closed-End Management Investment Company.” Any such failure would affect the Fund’s ability to issue preferred shares, debt securities and other senior securities, including borrowings, and may affect the Fund’s ability to pay distributions on the Fund’s equity, which could materially impair the Fund’s business operations. The Fund’s liquidity could be impaired further by an inability to access the capital markets or to obtain additional debt financing. For example, the Fund cannot be certain that it would be able to obtain debt financing on commercially reasonable terms, if at all. See “— If the Fund is unable to obtain, and/or refinance debt capital, the Fund’s business could be materially adversely affected.” In previous market cycles, many lenders and institutional investors have previously reduced or ceased lending to borrowers. In the event of such type of market turmoil and tightening of credit, increased market volatility and widespread reduction of business activity could occur, thereby limiting the Fund’s investment opportunities. Moreover, the Fund is unable to predict when economic and market conditions may be favorable in future periods. Even if market conditions are broadly favorable over the long term, adverse conditions in particular sectors of the financial markets could adversely impact the Fund’s business.

If the Fund is unable to obtain and/or refinance debt capital, the Fund’s business could be materially adversely affected.

The Fund may obtain debt financing in order to obtain funds to make additional investments and grow the Fund’s portfolio of investments. Such debt capital may take the form of a term credit facility with a fixed maturity date or other fixed term instruments, and the Fund may be unable to extend, refinance or replace such debt financings prior to their maturity. If the Fund is unable to obtain or refinance debt capital on commercially reasonable terms, the Fund’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Fund’s ability to grow the Fund’s business. In addition, holders of the Fund’s Shares would not benefit from the potential for increased returns on equity that incurring leverage creates. Any such limitations on the Fund’s ability to grow and take advantage of leverage may decrease the Fund’s earnings, if any, and distributions to Shareholders. In addition, in such event, the Fund may need to liquidate certain of the Fund’s investments, which may be difficult to sell if required, meaning that the Fund may realize significantly less than the value at which the Fund has recorded the Fund’s investments. Furthermore, to the extent the Fund is not able to raise capital and are at or near the Fund’s targeted leverage ratios, the Fund may receive smaller allocations, if any, on new investment opportunities under the Adviser’s allocation policy.

Debt capital that is available to the Fund in the future, if any, including upon the refinancing of then-existing debt prior to its maturity, may be at a higher cost and on less favorable terms and conditions than costs and other terms and conditions at which the Fund can currently obtain debt capital. In addition, if the Fund is unable to repay amounts outstanding under any such debt financings and are declared in default or are unable to renew or refinance these debt financings, the Fund may not be able to make new investments or operate the Fund’s business in the normal course. These situations may arise due to circumstances that the Fund may be unable to control, such as lack of access to the credit markets, a severe decline in the value of the U.S. dollar, an economic downturn or an operational problem that affects third parties or us, and could materially damage the Fund’s business.

The Fund may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund can invest a greater portion of the Fund’s assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. In particular, because the Fund’s portfolio of investments may lack diversification among the issuers of securities and related investments, the Fund is susceptible to a risk of significant loss if one or more of these issuers and related investments experience a high level of defaults on the collateral that they hold.

Regulations governing the Fund’s operation as a registered closed-end management investment company affect the Fund’s ability to raise additional capital and the way in which the Fund does so. The raising of debt capital may expose the Fund to risks, including the typical risks associated with leverage.

Under the provisions of the 1940 Act, the Fund is permitted, as a registered closed-end management investment company, to issue senior securities (including debt securities, preferred shares and/or borrowings from banks or other financial institutions); provided the Fund meets certain asset coverage requirements (i.e., 300% for senior securities representing indebtedness and 200% in the case of the issuance of preferred shares under current law). See “— Risks Related to The Fund’s Investments — The Fund may leverage the Fund’s portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in the Fund” for details concerning how asset coverage is calculated. If the value of the Fund’s assets declines, the Fund may be unable to satisfy this test. If that happens, the Fund may be required to sell a portion of the Fund’s investments and, depending on the nature of the Fund’s leverage, repay a portion of the Fund’s indebtedness at a time when such sales or redemptions may be disadvantageous. Also, any amounts that the Fund uses to service or repay the Fund’s indebtedness would not be available for distributions to the Fund’s Shareholders.

The Fund is not generally able to issue and sell Shares at a price below the then current NAV per share (exclusive of any distributing commission or discount). The Fund may, however, sell Shares at a price below the then current NAV per share (1) in connection with a rights offering to the Fund’s existing Shareholders, (2) with the consent of the majority of the Fund’s Shareholders, (3) upon the conversion of a convertible security in accordance with its terms or (4) under such circumstances as the SEC may permit.

Significant Shareholders may control the outcome of matters submitted to the Fund’s Shareholders or adversely impact the Fund and the Fund’s Shareholders.

To the extent any shareholder, individually or acting together with other Shareholders, controls a significant number of the Fund’s voting securities (as defined in the 1940 Act) or any class of voting securities, they may have the ability to control the outcome of matters submitted to the Fund’s Shareholders for approval, including the election of Trustees and any merger, consolidation or sale of all or substantially all of the Fund’s assets, and may cause actions to be taken that you may not agree with or that are not in your interests or those of other securityholders.

The Adviser has entered into, and may in the future enter into additional, business arrangements with certain of the Fund’s shareholders, including granting indirect ownership in limited liability company interests in the Adviser. In such cases, such shareholders may have an incentive to vote Shares held by them in a manner that takes such arrangements into account (subject to any contractual voting restrictions or other similar arrangements). As a result of these relationships and separate business activities, the Adviser has conflicts of interest in allocating management time, services and functions among us, other advisory clients and other business activities.

The Fund is subject to the risk of legislative and regulatory changes impacting the Fund’s business or the markets in which the Fund invests.

Legal and regulatory changes. Legal and regulatory changes could occur and may adversely affect the Fund and the Fund’s ability to pursue the Fund’s investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the CFTC, the SEC, the U.S. Federal Reserve, other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect us. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. Such changes, or uncertainty regarding any such changes, could adversely affect the strategies and plans set forth in this prospectus and may result in the Fund’s investment focus shifting from the areas of expertise of the members of the investment team to other types of investments in which the investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on the Fund’s results of operations and the value of your investment.

Derivatives Investments. The derivatives investments in which the Fund may invest are subject to comprehensive statutes, regulations and margin requirements. In particular, certain provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the “Dodd-Frank Act,” require certain standardized derivatives to be cleared through a central counterparty and executed on a regulated market, which may result in increased margin requirements and costs for us. The CFTC, SEC, and other federal regulators established minimum margin requirements on certain uncleared derivatives which may result in the Fund and the Fund’s counterparties posting higher margin amounts for uncleared derivatives.

[In addition, the Adviser with respect to the Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the CFTC and the NFA, which regulate trading in the futures markets. Pursuant to CFTC Regulation 4.5, the Adviser and the Fund are not subject to regulation as a commodity pool or commodity pool operator under the CEA. If the Adviser or the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.]

Under SEC Rule 18f-4, related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies, the Fund is permitted to enter into derivatives and other transactions that create future payment or delivery obligations, including short sales, notwithstanding the senior security provisions of the 1940 Act if the Fund complies with certain value-at-risk leverage limits and derivatives risk management program and board oversight and reporting requirements or comply with a “limited derivatives users” exception. Rule 18f-4 also permits the Fund to enter into reverse repurchase agreements or similar financing transactions notwithstanding the senior security provisions of the 1940 Act if the Fund aggregates the amount of indebtedness associated with the Fund’s reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratios as discussed above or treat all such transactions as Derivative Transactions for all purposes under Rule 18f-4. In addition, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security under the 1940 Act, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, the Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time the Fund enters into such agreement, that the Fund will have sufficient cash and cash equivalents to meet the Fund’s obligations with respect to all such agreements as they come due. The Fund cannot predict the effects of these requirements. The Adviser intends to monitor developments and seek to manage the Fund’s assets in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require its direct participants (which generally would be a bank or broker-dealer) to submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which the direct participant is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.

The Treasury repo transactions of registered funds with any direct participants of a CCA will be subject to the mandatory clearing requirement. Currently, the Fixed Income Clearing Corporation (“FICC”) is the only CCA for U.S. Treasury securities.

Market participants, absent an exemption, will be required to clear Treasury repo transactions under the rule as of June 30, 2026. The clearing mandate is expected to result in a Fund being required to clear all or substantially all of its Treasury repo transactions as of the compliance date, and a Fund may incur costs in connection with entering into new agreements (or amending existing agreements) with direct participants of a CCA and potentially other market participants and taking other actions to comply with the new requirements. In addition, upon the compliance date taking effect, the costs and benefits of entering into Treasury repo transactions to the Fund may be impacted as compared to Treasury repo transactions the Fund may enter prior to the compliance date. The Adviser will monitor developments in the Treasury repo transactions market as the implementation period progresses.

Loan Securitizations. Section 619 of the Dodd-Frank Act, commonly referred to as the “Volcker Rule,” generally prohibits, subject to certain exemptions, covered banking entities from engaging in proprietary trading or sponsoring, or acquiring or retaining an ownership interest in, a hedge fund or private equity fund, or “covered funds,” (which have been broadly defined in a way which could include many CLOs). Given the limitations on banking entities investing in CLOs that are covered funds, the Volcker Rule may adversely affect the market value or liquidity of any or all of the investments held by us. Although the Volcker Rule and the implementing rules exempt “loan securitizations” from the definition of covered fund, not all CLOs will qualify for this exemption.

In June 2020, the five federal agencies responsible for implementing the Volcker Rule adopted amendments to the Volcker Rule’s implementing regulations, including changes relevant to the treatment of securitizations (the “Volcker Changes”). Among other things, the Volcker Changes ease certain aspects of the “loan securitization” exclusion, create additional exclusions from the “covered fund” definition, and narrow the definition of “ownership interest” to exclude certain “senior debt interests.” Also, under the Volcker Changes, a debt interest would no longer be considered an “ownership interest” solely because the holder has the right to remove or replace the manager following a cause-related default. The Volcker Changes were effective October 1, 2020. It is currently unclear how, or if, the Volcker Changes will affect the CLO securities in which the Fund invests.

U.S. Risk Retention. In October 2014, six federal agencies (the Federal Deposit Insurance Corporation, or the “FDIC,” the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development and the Federal Housing Finance Agency) adopted joint final rules implementing certain credit risk retention requirements contemplated in Section 941 of the Dodd-Frank Act, or the “Final U.S. Risk Retention Rules.” These rules were published in the Federal Register on December 24, 2014. With respect to the regulation of CLOs, the Final U.S. Risk Retention Rules require that the “sponsor” or a “majority owned affiliate” thereof (in each case as defined in the rules), will retain an “eligible vertical interest” or an “eligible horizontal interest” (in each case as defined therein) or any combination thereof in the CLO in the manner required by the Final U.S. Risk Retention Rules.

The Final U.S. Risk Retention Rules became fully effective on December 24, 2016, or the “Final U.S. Risk Retention Effective Date,” and to the extent applicable to CLOs, the Final U.S. Risk Retention Rules contain provisions that may adversely affect the return of the Fund’s investments. On February 9, 2018, a three judge panel of the United States Court of Appeals for the District of Columbia Circuit, or the “DC Circuit Court,” rendered a decision in The Loan Syndications and Trading Association v. Securities and Exchange Commission and Board of Governors of the Federal Reserve System, No. 1:16-cv-0065, in which the DC Circuit Court held that open market CLO collateral managers are not “securitizers” subject to the requirements of the Final U.S. Risk Retention Rules, or the “DC Circuit Ruling.” Thus, collateral managers of open market CLOs are no longer required to comply with the Final U.S. Risk Retention Rules at this time. As such, it is possible that some collateral managers of open market CLOs will decide to dispose of the notes (or cause their majority owned affiliates to dispose of the notes) constituting the “eligible vertical interest” or “eligible horizontal interest” they were previously required to retain, or decide to take other action with respect to such notes that is not otherwise prohibited by the Final U.S. Risk Retention Rules. To the extent either the underlying collateral manager or its majority-owned affiliate divests itself of such notes, this will reduce the degree to which the relevant collateral manager’s incentives are aligned with those of the noteholders of the CLO (which may include the Fund as a CLO noteholder), and could influence the way in which the relevant collateral manager manages the CLO assets and/or makes other decisions under the transaction documents related to the CLO in a manner that is adverse to us.

There can be no assurance or representation that any of the transactions, structures or arrangements currently under consideration by or currently used by CLO market participants will comply with the Final U.S. Risk Retention Rules to the extent such rules are reinstated or otherwise become applicable to open market CLOs. The ultimate impact of the Final U.S. Risk Retention Rules on the loan securitization market and the leveraged loan market generally remains uncertain, and any negative impact on secondary market liquidity for securities comprising a CLO may be experienced due to the effects of the Final U.S. Risk Retention Rules on market expectations or uncertainty, the relative appeal of other investments not impacted by the Final U.S. Risk Retention Rules and other factors.

EU/UK Risk Retention. The securitization industry in both European Union (“EU”) and the United Kingdom (“UK”) has also undergone a number of significant changes in the past few years. Regulation (EU) 2017/2402 relating to a European framework for simple, transparent and standardized securitization (as amended by Regulation (EU) 2021/557 and as further amended from time to time, the “EU Securitization Regulation”) applies to certain specified EU investors, and Regulation (EU) 2017/2402 relating to a European framework for simple, transparent and standardised securitization in the form in effect on 31 December 2020 (which forms part of UK domestic law by virtue of the European Union (Withdrawal) Act 2018 (as amended, the “EUWA”)) (as amended by the Securitization (Amendment) (EU Exit) Regulations 2019 and as further amended from time to time, the “UK Securitization Regulation” and, together with the EU Securitization Regulation, the “Securitization Regulations”) applies to certain specified UK investors, in each case, who are investing in a “securitisation” (as such term is defined under each Securitization Regulation).

The due diligence requirements of Article 5 of the EU Securitization Regulation (the “EU Due Diligence Requirements”) apply to each investor that is an “institutional investor” (as such term is defined in the EU Securitization Regulation), being an investor which is one of the following: (a) an insurance undertaking as defined in Directive 2009/138/EC of the European Parliament and of the Council of 25 November 2009 on the taking-up and pursuit of the business of Insurance and Reinsurance (Solvency II) (recast) (“Solvency II”); (b) a reinsurance undertaking as defined in Solvency II; (c) subject to certain conditions and exceptions, an institution for occupational retirement provision falling within the scope of Directive (EU) 2016/2341 of the European Parliament and of the Council of 14 December 2016 on the activities and supervision of institutions for occupational retirement provision (IORPs) (the “IORP Directive”), or an investment manager or an authorised entity appointed by an institution for occupational retirement provision pursuant to the IORP Directive; (d) an alternative investment fund manager (“AIFM”) as defined in Directive 2011/61/EU of the European Parliament and of the Council of 8 June 2011 on Alternative Investment Fund Managers that manages and/or markets alternative investment funds in the EU; (e) an undertaking for the collective investment in transferable securities (“UCITS”) investment manager, as defined in Directive 2009/65/EC of the European Parliament and of the Council of 13 July 2009 on the coordination of laws, regulations and administrative provisions relating to undertakings for collective investment in transferable securities (UCITS) (the “UCITS Directive”); (f) an internally managed UCITS, which is an investment company authorised in accordance with the UCITS Directive and which has not designated an investment manager authorised under the UCITS Directive for its management; or (g) a credit institution as defined in Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms (the “CRR”) for the purposes of the CRR, or an investment firm as defined in the CRR, in each case, such investor an “EU Institutional Investor.”

The due diligence requirements of Article 5 of the UK Securitization Regulation (the “UK Due Diligence Requirements” and, together with the EU Due Diligence Requirements, the “Due Diligence Requirements”) apply to each investor that is an “institutional investor” (as such term is defined in the UK Securitization Regulation), being an investor which is one of the following: (a) an insurance undertaking as defined in the Financial Services and Markets Act 2000 (as amended, the “FSMA”); (b) a reinsurance undertaking as defined in the FSMA; (c) an occupational pension scheme as defined in the Pension Schemes Act 1993 that has its main administration in the UK, or a fund manager of such a scheme appointed under the Pensions Act 1995 that, in respect of activity undertaken pursuant to that appointment, is authorised under the FSMA; (d) an AIFM (as defined in the Alternative Investment Fund Managers Regulations 2013 (the “AIFM Regulations”)) which markets or manages AIFs (as defined in the AIFM Regulations) in the UK; (e) an investment manager as defined in the FSMA; (f) a UCITS as defined by the FSMA, which is an authorised open ended investment company as defined in the FSMA; (g) a FCA investment firm as defined by the CRR as it forms part of UK domestic law by virtue of EUWA (the “UK CRR”); or (h) a CRR investment firm as defined in the UK CRR, in each case, such investor a “UK Institutional Investor” and, such investors together with EU Institutional Investors, “Institutional Investors.”

Among other things, the applicable Due Diligence Requirements require that prior to holding a “securitisation position” (as defined in each Securitization Regulation) an Institutional Investor (other than the originator, sponsor or original lender) has verified that:

(1)

the originator, sponsor or original lender will retain on an ongoing basis a material net economic interest which, in any event, shall be not less than five per cent. in the securitization, determined in accordance with Article 6 of the applicable Securitization Regulation, and has disclosed the risk retention to such Institutional Investor;

(2)

(in the case of each EU Institutional Investor only) the originator, sponsor or securitization special purpose entity (“SSPE”) has, where applicable, made available the information required by Article 7 of the EU Securitization Regulation in accordance with the frequency and modalities provided for thereunder;

(3)	(in the case of each UK Institutional Investor only) the originator, sponsor or SSPE:

(i)

if established in the UK has, where applicable, made available the information required by Article 7 of the UK Securitization Regulation (the “UK Transparency Requirements”) in accordance with the frequency and modalities provided for thereunder; or

(ii)

if established in a country other than the UK, where applicable, made available information which is substantially the same as that which it would have made available under the UK Transparency Requirements if it had been established in the UK, and has done so with such frequency and modalities as are substantially the same as those with which it would have made information available under the UK Transparency Requirements if it had been established in the UK; and

(4)

in the case of each Institutional Investor, where the originator or original lender either (i) is not a credit institution or an investment firm (each as defined in the applicable Securitization Regulation) or (ii) is established in a third country (being (x) in respect of the EU Securitization Regulation, a country other than an EU member state, or (y) in respect of the UK Securitization Regulation, a country other than the UK), the originator or original lender grants all the credits giving rise to the underlying exposures on the basis of sound and well-defined criteria and clearly established processes for approving, amending, renewing and financing those credits and has effective systems in place to apply those criteria and processes in order to ensure that credit-granting is based on a thorough assessment of the obligor’s creditworthiness.

The Due Diligence Requirements further require that prior to holding a securitisation position, an Institutional Investor, other than the originator, sponsor or original lender, carry out a due diligence assessment which enables it to assess the risks involved, including but not limited to (a) the risk characteristics of the individual securitisation position and the underlying exposures; and (b) all the structural features of the securitization that can materially impact the performance of the securitisation position, including the contractual priorities of payment and priority of payment-related triggers, credit enhancements, liquidity enhancements, market value triggers, and transaction-specific definitions of default.

In addition, pursuant to the applicable Due Diligence Requirements, while holding a securitization position, an Institutional Investor, other than the originator, sponsor or original lender, is subject to various ongoing monitoring obligations, including but not limited to: (a) establishing appropriate written procedures to monitor compliance with the Due Diligence Requirements and the performance of the securitisation position and of the underlying exposures; (b) performing stress tests on the cash flows and collateral values supporting the underlying exposures or, in the absence of sufficient data on cash flows and collateral values, stress tests on loss assumptions, having regard to the nature, scale and complexity of the risk of the securitisation position; (c) ensuring internal reporting to its management body so that the management body is aware of the material risks arising from the securitisation position and so that those risks are adequately managed; and (d) being able to demonstrate to its competent authorities, upon request, that it has a comprehensive and thorough understanding of the securitisation position and underlying exposures and that it has implemented written policies and procedures for the risk management of the securitisation position and for maintaining records of (i) the verifications and due diligence in accordance with the applicable Due Diligence Requirements and (ii) any other relevant information.

Any Institutional Investor that fails to comply with the applicable Due Diligence Requirements in respect of a securitization position which it holds may become subject to a range of regulatory sanctions including, in the case of a credit institution, investment firm, insurer or reinsurer, a punitive regulatory capital charge with respect to such securitization position, or, in certain other cases, a requirement to take corrective action.

CLOs issued in Europe are generally structured in compliance with the Securitization Regulations so that prospective investors subject to the Securitization Regulations can invest in compliance with such requirements. To the extent a CLO is structured in compliance with the Securitization Regulations, the Fund’s ability to invest in the residual tranches of such CLOs could be limited, or the Fund could be required to hold the Fund’s investment for the life of the CLO. If a CLO has not been structured to comply with the Securitization Regulations, it will limit the ability of Institutional Investors to purchase CLO securities, which may adversely affect the price and liquidity of the securities (including the residual tranche) in the secondary market. Additionally, the Securitization Regulations and any regulatory uncertainty in relation thereto may reduce the issuance of new CLOs and reduce the liquidity provided by CLOs to the leveraged loan market generally. Reduced liquidity in the loan market could reduce investment opportunities for collateral managers, which could negatively affect the return of the Fund’s investments. Any reduction in the volume and liquidity provided by CLOs to the leveraged loan market could also reduce opportunities to redeem or refinance the securities comprising a CLO in an optional redemption or refinancing and could negatively affect the ability of obligors to refinance of their collateral obligations, either of which developments could increase defaulted obligations above historic levels.

Japanese Risk Retention. The Japanese Financial Services Agency (the “JFSA”) published a risk retention rule as part of the regulatory capital regulation of certain categories of Japanese investors seeking to invest in securitization transactions (the “JRR Rule”). The JRR Rule mandates an “indirect” compliance requirement, meaning that certain categories of Japanese investors will be required to apply higher risk weighting to securitization exposures they hold unless the relevant originator commits to hold a retention interest equal to at least 5% of the exposure of the total underlying assets in the transaction (the “Japanese Retention Requirement”) or such investors determine that the underlying assets were not “inappropriately originated.” The Japanese investors to which the JRR Rule applies include banks, bank holding companies, credit unions (shinyo kinko), credit cooperatives (shinyo kumiai), labor credit unions (rodo kinko), agricultural credit cooperatives (nogyo kyodo kumiai), ultimate parent companies of large securities companies and certain other financial institutions regulated in Japan (such investors, “Japanese Affected Investors”). Such Japanese Affected Investors may be subject to punitive capital requirements and/or other regulatory penalties with respect to investments in securitizations that fail to comply with the Japanese Retention Requirement.

The JRR Rule became effective on March 31, 2019. At this time, there are a number of unresolved questions and no established line of authority, precedent or market practice that provides definitive guidance with respect to the JRR Rule, and no assurances can be made as to the content, impact or interpretation of the JRR Rule. In particular, the basis for the determination of whether an asset is “inappropriately originated” remains unclear and, therefore, unless the JFSA provides further specific clarification, it is possible that CLO securities the Fund has purchased may contain assets deemed to be “inappropriately originated” and, as a result, may not be exempt from the Japanese Retention Requirement. The JRR Rule or other similar requirements may deter Japanese Affected Investors from purchasing CLO securities, which may limit the liquidity of CLO securities and, in turn, adversely affect the price of such CLO securities in the secondary market. Whether and to what extent the JFSA may provide further clarification or interpretation as to the JRR Rule is unknown.

Private Funds Rule. The SEC recently adopted new and amended rules under the Investment Advisers Act of 1940, as amended, that will significantly reform the scope of reporting, disclosure and other obligations imposed on investment advisers to private funds. These requirements may increase the cost of doing business for the Fund (and thereby decrease the value of a shareholder’s interest in the Fund over time) and/or adversely affect the issuers in which the Fund invests. The effects of these requirements on the Fund and the extent of such effects cannot be predicted at this time.

Sanctions.

The Fund’s operations are or may become subject to economic sanctions laws and regulations of various jurisdictions. At any given time, whether under applicable law, by contractual commitment or as a voluntary risk management measure, the Fund may be required, or elect, to comply with various sanctions programs, including but not limited to, the Specially Designated Nationals and Blocked Persons List, the Chinese Military Companies Sanctions, and Sectoral Sanctions programs administered by OFAC, the sanctions regimes administered by subsidiary organs of the United Nations Security Council, the Sanctions Orders of the Cayman Islands (including sanctions regimes of the government of the United Kingdom as extended to the Cayman Islands from time to time by statutory instrument), and the Restrictive Measures adopted by the European Union. Some sanctions that may apply to the Fund prohibit or restrict dealings with particular identified persons. Other potentially applicable sanctions programs broadly prohibit or restrict dealings in certain countries or territories or with individuals and entities located in such countries or territories. Furthermore, sanctions may lead to events of default under financing arrangements and other third party arrangements. In addition to such current sanctions, additional sanctions may be imposed in the future. Such sanctions may be imposed with little or no advance warning or “safe harbor” for compliance and may be ambiguous, including as to the scope of financial activities that regulators may ultimately deem to be covered by the sanctions.

Depending on the scope and duration of a particular sanctions program, compliance by the Fund may result in a material adverse effect on the Fund. The Adviser and the Fund may be subject to heightened or targeted regulatory scrutiny and information requests as a result of such sanctions. If the Adviser or the Fund were to violate or be deemed in violation of any such sanction, it could face significant legal and monetary penalties. Sanctions may negatively impact the Fund’s ability to effectively implement its investment strategy and have a material adverse impact on the Fund’s investments in various ways, including by preventing or inhibiting the Fund from making certain investments, forcing the Fund to divest from investments previously made, and leading to substantial reductions in the revenues, profits and value of the Fund’s investments. Finally, sanctions may have broader economic implications, such as influencing the price of certain commodities, which may have adverse effects on inflation and the value of the U.S. dollar, which may adversely affect investment objectives and strategies of the Fund.

The SEC staff could modify its position on certain non-traditional investments, including investments in structured finance securities and funds and other investment vehicles.

The staff of the SEC from time to time has undertaken a broad review of the potential risks associated with different asset management activities, focusing on, among other things, liquidity risk and leverage risk. The staff of the Division of Investment Management of the SEC has, in correspondence with registered management investment companies, previously raised questions about the level of, and special risks associated with, investments in structured finance securities and investments in certain types of funds and other investment vehicles. While it is not possible to predict what conclusions, if any, the staff may reach in these areas, or what recommendations, if any, the staff might make to the SEC, the imposition of limitations on investments by registered management investment companies in certain securities could adversely impact the Fund’s ability to implement the Fund’s investment strategy and/or the Fund’s ability to raise capital through public offerings, or could cause the Fund to take certain actions that may result in an adverse impact on Shareholders, the Fund’s financial condition and/or the Fund’s results of operations. The Fund is unable at this time to assess the likelihood or timing of any such regulatory development.

General Risk Factors

General Economic and Financial Conditions May Negatively Affect the Fund’s Investment Activity.

The success of any investment activity is influenced by general economic and financial conditions that may affect the level and volatility of equity prices, interest rates and the extent and timing of investor participation in the markets for both equity and interest-rate-sensitive securities. Unexpected volatility, illiquidity, governmental action, currency devaluation or other events in the global markets in which the Fund directly or indirectly holds positions could impair the Fund’s ability to carry out its business and could cause the Fund (and therefore the Funds) to incur substantial losses.

Inflation.

Inflation and rapid fluctuations in inflation rates, as has recently occurred in the U.S., have had in the past, and may in the future have, negative effects on economies and financial markets. Wage and price controls have been imposed at times in certain countries in an attempt to control inflation, which could significantly affect the operation of the issuers of securities or other investments in which the Fund invests. Governmental efforts to curb inflation often have negative effects on the level of economic activity. As such, inflation and rapid fluctuations in inflation rates can adversely affect the financial performance of the Fund (and therefore the Funds). In addition, the market value of the Fund’s investments may decline in times of higher inflation rates given that the most commonly used methodologies for valuing investments (e.g., discounted cash flow analysis) are sensitive to rising inflation and real interest rates. There can be no assurance that inflation will not continue to be a serious problem and have an adverse impact on the performance of the Fund (and therefore the Funds) and its investments. Were significant inflation to continue, the effect on the Adviser’s strategy could be materially adverse.

Terrorist actions, natural disasters, outbreaks or pandemics may disrupt the market and impact the Fund’s operations.

Terrorist acts, acts of war, natural disasters, outbreaks or pandemics may disrupt the Fund’s operations, as well as the operations of the businesses in which the Fund invests. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. For example, many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and COVID-19.

Global economies and financial markets are highly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. The responses to viral illnesses outbreaks have varied as has their impact on human health, local economies and the global economy, and it is impossible at the outset of any such outbreak to estimate accurately what the ultimate impact of any such outbreak will be. Protective measures taken by governments and the private sector to mitigate the spread of such illness, including travel restrictions and outright bans, quarantines, and work-at-home arrangements, and the spread of any such illness within the Fund’s offices and the offices of the Fund’s service providers, could seriously impair the Fund’s operational capabilities, potentially harming the Fund’s business and the Fund’s operating results.

Cybersecurity Risk.

As part of its business, the Adviser processes, stores and transmits large amounts of electronic information, including information relating to the transactions of the Fund and personally identifiable information of the Shareholders. Similarly, service providers of the Adviser and the Fund may process, store and transmit such information. The Adviser has procedures and systems in place that it believes are reasonably designed to protect such information and prevent data loss and security breaches. However, such measures cannot provide absolute security. The techniques used to obtain unauthorized access to data, disable or degrade service, or sabotage systems change frequently and may be difficult to detect for long periods of time. Hardware or software acquired from third parties may contain defects in design or manufacture or other problems that could unexpectedly compromise information security. Network connected services provided by third parties to the Adviser may be susceptible to compromise, leading to a breach of the Adviser’s network. The Adviser’s systems or facilities may be susceptible to employee error or malfeasance, government surveillance, or other security threats. On-line services provided by the Adviser may also be susceptible to compromise. Breach of the Adviser’s information systems may cause information relating to the transactions of the Fund and personally identifiable information of the Shareholders to be lost or improperly accessed, used or disclosed.

The service providers of the Adviser and the Fund are subject to the same electronic information security threats as the Adviser. If a service provider fails to adopt or adhere to adequate data security policies, or in the event of a breach of its networks, information relating to the transactions of the Fund and personally identifiable information of the Shareholders may be lost or improperly accessed, used or disclosed.

The loss or improper access, use or disclosure of the Adviser’s or the Fund’s proprietary information may cause the Adviser or the Fund to suffer, among other things, financial loss, the disruption of its business, liability to third parties, regulatory intervention or reputational damage. Any of the foregoing events could have a material adverse effect on the Fund.

Other Risks of the Fund

Shares Not Listed; No Market for Shares. The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment.

Closed-end Interval Fund; Liquidity Risk. The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Fund’s Shares and the Fund expects that no secondary market will develop. You should not invest in the Fund if you need a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding Shares at NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. If Shareholders tender for repurchase more than the repurchase offer amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of Shares not to exceed 2% of the outstanding Shares of the Fund on the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). In connection with any given repurchase offer, the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

Repurchase Risks. As described under “Repurchases of Shares,” the Fund is an “interval fund” and, to provide some liquidity to Shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s Shareholders, and generally are funded from available cash or sales of portfolio securities. However, the repurchase of Shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of Shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing Fund expenses and reducing any net investment income. Certain Shareholders may from time to time own or control a significant percentage of the Fund’s Shares. Repurchase requests by these Shareholders of their Shares of the Fund may cause repurchases to be oversubscribed, with the result that Shareholders may only be able to have a portion of their Shares repurchased in connection with any repurchase offer. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if Shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. The NAV of Shares tendered in a repurchase offer may fluctuate between the date a Shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a Shareholder submits a repurchase request. Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly. See “Repurchases of Shares.”

Substantial Repurchases. Substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the net asset value of the Fund. To the extent the Fund obtains repurchase proceeds by disposing of its interest in certain more liquid investments, the Fund will thereafter hold a larger proportion of its assets in illiquid investments. This could adversely affect the ability of the Fund to fund subsequent repurchase requests of shareholders or to conduct future repurchases at all. In addition, substantial repurchases of Shares could result in a sizeable decrease in the Fund’s net assets, resulting in an increase in the Fund’s total annual operating expense ratio.

Possible Exclusion of a Shareholder Based on Certain Detrimental Effects. The Fund may repurchase and/or redeem Shares in accordance with the terms of its Agreement and Declaration of Trust and the 1940 Act, including Rules 23c-1 and 23c-2, held by a Shareholder or other person acquiring Shares from or through a Shareholder, if:

•

ownership of the Shares by the Shareholder or other person likely will cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•

continued ownership of the Shares by the Shareholder or other person may be harmful or injurious to the business or reputation of the Fund, the Board of Trustees, the Adviser or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by the Shareholder or other person in connection with the acquisition of the Shares was not true when made or has ceased to be true;

•	the Shareholder is subject to special regulatory or compliance requirements, such as those imposed by the U.S. Bank Holding Company Act of 1956, as amended, certain Federal Communications Commission regulations, or ERISA (as hereinafter defined) (collectively, “Special Laws or Regulations”), and the Fund determines that the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold the Shares;

•	the beneficial owner’s estate submits a tender request and proof of owner’s death; or

•	the disabled beneficial owner’s legal representative submits tender request and proof of qualified disability.

The effect of these provisions may be to deprive an investor in the Fund of an opportunity for a return even though other investors in the Fund might enjoy such a return.

Distribution Payment Risk. The Fund cannot assure investors that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, maintenance of the Fund’s and the Fund’s RIC status, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time.

In the event that the Fund encounters delays in locating suitable investment opportunities, all or a substantial portion of the Fund’s distributions may constitute a return of capital to Shareholders. To the extent that the Fund pays distributions that constitute a return of capital for U.S. federal income tax purposes, it will lower an investor’s tax basis in his or her Shares. A return of capital generally is a return of an investor’s investment, rather than a return of earnings or gains derived from the Fund’s investment activities, and generally results in a reduction of the tax basis in the Shares. As a result from such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.

Assumption of Business, Terrorism and Catastrophe Risks. The Fund may be subject to the risk of loss arising from direct or indirect exposure to various catastrophic events, including the following: hurricanes, earthquakes and other natural disasters (which may be caused, or enhanced in frequency and severity, by climate change factors); war, terrorism and other armed conflicts; social or political unrest; cyberterrorism; major prolonged power outages or network interruptions; and public health crises, including infectious disease outbreaks, epidemics and pandemics. To the extent that any such event occurs and has a material effect on global financial markets or specific markets or issuers in which the Fund invests (or has a material negative impact on the operations of the Adviser), the risks of loss can be substantial and could have a material adverse effect on the Fund. Furthermore, any such event may also adversely impact one or more individual Shareholder’s financial condition, which could result in substantial repurchase requests by such Shareholder as a result of their individual liquidity situations and irrespective of the Fund’s performance.

Risks Associated with the Fund Distribution Policy. The Fund intends to make regular distributions. Currently, in order to maintain a relatively stable level of distributions, the Fund may pay out less than all of its net investment income to the extent consistent with maintaining its ability to be subject to tax as a RIC under the Code, pay out undistributed income from prior months, return capital in addition to current period net investment income or borrow money to fund distributions. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a distribution only if authorized by the Board and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its Shareholders because it may result in a return of capital, which would reduce the NAV of the Shares and, over time, potentially increase the Fund’s expense ratio. If a distribution constitutes a return of capital, it means that the Fund is returning to Shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Fund’s distribution policy may be changed at any time by the Board.

There is a possibility that the Fund may make total distributions during a calendar or taxable year in an amount that exceeds the Fund’s net investment company taxable income and net capital gains for the relevant taxable year. In such situations, if a distribution exceeds the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), a portion of each distribution paid with respect to such taxable year would generally be treated as a return of capital for U.S. federal income tax purposes, thereby reducing the amount of a Shareholder’s tax basis in such Shareholder’s Shares. When a Shareholder sells Shares, the amount, if any, by which the sales price exceeds the Shareholder’s tax basis in Shares may be treated as a gain subject to tax. Because a return of capital reduces a Shareholder’s tax basis in Shares, it generally will increase the amount of such Shareholder’s gain or decrease the amount of such Shareholder’s loss when such Shareholder sells Shares. To the extent that the amount of any return of capital distribution exceeds a Shareholder’s tax basis in Shares, such excess generally will be treated as gain from a sale or exchange of the shares.

If the Fund elects to issue preferred shares and/or notes or other forms of indebtedness, its ability to make distributions to its common shareholders may be limited by the asset coverage requirements and other limitations imposed by the 1940 Act and the terms of the Fund’s preferred shares, notes or other indebtedness.

LIMITS OF RISK DISCLOSURES

The above discussions of the various risks associated with the Fund and the Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund, as the above discussion does not address unknown risks that may be material to the Fund. Prospective investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not described in this Prospectus. Additional risks and uncertainties not currently known to the Fund also may materially adversely affect the Fund’s business, financial condition and/or operating results. The Fund will update this Prospectus to account for any material changes in the risks involved with an investment in the Fund.

MANAGEMENT

The Fund’s Board of Trustees is responsible for the overall management and supervision of the Fund’s business and affairs, including the appointment of advisers. The Fund’s Trustees may appoint officers who assist in managing the Fund’s day-to-day affairs.

The Board of Trustees

The Board of Trustees currently consists of [ ] members, [ ] of whom are not “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Trustees”). The responsibilities of the Board of Trustees include oversight of the valuation of the Fund’s assets, corporate governance activities, oversight of the Fund’s financing arrangements and oversight of the Fund’s investment activities.

The Adviser

The Fund’s Board of Trustees is responsible for the overall management and supervision of the Fund’s business and affairs, including the appointment of advisers and sub-advisers. Pursuant to the Investment Advisory Agreement, the Fund’s Board of Trustees has appointed GoldenTree Asset Management Credit Advisor LLC as the Fund’s investment adviser.

The Adviser is registered as an investment adviser with the SEC. As of [ ], 2025, the Adviser alone had approximately $0 of total assets under management. The Adviser is located at 300 Park Avenue, New York, NY 10022.

The Adviser’s management of other vehicles and accounts by the Adviser and its affiliates, give rise to certain conflicts of interest. See “Conflicts of Interest.”

Management Fee

Under the Investment Advisory Agreement, the Fund will pay a management fee at the annual rate of [ ]% of the Fund’s gross assets. The Management Fee will be payable monthly in arrears based on the average daily value of the Fund’s gross assets.

Approval of the Investment Advisory Agreement

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement will be available in the Fund’s first report on Form N-CSR, which will be publicly filed with the SEC.

The Administrator

The Administrator

Pursuant to the Administration Agreement, the Fund’s Board of Trustees has appointed the Adviser as the Fund’s administrator.

Administrator Services

Under the Administration Agreement, the Adviser performs, or arranges for the performance of, the Fund’s required administrative services, which include being responsible for the financial records which the Fund is required to maintain and preparing reports to the Fund’s Shareholders. In addition, the Adviser provides the Fund with accounting services; assists the Fund in determining and publishing the Fund’s NAV; oversees the preparation and filing of the Fund’s tax returns; monitors the Fund’s compliance with tax laws and regulations; and prepares, and assists the Fund with any audits by an independent public accounting firm of, the Fund’s financial statements. The Adviser is also responsible for the printing and dissemination of reports to the Fund’s Shareholders and the maintenance of the Fund’s website; provides support for the Fund’s investor relations; generally oversees the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others; and provides such other administrative services as the Fund may from time to time designate.

The Fund reimburses the Adviser for its actual costs incurred in providing these administrative services, including the allocable portion of the compensation and related expenses of certain personnel of the Adviser providing administrative services to the Fund on behalf of the Adviser, subject to the limitations set forth in the Administration Agreement and the Expense Limitation Agreement. The Adviser is required to allocate the cost of such services to the Fund based on factors such as assets, revenues, time allocations and/or other methods. At least annually, the Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of administrative expenses among the Fund and certain affiliates of the Adviser. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board, among other things, compares the total amount paid to the Adviser for such services as a percentage of the Fund’s net assets to the same ratios reported by other comparable investment companies. The Fund will not reimburse the Adviser for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of the Adviser.

Payments under the Administration Agreement are equal to an amount based upon the Fund’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Fund’s allocable portion of the compensation of the Fund’s chief financial officer and chief compliance officer and the Fund’s allocable portion of the compensation of support staff. The Fund’s allocable portion of such total compensation is based on an allocation of the time spent on the Fund relative to other matters. To the extent the Adviser outsources any of its functions as administrator, the Fund pays the fees on a direct basis, without profit to the Adviser. Certain accounting and other administrative services have been delegated by the Adviser to [ ] for which the fee is calculated based on the Fund’s net assets (subject to an annual minimum).

The Transfer Agent and Dividend Disbursement Agent

[ ] serves as the Fund’s transfer agent and dividend disbursement agent, as well as agent for the Fund’s DRIP. The principal business address of [ ] is [ ].

The Custodian

Pursuant to the Custodian Agreement, the Fund’s Board of Trustees has appointed [ ] as the Fund’s custodian. The principal business address of [ ] is [ ].

Portfolio Managers

The Adviser is ultimately responsible for the Fund’s day-to-day investment management and the implementation of the Fund’s investment strategy and process. All final investment decisions are made by the lead portfolio managers, Steven A. Tananbaum and Lee Kruter.

Biographical information on the lead portfolio managers is set forth below:

Steven A. Tananbaum

Founder, Managing Partner & Chief Investment Officer

Steven Tananbaum is Founder, Managing Partner and Chief Investment Officer of GoldenTree Asset Management, overseeing the firm’s investments across all fund offerings. In addition, Mr. Tananbaum is the Lead Portfolio Manager for the Master Fund, Distressed Funds, and Tactical Opportunities Fund, as well as a Lead Portfolio Manager for GoldenTree Loan Management and other fixed income oriented strategies. Mr. Tananbaum chairs GoldenTree Asset Management’s Executive Committee and Distressed Committee. Mr. Tananbaum is also a member of GoldenTree’s Private Credit Committee. A veteran of the credit markets with over 30 years of investing experience, Mr. Tananbaum founded GoldenTree in 2000 and was instrumental in building the firm into an organization that is highly regarded for its investment process and partnership culture. Known for its focus on fundamental and relative value analysis, GoldenTree has produced strong competitive returns across product lines since its inception. The firm has grown into an organization of 26 partners and over 310 employees. Prior to forming GoldenTree, Mr. Tananbaum spent over a decade at MacKay Shields. He was head of the firm’s high yield group beginning on June 1, 1991 and, in 1997, founded its hedge fund business and served as the lead portfolio manager. Under Mr. Tananbaum’s leadership, MacKay Shields’ high yield mutual funds were rated in the top 5% by Lipper from June 1, 1991 through December 31, 1999. Prior to joining MacKay Shields, Mr. Tananbaum worked primarily on high yield and merger & acquisition transactions in the corporate finance department of Kidder, Peabody & Co. He is a graduate of Vassar College with a B.A. in Economics. Mr. Tananbaum is a CFA charterholder. He is a Member of the Board of Trustees of The Museum of Modern Art and a Member of the Council on Foreign Relations.

Lee Kruter

Partner & Head of Performing Credit

Lee Kruter is a Partner and Head of Performing Credit at GoldenTree Asset Management. Mr. Kruter is the Lead Portfolio Manager for the Private Credit strategy, Multi-Sector strategy, GoldenTree Loan Management and the firm’s Corporate Credit and fixed income oriented Structured Credit strategies. Mr. Kruter is a member of GoldenTree Asset Management’s Executive Committee and chairs the Private Credit Committee. Prior to joining GoldenTree, Mr. Kruter was a Vice President at Credit Suisse and spent seven years in the Leveraged Finance Research group, where he was responsible for the healthcare and services sectors. During his time at Credit Suisse, Mr. Kruter also covered various other sectors including metals & mining and wireless & wireline telecommunications. Mr. Kruter holds a B.S. in Finance and Management Information Systems from New York University’s Leonard N. Stern School of Business. Mr. Kruter is also a CFA charterholder. He currently is a member of the NYU Stern Executive Board.

Control Persons

As of [ ], 2025, and based on statements publicly filed with the SEC, the following Shareholder owned of record 5% or more of the outstanding Shares of the Fund:

Name/Address	Percentage of Shares
[ ]	[	]%

Under the 1940 Act, a control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. [As of [ ], 2025, the Trustees and Officers of the Fund as a group owned less than 1% of the outstanding Shares of beneficial interest of each class of the Fund.]

FUND EXPENSES

The Adviser’s investment team, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. The Fund bears all other costs and expenses of the Fund’s operations and transactions, including, but not limited to:

•	the Management Fee;

•	fees to the Fund’s administrators, transfer agent, custodians, depositaries, trustees, and other service providers;

•	the cost of calculating the Fund’s NAV (including the cost and expenses of any independent valuation firm);

•	debt service and other costs of borrowings or other financing arrangements;

•	trading and investment expenses (e.g., expenses which the Adviser reasonably determines to be related to the investment of the Fund’s assets), including:

i.	brokerage commissions and expenses relating to short sales,

ii.	clearing and settlement charges and other related amounts,

iii.	prime broker fees and other bank service fees,

iv.	custodial fees, and fees of the trustee in relation to trading and settlements, and

•	dividends on preferred shares, if any, and any expenses relating to the offering of any preferred shares, including costs related to the use of one or more distributors and/or underwriters;

•

the costs and expenses of products and services relating to research concerning the Fund’s investments or potential investments (except to the extent that such costs or expenses are paid for with “soft dollars”), including the following:

i.	the costs of obtaining third-party research products and services, including the cost of research reports relating to securities, issuers, market segments or geographic regions,

ii.	investment- and portfolio-related research surveys,

iii.	the costs of computerized historical financial data, data feeds and databases (e.g., Bloomberg) and the costs of credit rating services,

iv.	alternative data, and systems and services relating to research for alternative data,

v.	the costs of subscriptions or publications regarding investments,

vi.	professional fees, including the expenses of consultants and experts, to the extent such professional fees relate to research,

vii.	the costs of computer hardware and software to the extent that such hardware or software is used for research, and

viii.

the cost of investigating actual or potential investments, including travel expenses and out-of-pocket expenses of the officers and employees of the Adviser in relation to research concerning investments or potential investments, not related to marketing or business development travel;

•	costs of third-party valuation consultants and price quotation services;

•	the costs of portfolio modeling and analyses, and data analytics, including expenses relating to services provided by affiliated or unaffiliated service providers;

•	professional fees, including:

i.	expenses of consultants, experts and third-party advisors, related to portfolio investments (and not related to research),

ii.	fees of any underwriter or rating agency in connection with borrowing or indebtedness of the Fund,

iii.	fees and expenses of anti-money laundering officers of the Fund, and

•	legal, litigation, compliance, regulatory (including filing fees), and tax consulting expenses (general to the Fund and deal-specific);

•	auditing and tax preparation expenses;

•	federal and state registration fees and any applicable exchange listing fees;

•	federal, state and local taxes;

•

costs associated with offering or repurchasing the Fund’s Shares and other securities (including, but not limited to, preferred shares and indebtedness), including costs related to the use of one or more distributors and/or underwriters;

•	distributions on the Fund’s Shares or other securities;

•

direct costs and expenses of administration and operation, including printing, mailing, long distance telephone and staff, including fees payable in connection with outsourced administrative functions;

•	any fees and expenses relating to escrow agent services;

•	Independent Trustee fees and expenses;

•	the costs of any reports, proxy statements or other notices to the Fund’s Shareholders, including printing costs;

•	any applicable distribution and/or Shareholder servicing fees;

•	fees and expenses associated with marketing, distribution, training and investor relations efforts;

•	dues, fees and charges of any trade association of which the Fund is a member;

•	fidelity bond, Trustees and officers/errors and omissions liability insurance, and any other insurance premiums;

•	costs associated with the Fund’s reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws;

•	the costs of services, systems, data, and databases relating to the management of the portfolio including the following:

i.

the costs of third-party compliance, legal, client service, tax, trading, technology, portfolio analysis, operational and accounting products, services and consultants, including the costs of compliance, portfolio analysis and accounting software packages,

ii.	the costs of risk management products and services, including the costs of risk management software or database packages, and

iii.	the costs of performance measurement services;

•	fees, costs and expenses associated with Shareholder meetings;

•	costs and expenses, including travel expenses and costs associated with investor conferences or any other similar meetings of the Fund;

•

third-party expenses associated with Special Purpose Vehicles and investment vehicles through which the Fund invests, including organizational, tax, legal, audit, administrative and transaction expenses;

•	corporate licensing;

•	Organizational Expenses;

•	extraordinary expenses, including the costs of indemnification; and

•

all other expenses reasonably incurred by the Fund or the Adviser in connection with administering the Fund’s business, such as the allocable portion of overhead and other expenses incurred by the Adviser on behalf of the Fund and allocable to the Fund under the Advisory Agreement or incurred by the Adviser in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and the Fund’s allocable portion of the costs of compensation and related expenses of the Fund’s Chief Compliance Officer, Chief Financial Officer, Chief Operating Officer and their respective support staff.

Certain expenses of the Fund attributable to a particular class of Shares (“Class Expenses”) will be allocated to the share class to which they are attributable. Class Expenses include, for example: (i) Distribution and Service Fees, as applicable; (ii) recordkeeping, transfer agency and sub-transfer agency fees and expenses; (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current Shareholders of a specific class; (iv) the expense of administrative personnel and services to support the Shareholders of a specific class; (v) litigation or other legal expenses relating solely to one class; and (vi) Trustees’ fees incurred as a result of issues relating to one class. Certain expenses may be allocated differently if their method of imposition changes.

Expense Limitation Agreement

The Fund and the Adviser have entered into the Expense Limitation Agreement, which shall continue in existence unless terminated pursuant to the terms thereof.

The Fund will pay for organizational expenses up to a limit of [ ]% of the Fund’s net assets. The Adviser, or its affiliates, will bear any organizational expenses in excess of the [ ]% limit. This contractual arrangement will remain in effect for at least one year from the effective date of the Fund’s registration statement on Form N-2 unless the Fund’s Board of Trustees approves its earlier termination. The Adviser may recoup from the Fund any waived amount or reimbursed expenses with respect to the Fund pursuant to the organizational expenses if such recoupment does not cause the Fund to exceed the current organizational expense limit or the organizational expense limit in place at the time of the waiver or reimbursement (whichever is lower) and the recoupment is made within three years from the date the amount was initially waived or reimbursed.

DETERMINATION OF NET ASSET VALUE

The NAV per share of the Fund’s Shares is determined by dividing the value of the Fund’s portfolio investments, cash and other assets (including interest accrued but not collected) less all of the Fund’s liabilities (including accrued expenses and fees, the aggregate liquidation preference of any preferred shares, borrowings and interest payables) by the total number of outstanding Shares. The most significant estimate inherent in the preparation of the Fund’s financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. There is no single method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments the Fund makes. Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Pursuant to Rule 2a-5, the Board of Trustees has elected to designate the Adviser as “valuation designee” to perform fair value determinations in respect of the Fund’s portfolio investments that do not have readily available market quotations.

The Fund accounts for the Fund’s investments in accordance with GAAP, and fair value the Fund’s investment portfolio in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures of the Financial Accounting Standards Board’s Accounting Standards Codification, as amended, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).

In determining the value of publicly-traded securities, such securities are generally valued utilizing the official closing price from the applicable exchange at the measurement date. Public non-traded securities are typically valued based on recent market transactions involving the same security on or around the measurement date. If observable transactions are limited (or if there are none), the Adviser will consider utilizing broker quotations or an independent valuation agent. Privately placed investments are generally fair valued utilizing valuations provided by an independent valuation agent as an input. In addition to the techniques described above, the Adviser may from time to time use other valuation techniques and methodologies when determining fair value measurements. A third-party valuation firm’s advice is only one factor considered in the valuation of an investment, and the Adviser does not rely on such advice in determining the fair value of the Fund’s investments in accordance with the 1940 Act.

The Fund’s investment portfolio is valued no less frequently than daily, and daily on the five business days preceding a Repurchase Request Deadline. Fair valuations are ultimately determined by the Adviser’s valuation committee, which is comprised of a majority of non-investment personnel, in accordance with the Adviser’s valuation policies and procedures. The Board of Trustees oversees the valuation designee and the process that it uses to determine the fair value of the Fund’s assets. In this regard, the Board receives periodic and, as applicable, prompt reporting regarding certain material valuation matters, as required by Rule 2a-5 under the 1940 Act.

The Fund has the sole right to change the frequency of determination of net asset value at the Board’s discretion.

CONFLICTS OF INTEREST

The Adviser and its affiliates are subject to various actual and potential conflicts of interest in the ordinary course of its business. The Adviser seeks to identify potential risks, including conflicts of interest, that are inherent in its business; however, it is not possible to identify every potential conflict that can arise. When actual or potential conflicts of interest are identified, the Adviser seeks to address such conflicts by eliminating the conflict, disclosing the conflict, and/or managing the conflict through the adoption of appropriate policies, procedures or other mitigants.

In addition to adhering to the Fund’s compliance policies and procedures, the Adviser has adopted a code of ethics, trade management guidelines, and other conflicts of interest policies, and monitors compliance with these policies through its compliance program. The Adviser cannot guarantee, however, that these policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict arises or could potentially arise.

The Adviser and certain of its affiliates may experience conflicts of interest in connection with the management of the Fund, including, but not limited to, the following:

Conflicts Between the Adviser and Clients

•

Other Business Activities: The managers, officers and other personnel of the Adviser allocate their time, as they deem appropriate, between advising the Fund and managing and operating other investment activities and business activities in which they may be involved;

•

Competition with Affiliates: The Fund may now, or in the future, compete with certain affiliates for investments, subjecting the Adviser and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions or sales on the Fund’s behalf;

•

Securities of the Same Size or Class: Subject to applicable law, the Adviser and its affiliates may now, or in the future, acquire, hold or sell securities of the same kind or class that are purchased or sold for the Fund or other clients. These transactions may be executed at different times and/or at prices that are different between clients. The Adviser’s trade execution in each case is driven by its consideration of a variety of factors consistent with its duty to seek best execution. Also, the Adviser may execute trades in securities of the same kind or class in opposite directors for different accounts. The trading decisions in each case generally result from differences in investment strategy, portfolio composition, or client direction;

•

Fixed Management Fee: Regardless of the quality of the assets acquired by the Fund, the services provided to the Fund or whether the Fund makes distributions to Shareholders, the Adviser will receive the Management Fee in connection with the management of the Fund’s portfolio;

•

Valuation Conflicts: When client accounts hold illiquid or difficult to value investments, the Adviser faces a conflict of interest when making recommendations regarding the value of such investments since its fees are generally based on the value of assets under management. The Fund’s and the Adviser’s valuation policies mitigate this conflict effectively and enable the Adviser to value client assets fairly and in a manner that is consistent with the Fund’s best interests;

•	Affiliated accounts: The Adviser manages both affiliated and unaffiliated accounts and has an incentive to favor accounts of affiliates over others;

•	Affiliated Service Providers:

•	Subject to any limitations imposed by the 1940 Act, affiliated service providers may provide services to the Fund, and if the costs of those services could be Fund expenses if provided by a third-party service provider then they will be Fund expenses when provided by the affiliated service provider. Any compensation paid to an affiliated service provider will not offset or otherwise reduce the fees payable to the Adviser by the Fund. Although the Adviser has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest, which may arise in selecting and using affiliated service providers, there can be no guarantee that such policies and procedures (which may be modified or terminated at any time in the Adviser’s sole discretion) will be successful.

•

The Adviser intends to engage TZ Capital for investment sourcing and administrative services, and the Adviser will bear the expenses for these services. TZ Capital is an entity co-founded and co-operated by a relative of Steven A. Tananbaum, and it may assist in sourcing and administering loans for the Fund to established real estate groups with a focus on real estate groups in states, including Florida, New York, and California. From time to time, TZ Capital may enter into consulting arrangements with the Adviser pursuant to which TZ Capital may receive fees from the Adviser. There will be no fees charged to the Fund in connection with any services provided by TZ Capital. Any fees paid to TZ Capital will be entirely a cost of the Adviser;

Conflicts Between Accounts

•

Side-by-Side Management of Accounts: The Adviser’s side-by-side management of multiple accounts can create conflicts of interest involving allocation, valuation, and other areas including those noted below. In keeping with its fiduciary obligations, the Adviser’s overarching policy is to treat all of its client accounts fairly and equitably over time;

•

Allocation and Trade Conflicts: In allocating investment opportunities among the Fund and other accounts, the Adviser will act in good faith and will consider factors reasonably appropriate for such determinations, including, but not limited to, investment strategies, risk tolerances, the nature of the investment, investment time frames, legal or regulatory restrictions, tax considerations, the availability of leverage, the relative amounts of capital available for new investments, relative exposure to market trends, transaction costs, the eligibility of the Fund and the other accounts under applicable law to make the investment in question and the manner in which the investment in question is likely to affect the amount of available capital after the investment is made. Orders could be combined for all such accounts, and if any order is not filled at the same price, they could be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities could be allocated among the different accounts on a basis which the Adviser or its affiliates consider fair and equitable.

•

Fee-based Conflicts: The Adviser is subject to conflicts of interest because of the varying compensation arrangements among its respective clients. For example, the Fund is not subject to incentive fees while certain other funds of the Adviser are, which could incentivize the Adviser to favor such funds over the Fund when allocating investments, and possibly take greater investment risks in those accounts, to bolster performance and increase its fees. Similarly, larger accounts and clients typically generate more revenue than do smaller accounts or clients. As a result, the Adviser could have an incentive when allocating scarce investment opportunities to favor accounts that generate more income for the Adviser;

•

Competition with Other Clients: The Fund may now, or in the future, compete with other funds or clients managed or advised by the Adviser or its affiliates for investment opportunities, subjecting the Adviser and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf;

•

Investments in Different Layers of Capital Structure: From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, the Fund and other clients for which the Adviser provides investment management services or carry on investment activities may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients and may make certain investment opportunities, which might otherwise be desirable, unavailable or impractical even if appropriate procedures are in place. These different securities can have different voting rights, dividend or repayment priorities, rights in bankruptcy or other features that conflict with one another. For some of these securities the Adviser could have, input regarding the characteristics and the relative rights and priorities of the various classes or tranches. Additionally, investment at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities by the Fund and other clients of the Adviser may result in the Adviser coming into possession of confidential or material, non-public information that would limit the ability of the Fund to acquire or dispose of investments, even if such acquisition or disposition would otherwise be desirable. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when the Adviser would otherwise take an action;

•

Conflicting/Overlapping Advice: The Adviser and its affiliates could also carry on investment activities for their own accounts and for family members and friends who do not invest in the Fund, and will give advice and recommend securities to other managed accounts or investment funds which could differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives could be the same or similar;

•

Co-Investments with Other Clients: To the extent permitted by the 1940 Act and interpretations of the staff of the SEC, and subject to the allocation policies of the Adviser and any of its affiliates, as applicable, the Adviser and any of its affiliates may deem it appropriate for the Fund and one or more other investment accounts managed by the Adviser or any of its affiliates to participate in an investment opportunity. The Fund is a party to an exemptive relief order that was granted by the SEC to the Adviser that permits the Fund to participate in certain negotiated co-investments alongside other funds managed by the Adviser or certain of its affiliates, subject to various enumerated conditions, including (i) that a majority of the Board who have no financial interest in the co-investment transaction and a majority of the Board who are not “interested persons,” as defined in the 1940 Act, approve the co-investment and (ii) that the price, terms and conditions of the co-investment will be identical for each fund participating pursuant to the exemptive relief. Any co-investment opportunity may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. To mitigate these conflicts, the Adviser will seek to execute such transactions for all of the participating investment accounts, including the Fund, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Fund, the clients for which participation is appropriate and any other factors deemed appropriate;

Employee Conflicts

•

Portfolio Company Engagements: The principals of the Adviser may serve as officers, paid advisors, directors or in comparable management functions for portfolio companies in which the Fund invests, and may receive compensation in connection therewith;

•

Personal Trading: Personal trading by Adviser employees creates a conflict when they are trading the same securities or types of securities as the Adviser trades on behalf of its clients. This conflict is mitigated by the Adviser’s personal trading standards and procedures;

•

Outside Business Activities: From time to time, certain of the Adviser’s employees engage in outside business activities, including outside directorships. Any outside business activity is subject to review and actual and potential conflicts of interest are analyzed during such review process. Although unlikely, the Adviser could be restricted in trading the securities of certain issuers in client portfolios if an employee or officer, as a result of outside business activity, obtains material, non-public information regarding an issuer;

•

Personal Financial Interests: The Adviser’s employees from time to time invest in investment vehicles that it manages. Also, certain of these investment vehicles are options under the Adviser’s deferred compensation program. As a result, the Adviser’s employees have financial interests in certain accounts managed by the Adviser and an incentive to favor such accounts;

Regulatory Conflicts

•

Accepting Material Non-Public Information: The Adviser and its affiliates may have existing business relationships or access to material non-public information that would prevent the Adviser from recommending, considering or consummating certain investment opportunities (including a disposition of an existing investment) that would otherwise fit within the Fund’s investment objective and strategies. Similarly, the Adviser and its affiliates may have existing business relationships or access to material non-public information that would prevent it from considering, approving or consummating an investment opportunity (including a disposition of an existing investment) that would otherwise fit within the Fund’s investment objective and strategies. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when the Adviser would otherwise take such an action; and

•

Joint Transactions: The 1940 Act prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Fund or the Adviser (or its controlling entities), the Fund will generally be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or Trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited.

Although reasonable efforts are made to mitigate any potential conflicts of interest with respect to each situation, there is no guarantee that the Adviser can control for all such potential conflicts of interest, and there may continue to be an ongoing appearance of a conflict of interest.

CHOOSING A SHARE CLASS

The Fund offers four classes of Shares: Class A Shares, Class C Shares, Class I Shares and Class U Shares. Each class of Shares is designed for specific types of investors and has its own fee structure, allowing you to choose the class that best meets your situation. The class that may be best for you depends on a number of factors, including the amount and the length of time that you expect to invest. Not all financial intermediaries make all classes of Shares available to their clients. Third parties making Fund Shares available to their clients determine which Share class(es) to make available.

[Class [  ] Shares are available through registered broker-dealers, banks, advisers and other financial institutions. Class [  ] Shares of the Fund are purchased at net asset value, plus an initial sales charge and subject to 12b-1 fees. There is no initial sales charge on purchases of Class [  ] Shares of $[ ] or more. Class [  ] Shares are intended for (i) all investors who meet the investment minimum for Class [  ] Shares, (ii) investors investing through omnibus accounts held by financial intermediaries that charge transaction fees and have entered into arrangements with the Distributor to offer Class [  ] Shares and (iii) employer-sponsored retirement plans held directly at a broker-dealer (that is, outside of a retirement plan recordkeeping platform or third party administrator), subject to all applicable sales charges as described in this Prospectus. Class [  ] Shares have a minimum initial investment requirement of $[ ] and subsequent investment minimum of $[  ] for all accounts.]

[Class [  ] Shares are available through registered broker-dealers, banks, advisers and other financial institutions. Class [  ] Shares of the Fund are purchased at net asset value, subject to 12b-1 fees. Class [  ] Shares are intended for (i) all investors who meet the investment minimum for Class [  ] Shares, (ii) investors investing through omnibus accounts held by financial intermediaries that charge transaction fees and have entered into arrangements with the Distributor to offer Class [  ] Shares and (iii) employer-sponsored retirement plans held directly at a broker-dealer (that is, outside of a retirement plan recordkeeping platform or third-party administrator), as described in this Prospectus. Class [  ] Shares have a minimum initial investment requirement of $[ ] and subsequent investment minimum of $[ ] for all accounts.]

[Class [ ] Shares are offered (i) through financial intermediaries who charge such clients a fee for advisory, investment, consulting or similar services; (ii) through financial intermediaries that have entered into an agreement with the Distributor or the Fund to offer Class [ ] Shares through a no-load network or platform; (iii) to institutional investors, which include but are not limited to: family offices and their clients; non-profit organizations, charitable trusts, foundations and endowments; and accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies; and (iv) to current or retired officers, directors and employees (and their spouse (or legal equivalent recognized under state law) and any children under 21) of the Fund, the Adviser to the Fund, and their affiliates. Class [ ] Shares have a minimum initial investment requirement of $[ ] and subsequent investment minimum of $[ ] for all accounts.]

Information about sales charges, including applicable waivers, breakpoints and discounts to the sales charges, is fully disclosed in this Prospectus, which is available, free of charge, on the Fund’s website at www.[ ].com.

REPURCHASES OF SHARES

No Right of Redemption

No Shareholder will have the right to require the Fund to repurchase such Shareholder’s Shares or any portion thereof. Shareholders may not exchange their Shares of the Fund for shares of any other registered investment company. Because no public market exists for the Shares, and none is expected to develop in the foreseeable future, Shareholders will not be able to liquidate their investment, other than through the Fund’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other investors.

The Fund does not currently intend to list its Shares on any securities exchange and does not expect any secondary market for them to develop in the foreseeable future. Therefore, Shareholders should expect that they will be unable to sell their Shares for an indefinite time or at a desired price. No Shareholder will have the right to require the Fund to repurchase such Shareholder’s Shares or any portion thereof. Shareholders may not exchange their Shares of the Fund for shares of any other registered investment company. Because no public market exists for the Shares, and none is expected to develop in the foreseeable future, Shareholders will not be able to liquidate their investment, other than through the Fund’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other investors. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks.

Repurchases

To provide Shareholders with limited liquidity, the Fund is structured as an “interval fund” and intends to conduct quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). In connection with any given repurchase offer, it is expected that the Fund will offer to repurchase the minimum amount of 5% of its outstanding Shares. The offer to purchase Shares on a quarterly basis is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The Repurchase Offer Notice is sent to Shareholders at least 21 calendar days and no more than 42 calendar days before the Repurchase Request Deadline. The Fund expects to determine the NAV applicable to repurchases no later than the Repurchase Pricing Date. The Fund will distribute payment to Shareholders no later than seven calendar days after the Repurchase Pricing Date. The quarterly repurchases will commence in the months of March, June, September and December, with payment being distributed to Shareholders within the time period discussed above.

The Fund also has the right to repurchase all of a Shareholder’s Shares at any time if the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund.

Determination of Repurchase Offer Amount

The Board of Trustees, or a committee thereof, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given repurchase offer. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of Shares outstanding on the Repurchase Request Deadline.

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

Notice to Shareholders

No less than 21 days and more than 42 days before each Repurchase Request Deadline, the Fund shall send to Shareholders or financial intermediaries a notification of its offer to repurchase Shares (“Shareholder Notification”). Financial intermediaries, in turn, are responsible for providing the Shareholder Notification to their respective customers who are Shareholders of the Fund, unless they are otherwise provided by the Fund. The Shareholder Notification will contain information Shareholders should consider in deciding whether to tender their Shares for repurchase. The notice also will include detailed instructions on how to tender Shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The notice also will set forth the NAV that has been computed no more than seven days before the date of notification, and how Shareholders may ascertain the NAV after the notification date. Shareholder Notifications may be transmitted electronically to Shareholders that consent to electronic delivery.

Repurchase Price

The repurchase price of the Shares will be the NAV of the Shares as of the close of regular trading on the NYSE on the Repurchase Pricing Date (minus any applicable early withdrawal charge). You may call [ ] to learn the NAV. The notice of the repurchase offer also will provide information concerning the NAV, such as the NAV as of a recent date or a sampling of recent NAVs, and a toll-free number for information regarding the repurchase offer.

Repurchase Amounts and Payment of Proceeds

Shares tendered for repurchase by Shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate Repurchase Offer Amount established for that Repurchase Request Deadline. Payment pursuant to the repurchase offer will be made by check to the Shareholder’s address of record, or credited directly to a predetermined bank account on the Purchase Payment Date, which will be no more than seven days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of Shares that are consistent with the 1940 Act, regulations thereunder and other pertinent laws.

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by Shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered.

With respect to any required minimum distributions from an IRA or other qualified retirement plan in which Shares are held, it is the obligation of the Shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event that Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund will repurchase the Shares on a pro rata basis, which may result in the Fund not repurchasing the full amount of a required minimum distribution requested by a Shareholder.

Mandatory Repurchases and Redemptions

The Fund may also repurchase and/or redeem Shares of a Shareholder without consent or other action by the Shareholder or other person, in accordance with the terms of its Agreement and Declaration of Trust and the 1940 Act, including Rule 23c-2 under the 1940 Act, if the Fund determines that:

•

ownership of Shares by a Shareholder or other person is likely to cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

•

continued ownership of Shares by a Shareholder may be harmful or injurious to the business or reputation of the Fund, the Board of Trustees, the Adviser or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares was not true when made or has ceased to be true;

•

with respect to a Shareholder subject to Special Laws or Regulations, the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold any Shares;

•	the Shareholder’s estate submits a tender request and proof of owner’s death; or

•	the disabled Shareholder’s legal representative submits tender request and proof of qualified disability.

DESCRIPTION OF CAPITAL STRUCTURE

The information contained under this heading is only a summary and is subject to the provisions contained in the Fund’s Declaration of Trust and By-Laws and applicable laws, which are on file with the SEC.

Outstanding Securities

Title of Class	Amount Authorized		Amount Held by Fund for its Account		Amount Outstanding as of [ ], 2025
Class A	[	]	[—	]	[—	]
Class C	[	]	[—	]	[—	]
Class U	[	]	[—	]	[—	]
Class I	[	]	[—	]	[—	]

Shares of Beneficial Interest

The Fund’s Declaration of Trust authorizes the Fund’s issuance of an unlimited number of Shares of beneficial interest of each class. Shareholders are entitled to the same limitation of personal liability extended to Shareholders of private corporations organized for profit incorporated in the State of Delaware and therefore generally will not be personally liable for the Fund’s debts or obligations.

Share Classes

The Fund offers four classes of Shares: Class A Shares, Class C Shares, Class I Shares and Class U Shares. The Fund may also offer additional classes of Shares in the future. Each additional class of Shares will have certain differing characteristics, particularly in terms of the sales charges that Shareholders in that class may bear, and the distribution fees and transfer agency fees that each class may be charged.

Shares

Under the terms of the Declaration of Trust, all Shares, when consideration for the Shares is received by the Fund, will be fully paid and nonassessable. Dividends and distributions may be paid to Shareholders if, as and when authorized and declared by the Board. The Fund’s distribution policy is expected to result in distributions that equal a certain percentage of the Fund’s current net asset value per share as discussed in “Distributions.” However, this distribution policy is subject to change. If the Fund’s investments do not generate sufficient income, the Fund may liquidate a portion of its portfolio to fund these distributions. Accordingly, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their Shares and potentially increase the taxable gain, if any, upon disposition of their Shares. Except as otherwise provided by the Board, Shares will have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Fund, and will be transferable, except where their transfer is restricted by law or contract. The Declaration of Trust provides that the Board shall have the power to cause the Fund to repurchase or redeem Shares. In the event of the Fund’s dissolution, after the Fund pays or adequately provides for the payment of all claims and obligations of the Fund, and upon the receipt of such releases, indemnities and refunding agreements deemed necessary by the Board, each share will be entitled to receive, according to its respective rights, a pro rata portion of the Fund’s assets available for distribution for the applicable class, subject to any preferential rights of holders of the Fund’s outstanding preferred shares, if any. Each whole share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional share will be entitled to a proportionate fractional vote. However, to the extent required by the 1940 Act or otherwise determined by the Board, classes of the Fund will vote separately from each other. Shareholders shall be entitled to vote on all matters on which a vote of Shareholders is required by the 1940 Act, the Declaration of Trust or a resolution of the Board. There will be no cumulative voting in the election of or removal of Trustees. Under the Declaration of Trust, the Fund shall hold Shareholder meetings to the extent required by the 1940 Act, regulation, or pursuant to special meetings called by the Board or a majority of Shareholders.

Preferred Shares

The Declaration of Trust provides that the Board may, subject to the Fund’s fundamental policies and restrictions and the requirements of the 1940 Act, authorize and cause the Fund to issue securities of the Fund other than Shares (including preferred interests, debt securities or other senior securities), by action of the Board without the approval of Shareholders. The Board may determine the terms, rights, preferences, privileges, limitations and restrictions of such securities as the Board sees fit.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio by which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. Additional or more restrictive asset coverage requirements or portfolio composition requirements (i.e., beyond those required under the 1940 Act) may also be imposed under the governing instrument for a particular series of preferred shares. The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund’s Declaration of Trust) if and when it authorizes the preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals. If the dividend rate as redetermined on the Fund’s preferred shares plus the expenses of issuance approaches or exceeds the Fund’s current income after expenses on the investment of proceeds from the preferred shares, the Fund’s leveraged capital structure would result in a lower rate of current income to Shareholders than if the Fund were not so structured.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred Shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

Preferred shares could be issued with rights and preferences that would adversely affect common Shareholders. Preferred shares could also be used as an anti-takeover device. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance of preferred shares and before any distribution is made with respect to the shares and before any purchase of shares is made, the aggregate involuntary liquidation preference of such preferred shares together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of the Fund’s total assets after deducting the amount of such distribution or purchase price, as the case may be; and (ii) the holders of preferred shares, if any are issued, must be entitled as a class to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred shares.

Credit Facility or other Debt Securities

The Fund may enter into definitive agreements with respect to a credit facility, unsecured notes, or other forms of indebtedness. The Fund expects that the governing instrument for such indebtedness (such as the credit agreement or indenture) would contain covenants that, among other things, likely will limit the Fund’s ability to pay dividends in certain circumstances, incur additional debt and/or engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act (described below). To the extent that the Fund enters into a secured credit facility, the Fund would generally be required to pledge its assets. The Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility or other indebtedness on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility or other indebtedness may in the future be replaced or refinanced by one or more credit facilities having substantially different terms.

With respect to senior securities representing indebtedness (i.e., borrowing or deemed borrowing), other than temporary borrowings as defined under the 1940 Act, the Fund is required to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Fund’s total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of the Fund’s outstanding senior securities representing indebtedness.

Certain Provisions in the Declaration of Trust and By-Laws

The information contained under this heading is only a summary. Please refer to the provisions in Fund’s Declaration of Trust and By-Laws, which are on file with the SEC, for more information.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Pursuant to the Declaration of Trust, Trustees and officers of the Fund is not subject in such capacity to any personal liability to the Fund or Shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the Trustee’s or officer’s duty.

Except as otherwise provided in the Declaration of Trust, the Fund will indemnify and hold harmless any current or former Trustee or officer of the Fund against any liabilities and expenses (including reasonable attorneys’ fees) relating to the defense of any claim, action, suit or proceeding with which such person is involved or threatened while and with respect to acting in the capacity of a Trustee or officer of the Fund, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund. In accordance with the 1940 Act, the Fund will not indemnify any Trustee or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. The Fund will provide indemnification to Trustees and officers prior to a final determination regarding entitlement to indemnification as described in the Declaration of Trust.

Pursuant to the Declaration of Trust, the Fund will advance the expenses of defending any action for which indemnification is sought if the Fund receives an undertaking by the indemnitee which provides that the indemnitee will reimburse the Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification.

Number of Trustees; Appointment of Trustees; Vacancies; Removal

The Declaration of Trust provides that the number of Trustees shall be no less than one (1) and no more than nine (9), as determined in writing by a majority of the Trustees then in office. As set forth in the Declaration of Trust, a Trustee’s term of office shall continue until his or her death, resignation or removal. Subject to the provisions of the 1940 Act, individuals may be appointed by the Trustees at any time to fill vacancies on the Board by the appointment of such persons by a majority of the Trustees then in office. Each Trustee shall hold office until his or her successor shall have been appointed pursuant to the Declaration of Trust. Trustees shall be elected by the affirmative vote of a plurality of the Shares voted at a meeting of the Shareholders to the extent Shareholders are entitled to vote to elect Trustees.

A Trustee may be removed from office for cause only, and not without cause, by action taken by a majority of the remaining Trustees or by the holders of at least a majority of the Shares then entitled to vote in an election of such Trustee. As set forth in the Declaration of Trust, a Trustee’s term of office shall continue until his or her death, resignation or removal.

Action by Shareholders

Under the Declaration of Trust and By-Laws, Shareholder action can be taken at an annual or special meeting of Shareholders or by written consent. In addition, the Fund’s Declaration of Trust prohibits derivative actions on behalf of the Fund by any person who is not a Trustee or Shareholder of the Fund, except that such provision does not apply to any claims asserted under the U.S. federal securities laws including, without limitation, the 1940 Act.

No Shareholder may maintain a derivative action on behalf of the Fund unless holders of at least a majority of the outstanding Shares join in the bringing of such action. A Shareholder may bring a derivative action on behalf of the Fund only if the following conditions are met: (i) the Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed; and a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if, and only if, a majority of the Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent trustees” (as that term is defined in the Delaware Statutory Trust Act); and (ii) unless a demand is not required under clause (i) of this paragraph, the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim; and the Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. The foregoing requirements shall not apply to any claims brought under federal securities law, or the rules and regulations thereunder.

The Declaration of Trust provides that the state courts in Delaware shall be the exclusive forum in which certain types of litigation (excluding claims arising under federal securities laws) may be brought, which may require Shareholders to have to bring an action in an inconvenient or less favorable forum. In addition, the Declaration of Trust provides that claims arising under federal securities laws must be brought in federal court. Further, there may be questions regarding the enforceability of this provision because the Securities Act and the 1940 Act allow claims to be brought in state and federal courts.

The Declaration of Trust provides that Shareholders waive any and all right to trial by jury in any claim, suit, action or proceeding.

Amendment of Declaration of Trust and By-Laws

Subject to the provisions of the 1940 Act and except as provided in the Declaration of Trust, the Board may amend the Declaration of Trust without any vote of Shareholders. Pursuant to the Declaration of Trust and By-Laws and subject to the provisions therein, the Board has the exclusive power to amend or repeal the bylaws or adopt new bylaws.

No Appraisal Rights

In certain extraordinary transactions, some jurisdictions provide the right to dissenting Shareholders to demand and receive the fair value of their Shares, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. The Declaration of Trust provides that Shares shall not entitle Shareholders to appraisal rights.

Conflict with Applicable Laws and Regulations

The Declaration of Trust provides that if and to the extent that any provision of the Declaration of Trust conflicts with any provision of the 1940 Act, the regulated investment company provisions of the Code, and the regulations thereunder, the Delaware Statutory Trust Act or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

Change of Control Provisions

The Fund’s Declaration of Trust includes provisions that could have the effect of limiting the ability of entities or persons to acquire control of the Fund or to change the composition of its Board. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.

The Board may from time to time grant other voting rights to Shareholders with respect to these and other matters, certain of which are required by the 1940 Act.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The provisions of the Declaration of Trust and By-Laws could have the effect of discouraging a third party from seeking to obtain control of the Fund. The Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Shareholders.

For the purposes of calculating “a majority of the outstanding voting securities” under the Declaration of Trust, each class and series of the Fund will vote together as a single class, except to the extent required by the 1940 Act or the Declaration of Trust, with respect to any class or series of Shares. If a separate class vote is required, the applicable proportion of Shares of the class or series, voting as a separate class or series, also will be required.

The Board has determined that provisions with respect to the Board and the Shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interests of Shareholders generally.

U.S. FEDERAL INCOME TAX MATTERS

The following is a general summary of certain U.S. federal income tax consequences applicable to the purchase, ownership and disposition of the Fund’s Shares. Unless otherwise stated, this summary deals only with the Fund’s Shares held as capital assets for U.S. federal tax purposes (generally, property held for investment).

As used herein, a “U.S. holder” means a beneficial owner of the Shares that is for U.S. federal income tax purposes any of the following:

•	an individual citizen or resident of the United States;

•

a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or other political subdivision thereof (including the District of Columbia);

•

a trust if it (a) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (b) has a valid election in effect under applicable United States Treasury regulations or “Treasury Regulations,” to be treated as a United States person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

The term “non-U.S. holder” means a beneficial owner of the Shares (other than a partnership or any other entity or other arrangement treated as a partnership for U.S. federal income tax purposes) that is not a U.S. holder.

An individual may, subject to exceptions, be deemed to be a resident of the United States for U.S. federal income tax purposes, as opposed to a non-resident alien, by, among other ways, being present in the United States (i) on at least 31 days in the calendar year, and (ii) for an aggregate of at least 183 days during a three-year period ending in the current calendar year, counting for such purposes all of the days present in the current year, one-third of the days present in the immediately preceding calendar year, and one-sixth of the days present in the second preceding calendar year. Individuals who are residents for such purposes are subject to U.S. federal income tax as if they were United States citizens.

This summary does not represent a detailed description of the U.S. federal income tax consequences applicable to you, as a holder of the Fund’s Shares, if you are a person subject to special tax treatment under the U.S. federal income tax laws, including, without limitation:

•	a dealer in securities or currencies;

•	a financial institution;

•	a RIC;

•	a real estate investment trust;

•	a tax-exempt organization;

•	an insurance company;

•	a person holding the securities as part of a hedging, integrated, conversion or constructive sale transaction or a straddle;

•	a trader in securities that has elected the mark-to-market method of accounting for their securities;

•	a person subject to alternative minimum tax;

•	a partnership or other pass-through entity for U.S. federal income tax purposes;

•	a U.S. holder whose “functional currency” (as defined in Section 985 of the Code) is not the U.S. dollar;

•	a CFC;

•	a PFIC;

•	a United States expatriate or foreign persons or entities (except to the extent set forth below); or

•	a holder that is subject to special tax accounting rules under Section 451(b) of the Code.

If a partnership (including any entity classified or arrangement treated as a partnership for U.S. federal income tax purposes) holds the Shares, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. If you are a partnership or a partner in a partnership holding the Fund’s Shares, you should consult your own tax advisors regarding the tax consequences of an investment in the Fund’s Shares.

This summary is based on the Code, Treasury Regulations, rulings and judicial decisions as of the date hereof. Those authorities may be changed, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those summarized below. This summary does not represent a detailed description of the U.S. federal income tax consequences that may be applicable to you in light of your particular circumstances and does not address the effects of any aspects of U.S. estate or gift, or state, local or non-U.S. income, estate, or gift tax laws. It is not intended to be, and should not be construed to be, legal or tax advice to any particular purchaser of the Fund’s Shares. The Fund has not sought and will not seek any ruling from the Internal Revenue Service, or the “IRS.” No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. You should consult your own tax advisors concerning the particular U.S. federal income tax consequences to you of the ownership of our Shares, as well as the consequences to you arising under the laws or other guidance of any other taxing jurisdiction.

Important U.S. Federal Income Tax Considerations Affecting the Fund

The Fund intends to elect to be treated, and to qualify annually, as a RIC under the Code. Accordingly, the Fund must satisfy certain requirements relating to sources of the Fund’s income and diversification of the Fund’s total assets and certain distribution requirements to maintain the Fund’s RIC status and to avoid being subject to U.S. federal income or excise tax on any undistributed taxable income. To the extent the Fund qualifies for treatment as a RIC and satisfy the applicable distribution requirements, the Fund will not be subject to U.S. federal income tax on income paid to the Fund’s Shareholders in the form of dividends or capital gain dividends.

To qualify as a RIC for U.S. federal income tax purposes, the Fund must derive at least 90% of the Fund’s gross income each tax year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in stock, securities and currencies, or the “90% Gross Income Test.” A “qualified publicly traded partnership” is a publicly traded partnership that meets certain requirements with respect to the nature of its income. To qualify as a RIC, the Fund must also satisfy certain requirements with respect to the diversification of the Fund’s assets. The Fund must have, at the close of each quarter of the tax year, at least 50% of the value of the Fund’s total assets represented by cash, cash items, U.S. government securities, securities of other RICs and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the Fund’s assets nor more than 10% of the voting securities of that issuer. In addition, at those times, not more than 25% of the value of the Fund’s assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers, which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships, or the “Asset

Diversification Tests.” If the Fund fails to satisfy the 90% Gross Income Test, the Fund will nevertheless be considered to have satisfied the test if (i) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure pursuant to Treasury Regulations to be adopted, and (ii) the Fund pays a tax equal to the excess amount by which the Fund’s gross non-qualifying income exceeds one-ninth of the Fund’s gross qualifying income. If the Fund fails to meet any of the Asset Diversification Tests with respect to any quarter of any tax year, the Fund will nevertheless be considered to have satisfied the requirements for such quarter if the Fund cures such failure within six months and either (i) such failure is de minimis or (ii) (a) such failure is due to reasonable cause and not due to willful neglect and (b) the Fund reports the failure under Treasury Regulations to be adopted and pay an excise tax. If the Fund fails to qualify as a RIC for more than two consecutive taxable years and then seek to re-qualify as a RIC, the Fund generally would be required to recognize gain to the extent of any unrealized appreciation in the Fund’s assets unless the Fund elects to pay U.S. corporate income tax on any such unrealized appreciation during the succeeding 5-year period.

As a RIC, the Fund generally will not be subject to federal income tax on the Fund’s investment company taxable income (as that term is defined in the Code) and net capital gains (the excess of net long-term capital gains over net short-term capital loss), if any, that the Fund distributes in each tax year as dividends to Shareholders, provided that the Fund distributes dividends of an amount at least equal to the sum of 90% of the Fund’s investment company taxable income, determined without regard to any deduction for dividends paid, plus 90% of the Fund’s net tax-exempt interest income for such tax year, or the “90% Distribution Requirement.” The Fund intends to distribute to the Fund’s Shareholders, at least annually, substantially all of the Fund’s investment company taxable income, net tax-exempt income and net capital gains. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that the Fund distributes (or be deemed to have distributed) by December 31 of each calendar year dividends of an amount generally at least equal to the sum of (i) 98% of the Fund’s ordinary income (taking into account certain deferrals and elections) for such calendar year, (ii) 98.2% of the Fund’s capital gain net income, adjusted for certain ordinary losses and generally computed on the basis of the one-year period ending on October 31 of such calendar year [(unless the Fund has made an election under Section 4982(e)(4) of the Code to have the Fund’s required distribution from net income measured using the one-year period ending on [November 30]/[December 31] of such calendar year)] and (iii) 100% of any ordinary income and capital gain net income from prior calendar years (as previously computed) that were not paid out during such calendar years and on which the Fund incurred no U.S. federal income tax, or the “Excise Tax Distribution Requirement.” Any dividends declared by the Fund during October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for federal income tax purposes as if it had been paid by us, as well as received by the Fund’s U.S. holders, on December 31 of the calendar year in which the distribution was declared.

The Fund may incur in the future the 4% federal excise tax on a portion of the Fund’s income and capital gains. While the Fund intends to distribute income and capital gains to minimize the Fund’s exposure to the 4% federal excise tax, the Fund may not be able to, or may choose not to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, the Fund generally will be liable for the 4% federal excise tax only on the amount by which the Fund does not meet the excise tax avoidance requirement.

If the Fund does not qualify as a RIC or fail to satisfy the 90% Distribution Requirement for any tax year, the Fund would be subject to corporate income tax on the Fund’s taxable income, and all distributions from earnings and profits, including distributions of net capital gains (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other non-corporate shareholders and (ii) for the dividends received deduction, or the “DRD,” in the case of certain corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

To the extent the Fund uses debt financing, the Fund may be prevented by covenants contained in the

Fund’s debt financing agreements from making distributions to the Fund’s Shareholders in certain circumstances. In addition, under the 1940 Act, the Fund is generally not permitted to make distributions to the Fund’s Shareholders while certain debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Restrictions on the Fund’s ability to make distributions to the Fund’s Shareholders may prevent the Fund from satisfying the 90% Distribution Requirement or the Excise Tax Distribution Requirement and, therefore, may jeopardize the Fund’s qualification for taxation as a RIC, or subject the Fund to the 4% U.S. federal excise tax.

Some of the income and fees that the Fund may recognize will not satisfy the 90% Gross Income Test. In order to ensure that such income and fees do not disqualify the Fund as a RIC for a failure to satisfy such test, the Fund may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be subject to U.S. corporate income tax on their earnings, which ultimately will reduce the Fund’s return on such income and fees. In addition, for purposes of the 90% Gross Income Test, income that the Fund earns from equity interests in certain entities that are not treated as corporations or as qualified publicly traded partnerships for U.S. federal income tax purposes (e.g., certain CLOs that are treated as partnerships) will generally have the same character for the Fund as in the hands of such an entity; consequently, the Fund may be required to limit the Fund’s equity investments in any such entities that earn fee income, rental income, or other nonqualifying income.

The Fund may be required to recognize taxable income in circumstances in which the Fund does not receive cash. For example, if the Fund holds debt instruments that are treated under applicable tax rules as having OID (which may arise if the Fund receives warrants in connection with the origination of a loan or possibly in other circumstances) or debt instruments that are acquired with market discount in respect of which an election has been made to accrue such market discount on a current basis, the Fund must include in income each tax year a portion of the OID or market discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same tax year. The Fund may also have to include in income other amounts that the Fund has not yet received in cash, such as contractual PIK interest (which represents contractual interest added to the loan balance and due at the end of the loan term) and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any OID or other amounts accrued will be included in the Fund’s investment company taxable income for the tax year of accrual, the Fund may be required to make a distribution to the Fund’s Shareholders in order to satisfy the 90% Distribution Requirement or the Excise Tax Distribution Requirement, even though the Fund will not have received any corresponding cash amount.

The Fund may invest (directly or indirectly through an investment in an equity interest in a CLO treated as a partnership for U.S. federal income tax purposes) a portion of the Fund’s net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in order to seek to ensure that the Fund distributes sufficient income that the Fund does not become subject to U.S. federal income or excise tax.

Some of the CLOs in which the Fund invests may constitute PFICs for U.S. federal income tax purposes. Because the Fund acquires interests treated as equity for U.S. federal income tax purposes in PFICs (including equity tranche investments and certain debt tranche investments in CLOs that are PFICs), the Fund may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such interests even if such income is distributed as a taxable dividend by the Fund to the Fund’s Shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from any such excess distributions or gains. If the Fund invests in a PFIC and elect to treat the PFIC as a QEF in lieu of the foregoing requirements, the Fund will be required to include in income each tax year the Fund’s proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to the Fund. Alternatively, the Fund can elect to mark-to-market at the end of each tax year (as well as on certain other dates described in the Code) the Fund’s shares in a PFIC; in this case, the Fund will recognize as ordinary income any increase in the value of such shares, and as an ordinary loss any decrease in such value to the extent it does not exceed prior increases included in the Fund’s ordinary income. Under either election, the Fund may be required to recognize in a tax year taxable income in excess of the Fund’s distributions from PFICs and the Fund’s proceeds from dispositions of PFIC stock during that tax year, and the Fund may be required to distribute such taxable income in order to satisfy the Excise Tax Distribution Requirement or the 90% Distribution Requirement. The Fund’s ability to make either election will depend on factors beyond the Fund’s control and is subject to restrictions which may limit the availability of the benefit of these elections. Treasury Regulations generally treat the Fund’s income inclusion with respect to a PFIC with respect to which the Fund has made a qualified electing fund, or “QEF”, election, as qualifying income for purposes of determining the Fund’s ability to be subject to tax as a RIC if (i) there is a current distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies. As such, the Fund may be restricted in the Fund’s ability to make QEF elections with respect to the Fund’s holdings in issuers that could be treated as PFICs in order to limit the Fund’s tax liability or maximize the Fund’s after-tax return from these investments.

If the Fund holds 10% or more of the interests treated as equity (by vote or value) for U.S. federal income tax purposes in a foreign corporation that is treated as a CFC (including equity tranche investments and certain debt tranche investments in a CLO treated as CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such tax year. This deemed distribution is required to be included in the income of a U.S. Stockholder of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Stockholders. A “U.S. Stockholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a foreign corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such deemed distribution in the Fund’s investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income in order to satisfy the Excise Tax Distribution Requirement or the 90% Distribution Requirement. Treasury regulations generally treat the Fund’s income inclusion with respect to a CFC as qualifying income for purposes of determining the Fund’s ability to be subject to tax as a RIC either if (i) there is a current distribution out of the earnings and profits of the CFC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies. As such, the Fund may limit and/or manage the Fund’s holdings in issuers that could be treated as CFCs in order to limit the Fund’s tax liability or maximize the Fund’s after-tax return from these investments.

FATCA generally imposes a U.S. federal withholding tax of 30% on U.S. source periodic payments, including interest and dividends to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLOs in which the Fund invests will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which the Fund invests fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO, which could materially and adversely affect the Fund’s operating results and cash flows.

For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any taxable year to offset the Fund’s own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. Any such loss carryforwards will retain their character as short-term or long-term. In the event that the Fund was to experience an ownership change as defined under the Code, the Fund’s capital loss carryforwards and other favorable tax attributes, if any, may be subject to limitation.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward, futures and options contracts, similar financial instruments as well as upon the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss. Any such transactions that are not directly related to the Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) also could, under future Treasury Regulations, produce income not among the types of “qualifying income” for purposes of the 90% Gross Income test.

Gain or loss realized by the Fund from the sale or exchange of warrants acquired by the Fund as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long the Fund held a particular warrant. Upon the exercise of a warrant acquired by us, the Fund’s tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of the Fund’s realized gains and losses realized (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer the Fund’s losses. These rules could, therefore, affect the character, amount and timing of distributions to Shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in the Fund’s portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% Distribution Requirement for qualifying to be taxed as a RIC or the Excise Tax Distribution Requirement. The Fund will monitor the Fund’s transactions, will make the appropriate tax elections and will make the appropriate entries in the Fund’s books and records when the Fund acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent the Fund’s disqualification from being taxed as a RIC.

Generally, the Fund’s hedging transactions (including certain covered call options) may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of the Fund’s realized gains (or losses). In addition, the Fund’s realized losses on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of the Fund’s realized short-term capital gain which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for deductions available to certain U.S. corporations under the Code as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gains into short-term capital gains or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely alter the characterization of certain complex financial transactions, and (viii) produce income that will not qualify as good income for purposes of the 90% Gross Income Test. While the Fund may not always be successful in doing so, the Fund will seek to avoid or minimize the adverse tax consequences of the Fund’s investment practices.

The Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out no later than thirty days after the end of the tax year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss from a short sale of property is generally considered as capital gains or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In addition, entering into a short sale may result in suspension of the holding period of “substantially identical property” held by the Fund.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that have appreciated in value, and the Fund then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date the Fund acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enter into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Taxation of Shareholders

Taxation of U.S. Resident Holders of the Fund’s Stock. Dividends and distributions on the Fund’s Shares are generally subject to federal income tax as described herein, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of Shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses. Certain dividends and distributions declared by the Fund in October, November or December to shareholders of record of such month of a calendar year and paid by the Fund in January of the following calendar year will be treated by shareholders as if received on December 31 of the calendar year in which they were declared. In addition, certain other distributions made after the close of the Fund’s tax year may be “spilled back” and treated as paid by the Fund (except for purposes of the nondeductible 4% federal excise tax) during such tax year. In such case, shareholders will be treated as having received such dividends in the tax year in which the distributions were actually made.

Shareholders receiving any distribution from the Fund in the form of additional Shares will generally be treated as receiving a taxable distribution in an amount equal to the fair market value of the additional Shares received pursuant to the DRIP.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

For federal income tax purposes, distributions paid out of the Fund’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Shares of the Fund’s stock) to individual taxpayers are taxed at rates applicable to net long-term capital gains. This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by us, and there can be no assurance as to what portion of the Fund’s dividend distributions will qualify for favorable treatment. For this purpose, “qualified dividend income” means dividends received from United States corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. The maximum individual rate applicable to qualified dividend income is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Given the Fund’s investment strategies, it is not anticipated that a significant portion of the Fund’s dividends will be eligible to be treated as qualified dividend income.

Dividends distributed from the Fund’s investment company taxable income which have been reported by the Fund and received by certain of the Fund’s corporate shareholders will qualify for the DRD to the extent of the amount of qualifying dividends received by the Fund from certain domestic corporations for the tax year. A dividend received by the Fund will not be treated as a qualifying dividend (i) to the extent the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD may be disallowed or reduced if an otherwise eligible corporate shareholder fails to satisfy the foregoing requirements with respect to Shares of the Fund’s stock or by application of the Code. Given the Fund’s investment strategies, it is not anticipated that a significant portion of the Fund’s dividends will be eligible for the DRD.

Capital gain dividends distributed to a shareholder are characterized as long-term capital gains, regardless of how long the shareholder has held the Fund’s Shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s tax basis in the Fund’s Shares. To the extent that the amount of any such distribution exceeds a shareholder’s tax basis in the Fund’s Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Shares. Distributions of gains from the sale or other disposition of the Fund’s investments that the Fund owned for one year or less are characterized as ordinary income.

Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by Shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by Shareholders is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

The Fund may elect to retain the Fund’s net capital gains or a portion thereof for investment and be subject to tax at corporate rates on the amount retained. In such case, the Fund may designate the retained amount as undistributed net capital gains in a notice to the Fund’s shareholders who will be treated as if each received a distribution of the pro rata share of such net capital gain, with the result that each shareholder will: (i) be required to report the pro rata share of such net capital gain on the applicable tax return as long-term capital gains; (ii) receive a refundable tax credit for the pro rata share of tax paid by the Fund on the net capital gain; and (iii) increase the tax basis for the Shares of the Fund’s stock held by an amount equal to the deemed distribution less the tax credit.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to noncorporate shareholders.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, to the extent that the Fund issues preferred shares of beneficial interest in the future, the Fund intends to allocate capital gain dividends, if any, between the Fund’s common shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year.

Although the Fund currently does not intend to do so, the Fund has the ability to declare a large portion of a distribution in Shares of the Fund’s stock. Generally, were the Fund to declare such a distribution, the Fund would allow Shareholders to elect payment in cash and/or Shares of equivalent value. Under published IRS guidance, the entire distribution by a publicly offered RIC will generally be treated as a taxable distribution for U.S. federal income tax purposes, and count towards RIC distribution requirements under the Code, if certain conditions are satisfied. Among other things, the aggregate amount of cash available to be distributed to all Shareholders is required to be at least 20% of the aggregate declared distribution. If too many Shareholders elect to receive cash, the cash available for distribution is required to be allocated among the Shareholders electing to receive cash (with the balance of the distribution paid in stock) under a formula provided in the applicable IRS guidance. Each Shareholder electing to receive cash would be entitled to receive cash in an amount equal to at least the lesser of (i) the portion of the distribution such Shareholder elected to receive in cash and (ii) such Shareholder’s entire distribution multiplied by the percentage limitation on cash available for distribution. The number of Shares of the Fund’s stock distributed would thus depend on the applicable percentage limitation on cash available for distribution, the Shareholders’ individual elections to receive cash or stock, and the value of the Shares of stock. Each Shareholder generally would be treated as having received a taxable distribution on the date the distribution is received in an amount equal to the cash that such Shareholder would have received if the entire distribution had been paid in cash, even if such Shareholder received all or most of the distribution in Shares of the Fund’s stock. This may result in a Shareholder having to pay tax on such distribution, even if no cash is received.

Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the Shares sold. The gain or loss will generally be a capital gain or loss. The current maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is: (i) the same as the maximum ordinary income tax rate for gain recognized on the sale of capital assets held for one year or less; or (ii) generally 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts) for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends).

The repurchase of Shares of the Fund’s stock may result in a taxable gain or loss to the tendering shareholder. Different tax consequences may apply for tendering and non-tendering shareholders in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her Shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering shareholders. On the other hand, shareholders holding Shares as capital assets who tender all of their Shares (including Shares deemed owned by shareholders under constructive ownership rules) will be treated as having sold their shares and generally will recognize capital gain or loss.

Any loss realized upon the sale or exchange of Shares of the Fund’s stock with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (or amounts designated as undistributed capital gains) with respect to such Shares. In addition, all or a portion of a loss realized by a shareholder on a sale or other disposition of Shares of the Fund’s stock may be disallowed under “wash sale” rules to the extent the shareholder acquires other Shares of the Fund’s stock (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Fund’s Shares. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other Shares of the Fund’s stock acquired.

Certain commissions or other sales charges paid upon a purchase of the Fund’s Shares cannot be taken into account for purposes of determining gain or loss on a sale of such Shares within 90 days after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of the Fund’s Shares on or before January 31 of the calendar year following the calendar year in which the sale is made, pursuant to a reinvestment right. Any disregarded amounts will result in an adjustment to a shareholder’s tax basis in some or all of any other Shares of the Fund’s stock acquired.

The Fund or your financial intermediary is also generally required by law to report to each Shareholder and to the IRS cost basis information for Shares of the Fund’s stock sold by or repurchased from the Shareholder. This information includes the adjusted cost basis of the Shares, the gross proceeds from disposition and whether the gain or loss is long-term or short-term. The adjusted cost basis of Shares will be based on the default cost basis reporting method selected by us, unless a Shareholder, before the sale or redemption, informs the Fund that it has selected a different IRS-accepted method offered by the Fund. These requirements, however, will not apply for investments through a tax-advantaged account. Shareholders should consult their financial intermediaries and tax advisers to determine the best cost basis method for their tax situation, and to obtain more information about how these cost basis reporting requirements apply to them.

Medicare Tax on Net Investment Income. A 3.8% tax is imposed under Section 1411 of the Code on the “net investment income” of certain U.S. citizens and residents and on the undistributed net investment income of certain estates and trusts, to the extent that such taxpayer’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Among other items, net investment income generally includes payments of ordinary dividends and capital gain distributions on, and net gains recognized from the sale, exchange, redemption, retirement or other taxable disposition of the Fund’s Shares (unless the Shares are held in connection with certain trades or businesses), less certain deductions. Prospective investors in the Fund’s Shares should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of the Fund’s Shares.

Taxation of Tax-Exempt Holders of the Fund’s Stock. A U.S. holder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation to the extent that it is considered to derive unrelated business taxable income (“UBTI”). The direct conduct by a tax-exempt U.S. holder of the activities that the Fund proposes to conduct could give rise to UBTI. However, a RIC is a corporation for U.S. federal income tax purposes and its business activities generally will not be attributed to its shareholders for purposes of determining their treatment under current law. Therefore, a tax-exempt U.S. holder should not be subject to U.S. federal income taxation solely as a result of such shareholder’s direct or indirect ownership of Shares of the Fund’s stock and receipt of distributions with respect to such Shares (regardless of whether the Fund incurs indebtedness). Moreover, under current law, if the Fund incurs indebtedness, such indebtedness will not be attributed to a tax-exempt U.S. holder. Therefore, a tax-exempt U.S. holder should not be treated as earning income from “debt-financed property” and distributions that the Fund pays should not be treated as “unrelated debt-financed income” solely as a result of indebtedness that the Fund incurs. Certain tax-exempt private universities are subject to an additional 1.4% excise tax on their “net investment income,” including income from interest, dividends, and capital gains. Proposals periodically are made to change the treatment of “blocker” investment vehicles interposed between tax-exempt investors and non-qualifying investments. In the event that any such proposals were to be adopted and applied to RICs, the treatment of dividends payable to tax-exempt investors could be adversely affected. In addition, special rules would apply if the Fund was to invest in certain real estate mortgage investment conduits or taxable mortgage pools, which the Fund does not currently plan to do, that could result in a tax-exempt U.S. holder recognizing income that would be treated as UBTI.

Taxation of Non-U.S. Holders of the Fund’s Stock. Whether an investment in the Shares of the Fund’s stock is appropriate for a non-U.S. holder will depend upon that person’s particular circumstances. An investment in the Shares by a non-U.S. holder may have adverse tax consequences. Non-U.S. holders should consult their tax advisors before investing in the Fund’s stock.

Subject to the discussions below, distributions of the Fund’s “investment company taxable income” to non-U.S. holders (including interest income and net short-term capital gain) are generally expected to be subject to withholding of U.S. federal taxes at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. holder, the Fund will not be required to withhold U.S. federal tax if the non-U.S. holder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a non-U.S. holder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph.

In addition, with respect to certain distributions made by RICs to non-U.S. holders, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly reported in a notice timely delivered to the Fund’s Shareholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as “interest-related dividends” or “short-term capital gain dividends”, and a portion of the Fund’s distributions, which may be significant (e.g., interest from non-U.S. sources or non-U.S. CLOs or any foreign currency gains) would be ineligible for this potential exemption from withholding. Moreover, in the case of Shares of the Fund’s stock held through an intermediary, the intermediary may have withheld U.S. federal income tax even if the Fund reported the payment as derived from such qualified net interest income or qualified short-term capital gain. Hence, no assurance can be provided as to whether any amount of the Fund’s dividends or distributions will be eligible for this exemption from withholding or if eligible, will be reported as such by the Fund.

Actual or deemed distributions of the Fund’s net long-term capital gains to a non-U.S. holder, and gains realized by a non-U.S. holder upon the sale of the Fund’s stock, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless, (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. holder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. holder in the United States or (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distributions or gains and certain other conditions are met.

If the Fund distributes the Fund’s net capital gains in the form of deemed rather than actual distributions (which the Fund may do in the future), a non-U.S. holder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. holder would be required to obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. holder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. holder, distributions (both actual and deemed), and gains realized upon the sale of the Fund’s stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A non-U.S. holder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on distributions unless the non-U.S. holder provides the Fund or the distribution paying agent with a complete and current IRS Form W-8BEN or IRS Form W-8BEN-E, or an acceptable substitute form, or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. holder or otherwise establishes an exemption from backup withholding.

Non-U.S. holders may also be subject to U.S. estate tax with respect to their investment in the Fund’s Shares.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the Shares.

Publicly Offered RIC. The Fund will be treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) if either (i) Shares and the Fund’s preferred stock (if any) collectively are held by at least 500 persons at all times during a taxable year, (ii) Shares are treated as regularly traded on an established securities market or (iii) Shares are continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act). The Fund cannot assure you that the Fund will be treated as a publicly offered regulated investment company for all taxable years. If the Fund is not treated as a publicly offered regulated investment company for any calendar year, for purposes of computing the taxable income of U.S. holders that are individuals, trusts or estates, (i) the Fund’s earnings will be computed without taking into account such U.S. holders’ allocable shares of the management fees paid to the Adviser and certain of the Fund’s other expenses, (ii) each such U.S. holder will be treated as having received or accrued a dividend from the Fund in the amount of such U.S. holder’s allocable share of these fees and expenses for the calendar year, (iii) each such U.S. holder will be treated as having paid or incurred such U.S. holder’s allocable share of these fees and expenses for the calendar year, and (iv) each such U.S. holder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. holder. For taxable years beginning before 2026, miscellaneous itemized deductions generally are not deductible by a U.S. holder that is an individual, trust or estate. For taxable years beginning in 2026 or later, miscellaneous itemized deductions generally are deductible by a U.S. holder that is an individual, trust or estate only to the extent that the aggregate of such U.S. holder’s miscellaneous itemized deductions exceeds 2% of such U.S. holder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 68 of the Code.

Tax Shelter Reporting Regulations. Under applicable Treasury Regulations, if a U.S. holder recognizes a loss with respect to the Fund’s Shares of $2 million or more for a non-corporate U.S. holder or $10 million or more for a corporate U.S. holder in any single tax year (or a greater loss over a combination of tax years), the U.S. holder may be required to file with the IRS a disclosure statement on IRS Form 8886.

Direct owners of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. holders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. holders of the Fund’s Shares should consult their own tax advisors to determine the applicability of these Treasury Regulations in light of their individual circumstances.

Information Reporting and Backup Withholding. A U.S. holder (other than an “exempt recipient,” including a C corporation and certain other persons who, when required, demonstrate their exempt status) may be subject to backup withholding at a rate of 24% on, and will be subject to information reporting requirements with respect to, payments of distributions on, and proceeds from the sale, exchange, redemption or retirement of, the Fund’s Shares. In general, if a non-corporate U.S. holder subject to information reporting fails to furnish a correct taxpayer identification number or otherwise fails to comply with applicable backup withholding requirements, backup withholding at the applicable rate may apply.

If you are a non-U.S. holder, generally, the applicable withholding agent is required to report to the IRS and to you payments of distributions on or proceeds from a sale or other disposition (including a retirement or redemption) of the Fund’s Shares and the amount of tax, if any, withheld with respect to those payments. Copies of the information returns reporting such payments and any withholding may also be made available to the tax authorities in the country in which you reside under the provisions of a treaty or agreement. In general, backup withholding will not apply to payments on your Shares if you have provided to the applicable withholding agent the required certification that you are not a U.S. person or you otherwise establish an exemption, and the applicable withholding agent does not have actual knowledge or reason to know that you are a U.S. person.

You should consult your own tax advisor regarding the application of information reporting and backup withholding in your particular circumstance and the availability of and procedure for obtaining an exemption from backup withholding. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against your U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

FATCA Withholding on Payments to Certain Foreign Entities. FATCA generally imposes a U.S. federal withholding tax of 30% on payments of dividends made with respect to Shares of the Fund’s stock to certain non-U.S. entities (including, in some circumstances, where such an entity is acting as an intermediary) that fail to comply (or be deemed compliant) with certain certification and information reporting requirements. FATCA withholding taxes apply to all withholdable payments without regard to whether the beneficial owner of the payment would otherwise be entitled to an exemption from withholding taxes pursuant to an applicable tax treaty with the United States or under U.S. domestic law. However, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. If FATCA withholding taxes are imposed with respect to any payments of distributions on or proceeds from a sale or other disposition (including a retirement or redemption) of the Fund’s Shares, holders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such interest or proceeds will be required to seek a credit or refund from the IRS in order to obtain the benefit of such exemption or reduction, if any. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

Proposed Treasury Regulations would eliminate the application of withholding imposed under FATCA with respect to payments of gross proceeds. The Fund and any other applicable withholding agent may rely on the Proposed Treasury Regulations until final regulations are issued. Prospective holders of the Fund’s Shares should consult their own tax advisors regarding the effect, if any, of the FATCA rules for them based on their particular circumstances.

Income from Repurchases and Transfers of Shares

A repurchase or transfer of Shares by the Fund generally will be treated as a taxable transaction for U.S. federal income tax purposes, either as a “sale or exchange,” or, under certain circumstances, as a “dividend.” In general, the transaction should be treated as a sale or exchange of the Shares if the receipt of cash results in a meaningful reduction in the shareholder’s proportionate interest in the Fund, or results in a “complete redemption” of the shareholder’s Shares, or otherwise results in a distribution that is “not essentially equivalent to a dividend”, in each case applying certain constructive ownership rules in the Code. Alternatively, if a shareholder does not tender all of his or her Shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and the gross amount of such repurchase may constitute a dividend to the shareholder to the extent of such shareholder’s pro rata share of the Fund’s current and accumulated earnings and profits.

If the repurchase or transfer of a shareholder’s Shares qualifies for sale or exchange treatment, the shareholder will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased or transferred Shares and the adjusted tax basis of those Shares. Such gain or loss will be capital gain or loss if the repurchased or transferred Shares were held by the shareholder as capital assets, and generally will be treated as long-term capital gain or loss if the repurchased or transferred Shares were held by the shareholder for more than one year, or as short-term capital gain or loss if the repurchased or transferred Shares were held by the shareholder for one year or less.

Notwithstanding the foregoing, any capital loss realized by a shareholder will be disallowed to the extent the Shares repurchased or transferred by the Fund are replaced (including through reinvestment of dividends) either with Shares or substantially identical securities within a period of 61 days beginning 30 days before and ending 30 days after the repurchase or transfer of the Shares. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired. The deductibility of capital losses may be subject to statutory limitations.

If the repurchase or transfer of a shareholder’s Shares does not qualify for sale or exchange treatment, the shareholder may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the shareholder’s tax basis in the relevant Shares. The tax basis in the Shares repurchased or transferred by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Shares, will be transferred to any remaining Shares held by the shareholder.

The Fund (or the financial intermediary) generally will be required to report to the IRS and each shareholder the cost basis and holding period for each respective shareholder’s Shares repurchased or transferred by the Fund. [The Fund has elected the average cost method as the default cost basis method for purposes of this requirement.] If a shareholder wishes to accept the average cost method as its default cost basis calculation method in respect of Shares in its account, the shareholder does not need to take any additional action. If, however, a shareholder wishes to affirmatively elect an alternative cost basis calculation method in respect of its Shares, the shareholder must contact the Fund’s administrator to obtain and complete a cost basis election form. The cost basis method applicable to a particular stock repurchase or transfer may not be changed after the valuation date established by the Fund in respect of that repurchase or transfer. Shareholders should consult their financial intermediaries and tax advisors regarding their cost basis reporting options and to obtain more information about how the cost basis reporting rules apply to them.

A sale of Shares, other than in the context of a repurchase or transfer of Shares by the Fund, generally will have the same tax consequences as described above in respect of a stock repurchase that qualifies for “sale or exchange” treatment.

The preceding discussion of material U.S. federal income tax considerations is for general information only and is not tax advice. The Fund urges you to consult your own tax advisor with respect to the particular tax consequences to you of an investment in the Fund’s Shares, including the possible effect of any pending legislation or proposed regulations.

ERISA CONSIDERATIONS

Employee benefit plans and other plans subject to ERISA or the Code, including corporate savings and 401(k) plans, IRAs and Keogh Plans (each, an “ERISA Plan”) may purchase Shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund are not considered to be “plan assets” of any ERISA Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, neither the Fund nor the Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA of an investment in the Fund through an ERISA Plan.

PLAN OF DISTRIBUTION

[Funds Distributor, LLC ], a wholly owned subsidiary of Foreside Financial Group, LLC (dba ACA Group) (the “Distributor”), located at [Three Canal Plaza, Suite 100, Portland, ME 04101 ], serves as the Fund’s principal underwriter and acts as the Distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Fund’s Shares are offered through the Distributor at NAV plus any applicable sales load. The Distributor also may enter into agreements with financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell Shares of the Fund (collectively, “Financial Intermediaries”) for the sale and servicing of the Fund’s Shares. Such Financial Intermediaries are authorized to designate other intermediaries to receive purchase and repurchase orders on the Fund’s behalf. While Class [ ] Shares and Class [ ] Shares are not subject to a front-end sales charge, if you purchase Class [ ] Shares or Class [ ] Shares through certain financial firms, such firms may directly charge you transaction or other fees in such amount as they may determine. Please consult your financial firm for additional information. In reliance on Rule 415 under the Securities Act, the Fund intends to offer its Shares, on a continual basis, through the Distributor. The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares but will use its best efforts to solicit orders for the purchase of the Shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund Shares. The Fund has agreed to indemnify the Distributor for losses arising out of or relating to: the Distributor’s service as principal underwriter; the Fund’s breach of any of its obligations, representations, warranties or covenants in the agreement with the Distributor or the Fund’s failure to comply with applicable securities laws or regulations; and claims that the registration statement or certain other materials knowingly include or included an untrue statement of material fact or omitted to state a material fact required to be stated or necessary to make the statements not misleading, unless such statement or omission was made in reliance upon written information furnished by the Distributor; and provided that the Distributor shall not be protected against liability to which the Distributor would otherwise be subject by reason of its willful misfeasance, bad faith, breach of confidentiality or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the agreement.

The Adviser or its affiliates, in the Adviser’s discretion and from its own resources, may pay additional compensation (“Additional Compensation”) to Financial Intermediaries in connection with the sale of Fund Shares. In return for the Additional Compensation, the Fund may receive certain marketing advantages including access to a Financial Intermediary’s registered representatives, placement on a list of investment options offered by a Financial Intermediary, or the ability to assist in training and educating a Financial Intermediary. The Additional Compensation may differ among Financial Intermediaries in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, based on the aggregate value of outstanding Shares held by Shareholders introduced by the Financial Intermediary or determined in some other manner. The receipt of Additional Compensation by a selling Financial Intermediary may create potential conflicts of interest between an investor and its Financial Intermediary who is recommending the Fund over other potential investments. Additionally, the Fund pays a servicing fee to the Financial Intermediaries or financial institutions and for providing ongoing services in respect of clients with whom it has distributed Shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as the Fund or the Adviser may reasonably request.

Purchasing Shares

Investors may purchase Class [ ] Shares directly from the Fund in accordance with the instructions below. Investors will be assessed fees for returned checks and stop payment orders at prevailing rates charged by [  ]. The returned check and stop payment fee is currently $[  ]. Class [ ] Shares of the Fund may be purchased through Financial Intermediaries offering such Shares. Orders will be priced at the appropriate price next computed after it is received by a Financial Intermediary and accepted by the Fund. A Financial Intermediary may hold Shares in an omnibus account in the Financial Intermediary’s name or the Financial Intermediary may maintain individual ownership records. The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services. Financial Intermediaries may charge fees for the services they provide in connection with processing your transaction order or maintaining an investor’s account with them. Investors should check with their Financial Intermediary to determine if it is subject to these arrangements. Financial Intermediaries are responsible for placing orders correctly and promptly with the Fund, forwarding payment promptly. The Fund accepts initial and additional purchases of Shares on each day that the NYSE is open for business. Orders will be priced based on the Fund’s NAV next computed (at the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the NYSE is open for business) after it is received by the transfer agent.

While Class [ ] Shares are not subject to a front-end sales charge, if you purchase Class [ ] Shares through certain financial firms, such firms may directly charge you transaction or other fees in such amount as they may determine. Please consult your financial firm for additional information. Investors in Class [ ] Shares may be subject to purchase deadlines set by their Financial Intermediary. Financial Intermediaries who miss Fund deadlines on behalf of their clients on any day may have their purchases delayed until the next day that the Fund accepts purchases orders.

If an investment is made through an IRA, Keogh plan or 401(k) plan, an approved trustee must process and forward the subscription to the Fund. In such case, the Fund will send the confirmation and notice of its acceptance to the trustee.

By Mail - Initial Investment

To make an initial purchase by mail, complete an account application and mail the application, together with a check made payable to GoldenTree Opportunistic Credit Fund to:

Overnight:	Regular Mail:
[ ]	[ ]

All checks must be in US Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will neither accept third-party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of Shares, nor post-dated checks, postdated on-line bill pay checks, or any conditional purchase order or payment.

The transfer agent will charge a $[ ] fee against an investor’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to Shareholders. The Fund reserves the right to reject any application.

By Wire - Initial Investment

To make an initial investment in the Fund, the transfer agent must receive a completed account application from a Financial Intermediary before an investor wires funds. The Financial Intermediary may mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at [ ] for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE in accordance with the procedures described above. Your bank may charge you a fee for wiring same-day funds. The bank should transmit funds by wire to:

[ ]

In compliance with the USA Patriot Act of 2001, [  ] will verify certain information on each account application as part of the Fund’s Anti-Money Laundering Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Registered representatives/investment advisers may call the Fund at [ ] for additional assistance when completing an application.

If [ ] does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within five business days if clarifying information/documentation is not received.

Purchase Terms

Generally, Class [ ] Shares are offered through Financial Intermediaries on brokerage or transactional platforms. Class [ ] Shares are generally available through fee-based programs, registered investment advisers and other institutional accounts. Share instructions must be submitted by a duly authorized party in respect of the applicable client.

With respect to Class [ ] Shares, the minimum initial investment is $[ ] for regular and retirement accounts; subsequent investments may be made with at least $[ ]. With respect to Class [ ] Shares, the minimum initial investment is $[ ] for all accounts; subsequent investments with respect to Class [ ] Shares may be made with at least $[ ]. Financial Intermediaries may aggregate orders of Class [ ] Shares to meet the $[ ] minimum initial investment so long as individual investors each invest at least $[ ]. Class [ ] Shares are available for purchase by current and former Trustees, by employees and registered representatives (including the employee’s or registered representative’s spouse or minor children) of a broker-dealer authorized to sell Shares of the Fund and by employees (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings or any dependent of the employee, as defined in Section 152 of the Code) of the Fund’s Adviser or its affiliates (a trust, pension, profit sharing or other benefit plan which beneficially owns Shares for an associated individual or eligible family member also qualifies), or another individual approved by GoldenTree (collectively, the “Eligible Participants”). The minimum initial investment for such Eligible Participants purchasing Class [ ] Shares is $[ ]; subsequent investments may be made with at least $[ ]. The Fund reserves the right to waive investment minimums. Subsequent investments may be processed by contacting your financial intermediary.

The Fund’s Shares are offered through its Distributor at NAV plus any applicable sales load. While the Fund does not impose a front-end sales charge on Class [ ] Shares, if you purchase Class [ ] Shares through certain financial firms, such firms may directly charge you transaction or other fees in such amount as they may determine. Please consult your financial firm for additional information. The price of the Shares during the Fund’s continuous offering will fluctuate over time with the NAV of the Shares.

Investors purchasing Class [ ] Shares will pay a sales load based on the amount of their gross investment in the Fund. The sales load payable by each investor depends upon the amount invested by such investor in the Fund, but may range from [ ]% to [ ]%. A reallowance to participating broker-dealers may be paid from the sales load paid by each investor.

You may be able to buy Class [ ] Shares without a sales charge (i.e., “load-waived”) when you are:

•	reinvesting dividends or distributions;

•	an Eligible Participant (as defined above);

•	purchasing Shares through a financial services firm that has a special arrangement with the Fund; or

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment adviser or other firm for portfolio management or brokerage services.

The following sales loads apply to your purchases of Class [ ] Shares of the Fund:

Amount Purchased	Sales Load as a % of Offering Price		Sales Load as a % of Amount Invested
Under $[ ]	[	]%	[	]%
$[ ] -$[ ]	[	]%	[	]%
$[ ] -$[ ]	[	]%	[	]%
$[ ]and Above	[	]%	[	]%

The following sales loads apply to your purchases of Class [ ] Shares of the Fund:

Amount Purchased	Sales Load as a % of Offering Price		Sales Load as a % of Amount Invested
Under $[ ]	[	]%	[	]%
$[ ] -$[ ]	[	]%	[	]%
$[ ][ ]	[	]%	[	]%
$[ ]and Above	[	]%	[	]%

Right of Accumulation

To qualify for the reduced Class [ ] Shares sales charge that would apply to a larger purchase than you are currently making, you can add the value of Class [ ] Shares that you and your spouse currently own, and other Class [ ] Shares purchases, as applicable, that you are currently making, to the value of your Class [ ] Share purchase of the Fund. The value of the Shares you currently own is based on the greater of their current offering price or the amount you paid for the Shares, including reinvestment of dividends and capital gain distributions.

In totaling your holdings, you may count Class [ ] Shares held in:

•	your individual accounts (including IRAs);

•	your joint accounts with your spouse; and

•	accounts you or your spouse hold as trustees or custodians on behalf of children who are minors.

A fiduciary can apply a Right of Accumulation to all Shares purchased for a trust, estate or other fiduciary account that has multiple accounts. You must provide information about your eligibility and holdings at the time of your purchase in order to qualify for the Right of Accumulation. You must notify your Financial Intermediary of your eligibility for the Right of Accumulation at the time of your purchase. The Fund reserves the right to modify or to cease offering this program at any time.

Exchanging Shares

Exchanges from one class of Shares to another class of Shares are generally not permitted, however, Eligible Participants (as defined above) are permitted to exchange Class [ ] Shares to other Share classes.

Share Class Considerations

When selecting a Share class, you should consider the following:

•	which Share classes are available to you;

•	how much you intend to invest;

•	how long you expect to own the Shares; and

•	total costs and expenses associated with a particular Share class.

Each investor’s financial considerations are different. You should speak with your Financial Intermediary to help you decide which Share class is best for you. Not all Financial Intermediaries offer all classes of Shares. If your Financial Intermediary offers more than one class of Shares, you should carefully consider which class of Shares to purchase.

Distribution and/or Shareholder Service Expenses

The Fund has adopted a “Distribution and Shareholder Services Plan” with respect to its Class [ ] Shares under which the Fund may compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of clients with whom they have distributed Shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. Under the Distribution and Shareholder Services Plan, each of the Fund’s Class [ ] Shares may incur expenses on an annual basis of up to [ ]% of its average daily Net Assets. With respect to Class [ ] Shares, [ ]% of the fee is characterized as a “shareholder service fee” and the remaining portion is characterized as a “distribution fee.” With respect to Class [ ] Shares, the entire fee is characterized as a “distribution fee.” With respect to Class [ ] Shares, the entire fee is characterized as a “shareholder service fee.”

The Distribution and Shareholder Services Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset-based distribution fees.

INVESTOR RELATIONS SERVICES

In exchange for providing investor relations services to Shareholders, the Fund may retain an investor relations provider and pay for investor relations services as such services are provided. Investor relations services are non-investment advisory services and may include assisting with investor calls, investor account maintenance, operational matters pertaining to Shareholder account transactions and communications with Shareholders.

DISTRIBUTIONS

The Fund’s distribution policy is to make monthly distributions to shareholders. The Fund’s distribution policy is expected to result in distributions that equal a certain percentage of the Fund’s current net asset value per share. The Fund’s distribution policy is subject to change. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the Shares. Returns of capital reduce a shareholder’s tax cost (or “tax basis”). Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders should note that return of capital will reduce the tax basis of their Shares and potentially increase the taxable gain, if any, upon disposition of their Shares. As required under the 1940 Act, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement which discloses the source or sources of each such distribution. The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared. The Fund will provide disclosures, with each such distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. Distributions declared in December, if paid to shareholders by the end of January, are treated for federal income tax purposes as if received in December.

The distribution rate may be modified by the Board from time to time. If, for any monthly distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of the distribution, then the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the Shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the Shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.

Unless the registered owner of Shares elects to receive cash, all dividends declared on Shares will be automatically reinvested in additional Shares of the Fund. See “Distribution Reinvestment Plan.”

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each quarter. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

The Board reserves the right to change the monthly distribution policy from time to time.

DISTRIBUTION REINVESTMENT PLAN

The Fund has adopted a distribution reinvestment plan (the “DRIP”) for its Shareholders, which is an “opt out” dividend reinvestment plan. Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to the Transfer Agent. Such written instructions must be received at least 30 days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP. Under this plan, if the Fund declares a cash dividend or other distribution, each Shareholder will have their cash distribution automatically reinvested in additional Shares, rather than receiving the cash distribution, unless such Shareholder opts out of the DRIP. Shares will be issued pursuant to the DRIP at their net asset value. The number of Shares that will be distributed in lieu of cash is determined by dividing the dollar amount of the distribution to be reinvested by the net asset value as of the close of business on the day of the distribution. Participants may be issued fractional Shares so that 100% of the distribution will be used to acquire Shares. There is no sales load or other charge for distributions reinvestment. Participants in the Fund’s DRIP are free to elect or revoke reinstatement in the DRIP within a reasonable time as specified in the plan (generally 30 days). If a Shareholder elects to “opt out” that Shareholder will receive cash dividends or other distributions. Participants who hold their Shares through a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee.

Shareholders who receive dividends and other distributions in the form of Shares generally are subject to the same U.S. federal tax consequences as Shareholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, those Shareholders will not receive cash with which to pay any applicable taxes on reinvested dividends.

All correspondence or additional information about the DRIP should be directed to [  ], [  ] or by mail: [  ].

REGULATION AS A CLOSED-END MANAGEMENT INVESTMENT COMPANY

General

As a registered closed-end management investment company, the Fund is subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of the Fund’s outstanding voting securities, the Fund may not:

•	change the Fund’s classification to an open-end management investment company;

•	alter any of the Fund’s fundamental policies, which are set forth below in “— Investment Restrictions”; or

•	change the nature of the Fund’s business so as to cease to be an investment company.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.

As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of the Fund’s trustees must be persons who are not “interested persons” of us, as that term is defined in the 1940 Act. The Fund is required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, the Fund is prohibited from protecting any trustee or officer against any liability to the Fund or the Fund’s Shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. The Fund may also be prohibited under the 1940 Act from knowingly participating in certain transactions with the Fund’s affiliates absent exemptive relief or other prior approval by the SEC.

Investment Restrictions

The Fund’s investment objective and investment policies and strategies described in this prospectus, except for the fundamental policies described in the SAI, are not fundamental and may be changed by the Board of Trustees without Shareholder approval. The SAI contains a list of all of the fundamental and non-fundamental investment policies of the Fund, above, under the heading “Business — Investment Objective, Opportunities and Strategies — Investment Restrictions.”

Whenever an investment policy or investment restriction set forth in this prospectus or the SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating agency (or as determined by the Adviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above or in the SAI.

Privacy Policy

The Fund is committed to protecting your privacy. This privacy notice explains the Fund’s privacy policies and those of the Fund’s affiliated companies. The terms of this notice apply to both current and former Shareholders. The Fund will safeguard, according to strict standards of security and confidentiality, all information the Fund receives about you. With regard to this information, the Fund maintains procedural safeguards that are reasonably designed to comply with federal standards. The Fund has implemented procedures that are designed to restrict access to your personal information to authorized employees of the Adviser, the Administrator and their affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. The Fund’s goal is to limit the collection and use of information about you. While the Fund may share your personal information with its affiliates in connection with servicing your account, the Fund’s affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase Shares and in the course of providing you with products and services, the Fund and certain of its service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

The Fund does not disclose any personal information provided by you or gathered by the Fund to non-affiliated third parties, except as permitted or required by law or for the Fund’s everyday business purposes, such as to process transactions or service your account. For example, the Fund may share your personal information in order to send you annual and semiannual reports, proxy statements and other information required by law, and to send you information the Fund believes may be of interest to you. The Fund may disclose your personal information to unaffiliated third-party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Fund. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. The Fund may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

The Fund reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Fund believes in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect the Fund’s rights or property. The Fund may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

ADDITIONAL INFORMATION ABOUT THE FUND

Each share of beneficial interest represents a proportional interest in the assets of the Fund. Each share of the Fund has one vote at Shareholder meetings, with fractional Shares voting proportionally on matters submitted to the vote of Shareholders. There are no cumulative voting rights. Shares do not have pre-emptive or conversion or redemption provisions.

INQUIRIES

Inquiries concerning the Fund and Shares of beneficial interest of the Fund (including information concerning subscription and repurchase procedures) should be directed to:

[  ]

Attention: [  ]

Telephone: [  ]

The information in this preliminary Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

Preliminary Statement of Additional Information Dated April 10, 2025

GOLDENTREE OPPORTUNISTIC CREDIT FUND

STATEMENT OF ADDITIONAL INFORMATION

[ ], 2025

CLASS A SHARES, CLASS C SHARES, CLASS I SHARES AND CLASS U SHARES

OF BENEFICIAL INTEREST

[ ]

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of GoldenTree Opportunistic Credit Fund (the “Fund”) dated [ ], 2025. A copy of the prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.

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INVESTMENT OBJECTIVE AND POLICIES

The Fund is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund offers shares of beneficial interest (“Shares”).

GoldenTree Asset Management Credit Advisor LLC serves as the Fund’s investment adviser (the “Adviser”). The investment objectives and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the prospectus dated [ ], 2025. Certain additional investment information is set forth below.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. As defined by the 1940 Act, the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the shareholders of the Fund (“Shareholders”) duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund may not:

(1)

borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the Securities and Exchange Commission (“SEC”), SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

(2)	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(3)

purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;

(4)

purchase or sell real estate, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

(5)

make loans, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) shall not constitute loans by the Fund;

(6)

issue senior securities, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction;

(7)

invest in any security if as a result of such investment, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry or group of industries except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), or (b) as otherwise provided by the

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1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time; or

(8)

engage in short sales, purchases on margin, or the writing of put or call options, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction.

In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchase offers pursuant to Rule 23c-3 of the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the Shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined in the prospectus), or the next business day if the 14th day is not a business day. The Fund will repurchase Shares that are tendered by a specific date (the “Repurchase Request Deadline”), which will be established by the Board in accordance with Rule 23c-3, as amended from time to time. Rule 23c-3 requires the Repurchase Request Deadline to be no less than 21 and no more than 42 days after the Fund sends notification to shareholders of the repurchase offer. The latter part of certain of the Fund’s fundamental investment restrictions (i.e., the references to “except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, the SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction”) provides the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Fund’s Board of Trustees (the “Board”) to respond efficiently to these kinds of developments without the delay and expense of a Shareholder meeting.

With respect to investment restriction (7) above, the Adviser will, on behalf of the Fund, analyze the characteristics of a particular issuer and instrument and assign an industry classification consistent with those characteristics. The Adviser may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law. The definition of what constitutes a particular “industry” is an evolving one, particularly for industries or sectors within industries that are new or are undergoing rapid development. Some securities could reasonably fall within more than one industry category. The Fund’s industry concentration policy does not preclude it from focusing investments in issuers in broad economic sectors.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances will not compel the Fund to dispose of such security or other asset.

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REPURCHASES OF SHARES

The Fund does not currently intend to list its Shares on any securities exchange and does not expect any secondary market for them to develop in the foreseeable future. Therefore, Shareholders should expect that they will be unable to sell their Shares for an indefinite time or at a desired price. No Shareholder will have the right to require the Fund to repurchase such Shareholder’s Shares or any portion thereof. Shareholders may not exchange their Shares of the Fund for shares of any other registered investment company. Because no public market exists for the Shares, and none is expected to develop in the foreseeable future, Shareholders will not be able to liquidate their investment, other than through the Fund’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other investors. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks.

To provide Shareholders with limited liquidity, the Fund is structured as an “interval fund” and intends to conduct quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). In connection with any given repurchase offer, it is expected that the Fund will offer to repurchase only the minimum amount of 5% of its outstanding Shares. The offer to purchase Shares on a quarterly basis is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). The Repurchase Offer Notice is sent to Shareholders at least 21 calendar days and no more than 42 calendar days before the Repurchase Request Deadline. The Fund expects to determine the NAV applicable to repurchases no later than the Repurchase Pricing Date. The Fund will distribute payment to Shareholders no later than seven calendar days after the Repurchase Pricing Date. The quarterly repurchases will commence in the months of March, June, September and December, with payment being distributed to Shareholders within the time period discussed above.

The Fund also has the right to repurchase all of a Shareholder’s Shares at any time if the aggregate value of such shareholder’s Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund.

The Board of Trustees, or a committee thereof, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of Shares outstanding on the Repurchase Request Deadline.

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of Shares not to exceed 2.00% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2.00% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis.

Mandatory Repurchases and Redemptions

As noted in the prospectus, the Fund has the right to repurchase and/or redeem Shares of a Shareholder or any person acquiring Shares from or through a Shareholder under certain circumstances, in accordance with the terms of its Declaration of Trust and the 1940 Act, including Rule 23c-2 under the 1940 Act. Such repurchases and/or redemptions may be made if:

•

ownership of Shares by a Shareholder or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

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•

continued ownership of such Shares may be harmful or injurious to the business or reputation of the Fund or the Adviser and its affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal consequences;

•	any of the representations and warranties made by a Shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true;

•	beneficial owner’s estate submits tender request and satisfactory proof of owner’s death; or

•	disabled beneficial owner’s legal representative submits tender request and satisfactory proof of qualified disability.

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MANAGEMENT OF THE FUND

The Board of Trustees is responsible for the overall management and supervision of the Fund’s business and affairs, including the appointment of advisers and sub-advisers. The Trustees may appoint officers who assist in managing the Fund’s day-to-day affairs.

The Board of Trustees

The Board of Trustees currently consists of [ ] members, [ ] of whom are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”).

Duties of Trustees; Meetings and Committees. Under the Fund’s Declaration of Trust, its Board of Trustees is responsible for managing the Fund’s affairs, including the appointment of investment advisers. The Board of Trustees appoints officers who assist in managing the Fund’s day-to-day affairs. The Board of Trustees generally meets quarterly.

The Board of Trustees has appointed [ ] as Chair. The Chair presides at meetings of the Board of Trustees and may call meetings of the Board and any committee whenever [s/he] deems necessary. The Chair participates in the preparation of the agenda for meetings of the Board of Trustees and the identification of information to be presented to the Board of Trustees with respect to matters to be acted upon by the Trustees. The Chair also acts as a liaison with the Fund’s management, officers and attorneys and the other Trustees generally between meetings. The Chair may perform such other functions as may be requested by the Board of Trustees from time to time. Except for any duties specified in this SAI or pursuant to the Fund’s Declaration of Trust or bylaws, or as assigned by the Board of Trustees, the designation of a Trustee as Chair does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally.

[[ ] serves as Lead Independent Trustee. The Lead Independent Trustee generally acts as a liaison between the other Independent Trustees and the Fund’s management, officers and attorneys between meetings of the Board of Trustees. The Lead Independent Trustee may perform such other functions as may be requested by the Board of Trustees from time to time. Except for any duties specified in this SAI or pursuant to the Fund’s Declaration of Trust or bylaws, or as assigned by the Board of Trustees, the designation of a Trustee as Lead Independent Trustee does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally.]

The Board of Trustees believes that this leadership structure is appropriate because it allows the Board of Trustees to exercise informed judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board of Trustees in a manner that enhances effective oversight. The Board of Trustees also believes that having a majority of Independent Trustees is appropriate and in the best interest of the Fund’s Shareholders. Nevertheless, the Board of Trustees also believes that having interested persons serve on the Board of Trustees brings corporate and financial viewpoints that are, in the Board of Trustees’ view, crucial elements in its decision-making process. [In addition, the Board of Trustees believes that [ ], [ ], provides the Board of Trustees with the Adviser’s perspective in managing and sponsoring the Fund.] The leadership structure of the Board of Trustees may be changed, at any time and in the discretion of the Board of Trustees, including in response to changes in circumstances or the Fund’s characteristics. A Trustee may be removed from office for cause only, and not without cause, by action taken by a majority of the remaining Trustees or by the holders of at least a majority of the Shares then entitled to vote in an election of such Trustee. As set forth in the Declaration of Trust, a Trustee’s term of office shall continue until his or her death, resignation or removal.

Committees of the Board of Trustees. Under the Fund’s Declaration of Trust, the Board of Trustees is responsible for managing the Fund’s affairs, including the appointment of investment advisers. The Board of Trustees appoints officers who assist in managing the Fund’s day-to-day affairs.

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Audit	Nominating
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]

Audit Committee

All of the members of the audit committee are Independent Trustees, and each member is financially literate with at least one having accounting or financial management expertise. The Board of Trustees has adopted a written charter for the audit committee. The audit committee recommends to the full Board of Trustees the independent registered public accounting firm for the Fund, oversees the work of the independent registered public accounting firm in connection with the Fund’s audit, communicates with the independent registered public accounting firm on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time. [ ] serves as Chair of the audit committee.

The audit committee also functions as the Fund’s qualified legal compliance committee and is responsible for the confidential receipt, retention and consideration of any report of evidence of (1) a material violation of applicable federal or state securities law, (2) a material breach of fiduciary duty arising under federal or state law or (3) a similar material violation of any federal or state law by the Fund or any of the Fund’s officers, Trustees, employees or agents that has occurred, is ongoing or is about to occur.

Nominating Committee

The nominating committee is comprised of all of the Independent Trustees. The nominating committee periodically reviews the committee structure, conducts an annual self-assessment of the Board of Trustees and makes the final selection and nomination of candidates to serve as Independent Trustees. In addition, the nominating committee makes recommendations regarding the compensation of the Fund’s Independent Trustees for approval by the Board of Trustees as there is no separate compensation committee of the Fund. The Board of Trustees nominates and selects the Fund’s Interested Trustees and the officers. [ ] serves as Chair of the nominating committee.

In reviewing a potential nominee, the nominating committee will generally apply the following criteria: (1) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (2) the nominee’s business acumen, experience and ability to exercise sound judgment; (3) a commitment to understand the Fund and the responsibilities of a trustee of an investment company; (4) a commitment to regularly attend and participate in meetings of the Board of Trustees and its committees; (5) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all Shareholders; and (6) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the Shareholders and to fulfill the responsibilities of an Independent Trustee. The nominating committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.

As long as an existing Independent Trustee continues to serve on the Board, in the opinion of the nominating committee, to satisfy these criteria, the Fund anticipates that the nominating committee would favor the re-nomination of an existing Independent Trustee rather than nominate a new candidate. Consequently, while the nominating committee will consider nominees recommended by Shareholders to serve as Independent Trustee, the nominating committee may only act upon such recommendations if there is a vacancy on the Board of Trustees or a committee and it determines that the selection of a new or additional Independent Trustee is in the Fund’s best interests. In the event that a vacancy arises or a change in membership is determined to be advisable, the nominating committee will, in addition to any Shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the nominating committee. The

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nominating committee may retain a consultant to assist it in a search for a qualified candidate. The nominating committee has adopted procedures for the selection of Independent Trustees.

The nominating committee has not adopted a formal policy with regard to the consideration of diversity in identifying trustee nominees. In determining whether to recommend a trustee nominee, the nominating committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The nominating committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skills and other qualities that contribute to the Board, when identifying and recommending trustee nominees. The nominating committee believes that the inclusion of diversity as one of many factors considered in selecting trustee nominees is consistent with the goal of creating a Board of Trustees that best serves the Fund’s needs and the interests of the Shareholders. The nominating committee will consider any factors that it may deem are in the best interests of the Fund and the Shareholders, which may include the individual’s professional experience, education, skills and other individual qualities or attributes.

In filling Board vacancies, the nominating committee will consider nominees properly recommended by the Fund’s shareholders. Nominee recommendations should be submitted to the Fund at its mailing address stated below and should be directed to the attention of the nominating committee.

Shareholders may communicate with the Trustees as a group or individually. Any such communication should be sent to the Board of Trustees or an individual Trustee c/o the Secretary of the Fund at the following address: [ ]. The Secretary may determine not to forward any letter to Trustees that does not relate to the business of the Fund.

Risk Oversight. As a registered investment company, the Fund is subject to a variety of risks, including investment risks, financial risks, compliance risks and operational risks. As part of its overall activities, the Board of Trustees oversees the management of the Fund’s risk management structure by various departments of the Adviser and the Administrator, as well as by the Fund’s chief compliance officer. The responsibility to manage the Fund’s risk management structure on a day-to-day basis is subsumed within the Adviser’s overall investment management responsibilities. The Adviser has its own, independent interest in risk management.

The Board of Trustees recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board of Trustees discharges risk oversight as part of its overall activities. In addressing issues regarding the Fund’s risk management between meetings, appropriate representatives of the Adviser communicate with the Chair of the Board of Trustees, the relevant committee chair or the Fund’s chief compliance officer, who is directly accountable to the Board of Trustees. As appropriate, the Chair of the Board of Trustees and the committee chairs confer among themselves, with the Fund’s chief compliance officer, the Adviser, other service providers and external fund counsel to identify and review risk management issues that may be placed on the Board of Trustees’ agenda and/or that of an appropriate committee for review and discussion with management.

Compliance Policies and Procedures. The Fund has adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. The chief compliance officer is responsible for administering the policies and procedures.

Biographical Information about each Trustee.

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Information about the Trustees is as follows:

Name, Address(1) and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) — During Past 5 Years	Other Directorships
Interested Trustee(s)
[ ] Age: [ ](2)	[Trustee, Chief Executive Officer, and Principal Executive Officer]	Since inception(3)	[ ]	[ ]
Independent Trustees
[ ] Age: [ ]	[Trustee]	Since inception(3)	[ ]	[ ]

(1)	The business address of each Trustee is c/o GoldenTree Opportunistic Credit Fund, [ ].
(2)	[ ] is an interested trustee due to [his/her] position with the Adviser and/or its affiliates.
(3)	Each Trustee holds an indefinite term until the Trustee’s resignation, removal, or death.

Other than as disclosed in the table above, none of the Trustees serves, nor have they served during the last five years, on the board of trustees/directors of another company registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (or subject to the reporting requirements of Section 15(d) of the Exchange Act), or registered under the 1940 Act (including any other companies in a fund complex with the Fund).

In addition to the description of each Trustees’ “Principal Occupation(s)” set forth above, the following provides further information about each Trustees’ specific experience, qualifications, attributes or skills that led to the conclusion that they should serve as a Trustee. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

Although the nominating committee has general criteria that guides its choice of candidates to serve on the Board of Trustees (as discussed above under “— Committees of the Board of Trustees”), there are no specific required qualifications for membership on the Board of Trustees. The Board of Trustees believes that the different perspectives, viewpoints, professional experience, education and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. When considering potential nominees to fill vacancies on the Board of Trustees, and as part of its annual self-evaluation, the Board of Trustees reviews the mix of skills and other relevant experiences of the Trustees.

Independent Trustees

[ ]

Interested Trustee(s)

[ ]

Executive Officers

Information regarding the Fund’s executive officers who are not Trustees is as follows:

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Name, Address and Age(1)	Position(s) Held with the Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) — During Past 5 Years
[ ] Age: [ ]	Chief Financial Officer and Principal Accounting Officer	Since inception	[ ]

[ ] Age: [ ]	Chief Compliance Officer	Since inception	[ ]

[ ] Age: [ ]	Secretary	Since inception	[ ]

(1)	The business address of each of the Fund’s officers is c/o GoldenTree Opportunistic Credit Fund, [ ]. All of the Fund’s officers are officers or employees of the Adviser or affiliated companies.
(2)	Each of the Fund’s officers holds office until his or her successor is chosen and qualifies, or until his or her earlier resignation or removal.

[ ]

Trustee Compensation

The Independent Trustees received the amounts set forth in the following table from the Fund for the fiscal year ended December 31, 2024:

Name of Trustee	Aggregate Compensation from the Fund(1)	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Paid to Trustees(2)
[ ]	$0	$0	$0	$0

(1)

No compensation is, or is expected to be, paid by the Fund to trustees who are “interested persons” of us, as such term is defined in the 1940 Act, or the Fund’s officers. The Fund has obtained Trustees’ and officers’ liability insurance on behalf of the Trustees and officers.

(2)

The Fund had not commenced operations as of December 31, 2024. Under current compensation arrangements, it is estimated that the Trustees will receive the following compensation from the Fund for the current fiscal year: [ ].

Securities Ownership of Trustees

The following table shows the dollar range of Shares beneficially owned by each Trustee in the Fund as of December 31, 2024, unless otherwise noted:

Name of Trustee	Dollar Range of Shares in the Fund*
Interested Trustees
[ ]	None
Independent Trustees
[ ]	None

*	The Fund had not commenced operations as of December 31, 2024.

Miscellaneous

The Trust and the Adviser have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund.

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Approval of the Investment Advisory Agreement

The Investment Advisory Agreement will remain in effect for an initial period of two years and continue on an annual basis thereafter so long as such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement is terminable without penalty, on 60 days’ prior written notice: by the Board; by vote of a majority of the outstanding voting securities of the Fund; or by the Adviser. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

In consideration of the management and administrative services provided by the Adviser to the Fund, the Fund pays, out of the Fund’s assets, the Adviser a management fee (the “Management Fee”) at the annual rate of [ ]% of the Fund’s gross assets.

The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Investment Advisory Agreement, the Adviser is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

A discussion of the factors considered by the Fund’s Board of Trustees in approving the Investment Advisory Agreement will be set forth in the Fund’s first report on Form N-CSR, which is publicly filed with the SEC.

Distributor

[ ] (the “Distributor”) serves as the Fund’s principal underwriter and acts as a distributor of the Fund pursuant to a distribution agreement (“Distribution Agreement”). The principal office of the Distributor is located at [ ]. Under the Distribution Agreement, the Distributor, as agent of the Fund, agrees to use its best efforts as distributor of the Fund’s Shares. Pursuant to the terms of the Distribution Agreement, the Distribution Agreement can be terminated by either party with 60 days’ written notice.

Other Accounts Managed by the Portfolio Managers

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive performance-based fees on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where the portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio managers may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The following table shows information regarding accounts (other than the Fund) managed by each portfolio manager as of [ ], 2025:

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Steven A. Tananbaum	Number of Accounts		Total Assets in Accounts ($ million)			Number of Accounts Subject to a Performance- Based Advisory Fee		Total Assets in Accounts Subject to a Performance- Based Advisory Fee ($ million)
Registered Investment Companies	[	]	$	[	]	[	]	$	[	]
Other Pooled Investment Vehicles	[	]	$	[	]	[	]	$	[	]
Other Accounts	[	]	$	[	]	[	]	$	[	]

Lee Kruter	Number of Accounts		Total Assets in Accounts ($ million)			Number of Accounts Subject to a Performance- Based Advisory Fee		Total Assets in Accounts Subject to a Performance- Based Advisory Fee ($ million)
Registered Investment Companies	[	]	$	[	]	[	]	$	[	]
Other Pooled Investment Vehicles	[	]	$	[	]	[	]	$	[	]
Other Accounts	[	]	$	[	]	[	]	$	[	]

*

Total Assets are estimated and unaudited and may vary from final audited figures. Total assets exclude amounts invested in the equity of another investment vehicle managed by the portfolio managers so as to avoid double counting.

Securities Ownership of the Portfolio Managers

The portfolio managers owned no securities issued by the Fund as of [ ].

Compensation of the Portfolio Managers

The investment professionals are paid out of the total revenues of the Adviser and certain of its affiliates, including the advisory fees earned with respect to providing advisory services to us. Professional compensation at the Adviser is structured so that key professionals benefit from strong investment performance generated on the accounts that the Adviser and such affiliates manage and from their longevity with the Adviser. [Each portfolio manager has indirect equity ownership interests in the Adviser and related long-term incentives.] The portfolio managers also receive a fixed base salary and an annual market and performance-based cash bonus. The bonus is determined by the Adviser, and is based on both quantitative and qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by the Fund’s long-term performance and the value of the Fund’s assets as well as the portfolios managed for the Adviser’s and such affiliates’ other clients.

Investment Advisory Agreement

Services. Subject to the overall supervision of the Board of Trustees, the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, us. Under the terms of the Fund’s Investment Advisory Agreement, the Adviser:

•	determines the composition of the Fund’s portfolio, the nature and timing of the changes to the Fund’s portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments the Adviser makes (including performing due diligence on the Fund’s prospective investments);

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•	executes, closes, services and monitors the investments the Adviser makes;

•	determines the securities and other assets that the Adviser purchases, retains or sells; and

•	provides the Fund with such other investment advisory, research and related services as the Adviser may from time to time reasonably require for the investment of the Fund’s funds.

The Adviser’s services under the Investment Advisory Agreement are not exclusive, and both it and its members, officers and employees are free to furnish similar services to other persons and entities so long as its services to the Fund are not impaired.

The Investment Advisory Agreement was approved by the Board of Trustees at a meeting held on [ ], 2025. A discussion regarding the basis for the Board of Trustees’ previous approval of the Investment Advisory Agreement will be included in the Fund’s first report on Form N-CSR.

Duration and Termination. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for an initial period of two years and continue on an annual basis thereafter if approved annually by the Board of Trustees or by the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities, including, in either case, approval by a majority of the Trustees who are not “interested persons” of any party to such agreement, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by the Board of Trustees or the affirmative vote of a majority of the Fund’s outstanding voting securities without penalty upon not less than 60 days’ written notice to the Adviser and by the Adviser upon not less than 90 days’ written notice to the Fund.

Indemnification. The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Fund for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as the Fund’s investment adviser.

Management Fee

Under the Investment Advisory Agreement, the Fund will pay a management fee at the annual rate of [ ]% of the Fund’s gross assets. The Management Fee will be payable monthly in arrears based on the average daily value of the Fund’s gross assets.

Since the Fund is newly organized, no management fees have been paid to the Adviser.

Proxy Voting Policies and Procedures

The Board believes that the voting of proxies with respect to securities held by the Fund is an important element of the overall investment process. The Fund’s portfolio securities do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is typically substantially less than that encountered in connection with registered equity securities. Pursuant to the Fund’s Proxy Voting Policy and Procedures, as approved by the Fund’s Board, the Fund has delegated to the Adviser the authority to vote all proxies relating to the Fund’s portfolio securities. The Adviser’s exercise of this delegated proxy voting authority on behalf of the Fund is subject to oversight by Board. The Adviser has a duty to vote or not vote such proxies in the best interests of the Fund and its shareholders, and to avoid the influence of conflicts of interest. The Adviser may choose to echo vote, vote in accordance with stated

14

guidelines set forth by a proxy voting service or in accordance with its recommendations, abstain or hire a third-party fiduciary.

The policies and procedures used by the Adviser to determine how to vote certain proxies relating to portfolio securities are set forth in Appendix A. However, more complete information should be obtained by reviewing the Fund’s voting records. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is or will be available (1) without charge, upon request, by calling [ ] and (2) on the SEC’s website at www.sec.gov.

The Fund will file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31st of each year. Form N-PX for the Fund will be available (1) without charge, upon request, by calling toll-free [ ]; (2) on the SEC’s website at www.sec.gov; and (3) on the Fund’s website at [ ].

Privacy Policy

The Fund is committed to protecting your privacy. This privacy notice explains the Fund’s privacy policies and those of its affiliated companies. The terms of this notice apply to both current and former Shareholders. The Fund will safeguard, according to strict standards of security and confidentiality, all information the Fund receives about you. With regard to this information, the Fund maintain procedural safeguards that are reasonably designed to comply with federal standards. The Fund has implemented procedures that are designed to restrict access to your personal information to authorized employees of the Adviser, the Administrator and its affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. The Fund’s goal is to limit the collection and use of information about you. While the Fund may share your personal information with its affiliates in connection with servicing your account, the Fund’s affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase Shares and in the course of providing you with products and services, the Fund and certain of its service providers, such as financial intermediaries or the transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

The Fund does not disclose any personal information provided by you or gathered by the Fund to non-affiliated third parties, except as permitted or required by law or for the Fund’s everyday business purposes, such as to process transactions or service your account. For example, the Fund may share your personal information in order to send you annual and semiannual reports, proxy statements and other information required by law, and to send you information it believes may be of interest to you. The Fund may disclose your personal information to unaffiliated third party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Fund. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. The Fund may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

The Fund reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Adviser believes in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect the Fund’s rights or property. The Adviser may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

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Third Parties

To assist in its responsibility for voting proxies, the Adviser may from time to time retain experts in the proxy voting and corporate governance area as proxy research providers (“Research Providers”). The services provided to the Adviser by the Research Providers would include in depth research, global issuer analysis, and voting recommendations. While the Adviser may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow any such recommendations. In addition to research, the Research Providers could provide vote execution, reporting and recordkeeping. The Board would carefully monitor and supervise the services provided by any Research Providers.

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PORTFOLIO TRANSACTIONS

Since the Fund generally acquires and disposes of its investments in privately negotiated transactions, it infrequently uses brokers in the normal course of business.

Subject to policies established by the Fund’s Board, the Adviser is primarily responsible for the execution of any traded securities in the Fund’s portfolio and the Fund’s allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities.

While the Adviser generally seeks reasonably competitive trade execution costs, the Fund will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, the Adviser may select a broker based partly upon brokerage or research services provided to the Adviser and the Fund and any other clients. In return for such services, the Fund may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

For the fiscal year ended December 31, 2024, the Fund paid no brokerage commissions.

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ADMINISTRATOR

The Administrator and the Administration Agreement

The Board of Trustees has appointed the Adviser as the Fund’s administrator (the “Administrator”).

Under the Administration Agreement, the Adviser performs, or arranges for the performance of, the Fund’s required administrative services, which include being responsible for the financial records which the Fund is required to maintain and preparing reports to the Fund’s Shareholders. In addition, the Adviser provides the Fund with accounting services; assists the Fund in determining and publishing the Fund’s NAV; oversees the preparation and filing of the Fund’s tax returns; monitors the Fund’s compliance with tax laws and regulations; and prepares, and assists the Fund with any audits by an independent public accounting firm of, the Fund’s financial statements. The Adviser is also responsible for the printing and dissemination of reports to the Fund’s Shareholders and the maintenance of the Fund’s website; provides support for the Fund’s investor relations; generally oversees the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others; and provides such other administrative services as the Fund may from time to time designate.

The Fund reimburses the Adviser for its actual costs incurred in providing these administrative services, including the allocable portion of the compensation and related expenses of certain personnel of the Adviser providing administrative services to the Fund on behalf of the Adviser, subject to the limitations set forth in the Administration Agreement and the Expense Limitation Agreement. The Adviser is required to allocate the cost of such services to the Fund based on factors such as assets, revenues, time allocations and/or other methods. At least annually, the Board of Trustees reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of administrative expenses among the Fund and certain affiliates of the Adviser. The Board of Trustees then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board of Trustees considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board of Trustees, among other things, compares the total amount paid to the Adviser for such services as a percentage of the Fund’s net assets to the same ratios reported by other comparable investment companies. The Fund will not reimburse the Adviser for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of the Adviser.

Payments under the Administration Agreement are equal to an amount based upon the Fund’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Fund’s allocable portion of the compensation of the Fund’s chief financial officer and chief compliance officer and the Fund’s allocable portion of the compensation of support staff. The Fund’s allocable portion of such total compensation is based on an allocation of the time spent on the Fund relative to other matters. To the extent the Adviser outsources any of its functions as administrator, the Fund pays the fees on a direct basis, without profit to the Adviser. Certain accounting and other administrative services have been delegated by the Adviser to [  ] for which the fee is calculated based on the Fund’s net assets (subject to an annual minimum).]

The Administration Agreement may be terminated by the Fund without penalty upon not less than 60 days’ written notice to the Administrator and by the Administrator upon not less than 90 days’ written notice to the Fund. The Administration Agreement will remain in effect if approved by the Board of Trustees, including by a majority of the Independent Trustees, on an annual basis.

When considering the approval of the Administration Agreement, the Board of Trustees considers, among other factors, (i) the reasonableness of the compensation paid by the Fund to the Administrator and any third-party service providers in light of the services provided, the quality of such services, any cost savings to the Fund

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as a result of the arrangements and any conflicts of interest, (ii) the methodology employed by the Administrator in determining how certain expenses are allocated to the Fund, (iii) the breadth, depth and quality of such administrative services provided, (iv) certain comparative information on expenses borne by other companies for somewhat similar services known to be available and (v) the possibility of obtaining such services from a third party. The Administration Agreement was approved by the Board of Trustees on [ ], 2025.

Since the Fund is newly organized, no fees have been paid to the Administrator (or any sub-administrator) as of [ ], 2025.

Limitation on Liability and Indemnification

The Administration Agreement provides that the Administrator and its officers, directors, employees agents, control persons and affiliates are not liable to the Fund or any of its Shareholders for any act or omission by it or its employees in the supervision or management of the Fund’s investment activities or for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) or losses sustained by the Fund or its Shareholders, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Administration Agreement. The Administration Agreement also provides for indemnification by the Fund of the Administrator’s members, directors, officers, employees, agents, control persons and affiliates for liabilities incurred by them in connection with their services to the Fund, subject to the same limitations and to certain conditions.

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CUSTODIAN AND TRANSFER AGENT

The Fund’s portfolio securities are held pursuant to a custodian agreement between the Fund and [ ] The principal business address of [ ] is [ ].

[ ] serves as the Fund’s transfer agent, registrar, dividend disbursement agent and stockholder servicing agent, as well as agent for the Fund’s DRIP. The principal business address of [ ] is [ ].

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[ ], an independent registered public accounting firm located at [ ], provides audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

DISTRIBUTOR

[ ] serves as the Fund’s principal underwriter and acts as a distributor of the Fund’s Shares on a best efforts basis. The Distributor’s principal business address is [ ].

LEGAL COUNSEL

Certain legal matters in connection with the securities offered by this prospectus will be passed upon for the Fund by Dechert LLP, Washington, D.C. Dechert LLP also represents the Adviser.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of [ ], 2025, and based on statements publicly filed with the SEC, the following Shareholder owned of record 5% or more of the outstanding Shares of the Fund:

Name/Address	Percentage of Shares
[ ]	[	]

Under the 1940 Act, a control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. [As of [ ], 2025, the Trustees and Officers of the Fund as a group owned less than 1% of the outstanding Shares of beneficial interest of each class of the Fund.]

REPORTS TO SHAREHOLDERS

The Fund will furnish to its Shareholders as soon as practicable after the end of each taxable year such information as is necessary for such Shareholders to complete Federal and state income tax or information returns, along with any other tax information required by law. The Fund will prepare and transmit to its Shareholders, a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act.

FISCAL YEAR

For accounting purposes, the fiscal year of the Fund is the 12-month period ending on December 31st. The 12-month period ending [ ] of each year will be the taxable year of the Fund unless otherwise determined by the Fund.

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FINANCIAL STATEMENTS

[TO BE FILED BY PRE-EFFECTIVE AMENDMENT]

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PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

Financial Statements

Part A:	To be filed by amendment.

Part B:	To be filed by amendment.

Exhibits

(a)(1)	Certificate of Trust dated January 9, 2025 (Previously filed on January 31, 2025 with Registrant’s Registration Statement on Form N-2 (File Nos. 333-284624 and 811-24046) and incorporated by reference herein).

(a)(2)	Amended and Restated Declaration of Trust (to be filed by amendment).

(b)	By-laws (to be filed by amendment).

(c)	Not applicable.

(d)	Form of Multiple Class Plan (to be filed by amendment).

(e)	Distribution Reinvestment Plan (to be filed by amendment).

(f)	Not applicable.

(g)	Form of Investment Advisory Agreement between the Registrant and GoldenTree Asset Management LP (to be filed by amendment).

(h)(1)	Form of Distribution Agreement (to be filed by amendment).

(h)(2)	Rule 12b-1 Distribution Plan (to be filed by amendment).

(i)	Not applicable.

(j)	Custody Agreement (to be filed by amendment).

(k)(1)	Form of Transfer Agency and Service Agreement (to be filed by amendment).

(k)(2)	Fund Administration and Accounting Agreement (to be filed by amendment).

(k)(3)	Form of Expense Limitation and Reimbursement Agreement (to be filed by amendment).

(l)	Opinion and Consent of Counsel (to be filed by amendment).

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm (to be filed by amendment).

(o)	Not applicable.

(q)	Not applicable.

(r)(1)	Code of Ethics of Registrant (to be filed by amendment).

(r)(2)	Code of Ethics of GoldenTree Asset Management LP (to be filed by amendment).

(s)	Powers of Attorney (to be filed by amendment).

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in the prospectus that forms a part of this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

All figures are estimates:

Securities and Exchange Commission Fees	$[•]
Accounting Fees and Expenses	$[•]
Legal Fees and Expenses	$[•]
Cost of Printing and Engraving	$[•]
Miscellaneous	$[•]

Total	$[•]

Item 28. Persons Controlled by or Under Common Control with Registrant

To be provided by amendment.

Item 29. Number of Holders of Securities

Set forth below is the number of record holders as of [ ] of the securities of the Fund.

Title of Class	Number of Record Holders
Shares of Beneficial Interest, Class [ ]	[	]
Shares of Beneficial Interest, Class [ ]	[	]
Shares of Beneficial Interest, Class [ ]	[	]
Shares of Beneficial Interest, Class [ ]	[	]

Item 30. Indemnification

To be provided by amendment.

Item 31. Business and Other Connections of Investment Adviser

GoldenTree Asset Management LP (the “Adviser”) serves as investment adviser to the Registrant. The executive officers of the Adviser are listed in the investment adviser registration on Form ADV for the Adviser (File No. 801-58286) and are hereby incorporated herein by reference thereto.

Item 32. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, GoldenTree Opportunistic Credit Fund, 300 Park Avenue, 21st Floor, New York, NY 10022;

(2)	the Transfer Agent, [ ], [ ], [ ];

(3)	the Custodian, [ ], [ ]; and

(4)	the Adviser, GoldenTree Asset Management, LP, 300 Park Avenue, 21st Floor, New York, NY 10022.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

(1)

Registrant undertakes to suspend the offering of its Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)	Not applicable.

(3)	Registrant undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)

to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(3)

to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	not applicable;

(2)

if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)

the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)	Not Applicable.

(5)	Not Applicable.

(6)

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(7)

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this amendment to its Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in New York City, in the State of New York, on the 10th day of April, 2025.

GoldenTree Opportunistic Credit Fund

By:	/s/ Peter Alderman
Peter Alderman
Sole Initial Trustee